REGISTRATION STATEMENT NO. 2-88637
                                                                       811-03927

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 26

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 62

                                   -----------

                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                               (Name of Depositor)
                 One Cityplace, Hartford, Connecticut 06103-3415
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including area code: (860) 308-1000

                                   -----------

                                ERNEST J. WRIGHT
                         The Travelers Insurance Company
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[   ]    immediately upon filing pursuant to paragraph (b)

[ X ]    on May 3, 2004 pursuant to paragraph (b)

[   ]    __ days after filing pursuant to paragraph (a)(1)

[   ]    on __________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[   ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                            TRAVELERS MARKETLIFE(SM)

                             MAY 3, 2004 PROSPECTUS
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                            ISSUED TO INDIVIDUALS BY:

  THE TRAVELERS INSURANCE COMPANY -- THE TRAVELERS FUND UL (A SEPARATE ACCOUNT)
                                       OR
       THE TRAVELERS LIFE AND ANNUITY COMPANY -- THE TRAVELERS FUND UL II
                              (A SEPARATE ACCOUNT)

This prospectus describes information you should know before you purchase Travelers MarketLife (the Policy), a flexible premium variable life insurance policy issued by The Travelers Insurance Company (TIC) or The Travelers Life and Annuity Company (TLAC). TLAC does not solicit or issue insurance products in the state of New York. Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed to provide insurance protection on the life of an individual and to build Cash Value. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount. You can build Cash Value by investing in a variety of INVESTMENT OPTIONS (LISTED BELOW), which, in turn, invest in professionally managed Mutual Funds (THE FUNDS). The value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund                                        THE TRAVELERS SERIES TRUST
Dreyfus Stock Index Fund-- Initial Shares                           Pioneer Fund Portfolio(2)
Managed Assets Trust                                                U.S. Government Securities Portfolio
Money Market Portfolio (Travelers)                                  Zero Coupon Bond Fund Portfolio Series 2005
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST             TRAVELERS SERIES FUND INC.
   Templeton Global Asset Allocation Fund-- Class 1                 AIM Capital Appreciation Portfolio
     Shares                                                         MFS Total Return Portfolio
   Templeton Global Income Securities Fund-- Class 1                Pioneer Strategic Income Portfolio(3)
     Shares                                                         Smith Barney High Income Portfolio
   Templeton Growth Securities Fund-- Class 1 Shares                Smith Barney Large Cap Value Portfolio
GREENWICH STREET SERIES FUND                                        Smith Barney Large Capitalization Growth Portfolio
   Equity Index Portfolio-- Class I Shares                          Strategic Equity Portfolio(4)
   Fundamental Value Portfolio                                   VARIABLE INSURANCE PRODUCTS FUND
JANUS ASPEN SERIES                                                  Equity-Income Portfolio -- Initial Class
   Global Technology Portfolio-- Service Shares                     Growth Portfolio-- Initial Class
   Mid Cap Growth Portfolio-- Service Shares(1)                     High Income Portfolio-- Initial Class
SCUDDER INVESTMENT VIT FUNDS                                     VARIABLE INSURANCE PRODUCTS FUND II
   EAFE(R) Equity Index Fund -- Class A Shares                      Asset Manager Portfolio -- Initial Class
   Small Cap Index Fund -- Class A Shares

--------------
(1)  Formerly Aggressive Growth Portfolio - Service Shares       (3)   Formerly Putnam Diversified Income Portfolio
(2)  Formerly Utilities Portfolio                                (4)   Formerly Alliance Growth Portfolio

To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, Policy Holder Services, P.O. Box 990019, Hartford, Connecticut 06199-0019, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS ............................    4
Policy Summary ............................................................    4
Principal Policy Benefits .................................................    4
Principal Policy Risks ....................................................    5
Fund Company Risks ........................................................    6
FEE TABLES ................................................................    7
Transaction Fees ..........................................................    7
Periodic Charges other than Fund Operating Expenses .......................    9
Charges for Optional Riders ...............................................   11
Fund Charges and Expenses .................................................   13
DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS AND FUNDS .................   16
The Insurance Companies ...................................................   16
The Separate Accounts and Their Investment Options ........................   16
The Funds .................................................................   16
Voting Rights .............................................................   20
Conflicts of Interest .....................................................   20
POLICY CHARGES AND DEDUCTIONS .............................................   20
Charges Against Premium ...................................................   21
Charges Against Cash Value ................................................   21
Charges Against the Separate Account ......................................   22
Fund Charges ..............................................................   23
Modification, Reserved Rights and Other Charges ...........................   23
POLICY DESCRIPTION ........................................................   23
Applying for a Policy .....................................................   23
When Coverage Begins ......................................................   24
Right to Cancel (free look period) ........................................   24
Tax Free `Section 1035' Exchanges .........................................   24
Ownership/Policy Rights ...................................................   24
PREMIUMS ..................................................................   26
Amount, Frequency and Duration of Premium Payments ........................   26
Allocation of Premium Payments ............................................   27
VALUES UNDER YOUR POLICY ..................................................   27
Cash Value ................................................................   27
Investment Option Valuation ...............................................   27
Loan Account Valuation ....................................................   28
TRANSFERS .................................................................   28
Transfers of Cash Value ...................................................   28
Telephone Transfers .......................................................   29
DEATH BENEFIT .............................................................   29
Death Benefit Examples ....................................................   30
Changing the Death Benefit Option .........................................   31
Paying the Death Benefit and Payment Options ..............................   31

BENEFITS AT MATURITY ....................................................     32
OTHER BENEFITS ..........................................................     32
Exchange Option .........................................................     32
Riders ..................................................................     32
POLICY SURRENDERS .......................................................     34
Full Surrender ..........................................................     34
Partial Surrender .......................................................     34
POLICY LOANS ............................................................     34
Effects of Loans ........................................................     35
LAPSE AND REINSTATEMENT .................................................     35
Lapse ...................................................................     35
Grace Period ............................................................     35
Lapse Protection Guarantee Rider ........................................     35
Reinstatement ...........................................................     36
FEDERAL TAX CONSIDERATIONS ..............................................     36
Potential Benefits of Life Insurance ....................................     36
Tax Status of the Policy ................................................     37
Tax Treatment of Policy Benefits ........................................     38
OTHER TAX CONSIDERATIONS ................................................     40
Insurable Interest ......................................................     40
The Company's Income Taxes ..............................................     40
Alternative Minimum Tax .................................................     40
OTHER POLICY INFORMATION ................................................     40
Payment and Suspension of Valuation .....................................     40
Policy Statements .......................................................     41
Limits on Right to Contest and Suicide Exclusion ........................     41
Misstatement as to Sex and Age ..........................................     41
Policy Changes ..........................................................     41
Distribution ............................................................     41
Emergency Procedures ....................................................     43
Restrictions on Financial Transactions ..................................     43
LEGAL PROCEEDINGS .......................................................     43
FINANCIAL STATEMENT .....................................................     43
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS ...........    A-1
APPENDIX B: ANNUAL MINIMUM PREMIUMS .....................................    B-1
APPENDIX C: PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE ..............    C-1
APPENDIX D: CURRENT MONTHLY ADMINISTRATIVE CHARGE .......................    D-1
APPENDIX D1: GUARANTEED MONTHLY ADMINISTRATIVE CHARGE ...................   D1-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

Travelers MarketLife is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

       o   Death Benefit

           We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and your Loan Account Value.

           In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

           o OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured.

           o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.

           The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

       o   Policy Surrenders (Withdrawals)

           You may withdraw some or all of your money from your Policy (minus any applicable charges and fees).

       o   Policy Loans

           You may borrow against your Policy using your Policy as collateral.

       o   The Investment Options and the Corresponding Funds

           You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among any of the Investment Options while continuing to defer current income taxes.

       o   Flexible Premium Payments

           After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

       o   Payment Options

           You or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump sum or various periodic payments) to receive the Policy Proceeds.

       o   Tax-Free Death Benefit

           Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

       o   Right to Cancel Period

           We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

       o   Exchange Option

           During the first two Policy Years you can exchange this Policy for a form of non-variable permanent individual life insurance.

       o   Riders (Supplemental Insurance Benefits)

           You may add additional insurance to your Policy by Rider. A number of different riders are available, ranging from a Cost of Living Adjustment Rider to a Lapse Protection Guarantee Rider. Please see "Other Benefits" for descriptions of all the riders.

       o   Personalized Illustrations

           You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.


                             PRINCIPAL POLICY RISKS

       o   Poor Fund Performance (Investment Risk)

           The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

       o   Tax Risks

           We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals.

       o   Policy Lapse

           There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

       o   Policy Withdrawal Limitations

           Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

       o   Credit Risk

           The Death Benefit guarantees and rider guarantees depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

       o   Effects of Policy Loans

           A Policy loan, whether or not repaid, will affect your Policy's Cash Value over time because we transfer the amount of the loan from the Investment Options to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

       o   Increase in Current Fees and Expenses

           Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

       o   Policy is not Suited for Short-Term Investment

           We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.


                               FUND COMPANY RISKS

       o A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

       o Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

           A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

           There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.


                                TRANSACTION FEES

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Sales Charge                       Upon receipt of each        Current Charge:               2.50% of each Premium Payment
                                                               --------------------------------------------------------------
$50,000 - $499,999                 Premium Payment             GUARANTEED CHARGE:            2.50% OF EACH PREMIUM PAYMENT
   of Face Amount
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Sales Charge                       Upon receipt of each        Current Charge:               2.00% of each Premium Payment
                                                               --------------------------------------------------------------
$500,000 - $999,999                Premium Payment             GUARANTEED CHARGE:            2.00% OF EACH PREMIUM PAYMENT
   of Face Amount
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Sales Charge                       Not applicable              Current Charge:               0.00% of each Premium Payment
                                                               --------------------------------------------------------------
$1,000,000+                                                    GUARANTEED CHARGE:            0.00% OF EACH PREMIUM PAYMENT
   of Face Amount
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge                 Upon receipt of each        Current Charge:               2.50% of each Premium Payment
                                                               --------------------------------------------------------------
(Waived for policies issued in     Premium Payment             GUARANTEED CHARGE:            2.50% OF EACH PREMIUM PAYMENT
   PR)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Surrender Charge (Full) (1)        When you fully surrender    Current Charge:               Rates per $1000 of Stated
                                   your Policy within the                                    Amount for First Year of
                                   first ten (10) Policy                                     Coverage:
                                   Years and for the first                                   Minimum: $1.63(2)
                                   ten (10) Policy Years                                     Maximum: $25.40(3)
                                   after an increase in        --------------------------------------------------------------
                                   Stated Amount in addition   GUARANTEED CHARGE:            RATES PER $1000 OF STATED
                                   to the per $1,000 of                                      AMOUNT FOR FIRST YEAR OF
                                   Stated Amount Surrender                                   COVERAGE:
                                   charge, there is also                                     MINIMUM: $1.63(2)
                                   another charge that is                                    MAXIMUM: $25.40(3)
                                   the smallest of 6% of the   --------------------------------------------------------------
                                   Cash Value being            Sample Charge for a           Rates per $1000 of Stated
                                   surrendered, 6% of the      40-year-old male,             Amount for First Year of
                                   amount of premiums          non-smoker, preferred risk    Coverage:
                                   actually paid within the    class, with death benefit     Current:    $5.69
                                   five years preceeding the   option 1 and a $350,000 face  Guaranteed: $5.69
                                   surrender, or 9% of the     amount.
                                   total Annual Minimum
                                   Premiums for each full or
                                   partial Policy Year
                                   during the five years
                                   preceeding the surrender,
                                   whether paid or not.

             CHARGE                 WHEN WE DEDUCT THE CHARGE                           AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Surrender Charge (Partial)         When you partially            Current Charge:               Rates per $1000 of Stated
                                   surrender your Policy                                       Amount for First Year of
                                   within the first ten (10)                                   Coverage:
                                   Policy Years and for the                                    Minimum: $1.63(2)
                                   first ten (10) Policy                                       Maximum: $25.40(3)
                                   Years after an increase in    --------------------------------------------------------------
                                   Stated Amount, there is a     GUARANTEED CHARGE:            RATES PER $1000 OF STATED
                                   charge that is the                                          AMOUNT FOR FIRST YEAR OF
                                   smallest of 6% of the                                       COVERAGE:
                                   gross partial surrender                                     MINIMUM: $1.63(2)
                                   amount, 6% of the amount                                    MAXIMUM: $25.40(3)
                                   of premiums actually paid     --------------------------------------------------------------
                                   within the five years         Sample Charge for a           Rates per $1000 of Stated
                                   preceeding the surrender,     40-year-old male,             Amount for First Year of
                                   or 9% of the total Annual     non-smoker, preferred risk    Coverage:
                                   Minimum Premiums for each     class, with death benefit     Current:     $5.69
                                   full or partial Policy        option 1 and a $350,000 face  Guaranteed:  $5.69
                                   Year during the five years    amount.
                                   preceeding the surrender,
                                   whether paid or not. Gross
                                   partial surrender amounts
                                   are the requested partial
                                   surrender amounts divided
                                   by 94%.



-------------
 (1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the charges that would apply to you, please contact your agent or registered representative.

 (2) Sample charge for any insured with a specified amount at or above $1,000,000 and with an issue age less than 5-years old regardless of sex, risk class or underwriting.

 (3) Sample charge for any insured with a specified amount less than $500,000 and with an issue age greater than 64-years old regardless of sex, risk class or underwriting.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge (COI(1))  Monthly on the Deduction    Current Charge:               Rates per $1000 of Net Amount
                                   Day                                                       At Risk for the First Year of
                                                                                             Coverage:
                                                                                             Minimum: 0.0571(2)
                                                                                             Maximum: 46.94796(3)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            RATES PER $1000 OF NET AMOUNT
                                                                                             AT RISK FOR FIRST YEAR OF
                                                                                             COVERAGE:
                                                                                             MINIMUM: 0.0571(2)
                                                                                             MAXIMUM:  47.18322(3)
                                                               --------------------------------------------------------------
                                                               Sample Charge for a           Rates per $1000 of Net Amount
                                                               40-year-old male,             At Risk for First Year of
                                                               non-smoker, preferred risk    Coverage:
                                                               class, with death benefit     Current: 0.1753
                                                               option 1 and a $350,000 face  Guaranteed: 0.2634
                                                               amount.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Policy Administrative Expense      Monthly from Cash Value     Current Charge:               Monthly Rate per $1000 of
Charges                            for the first three (3)                                   Initial Stated Amount for the
                                   Policy Years on the                                       first three years of coverage
                                   Deduction Date                                            or for the three years
                                                                                             following an increase in
                                                                                             Stated Amount:
                                                                                             Minimum: $0.00(4)
                                                                                             Maximum: $0.39(5)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                             INITIAL STATED AMOUNT FOR THE
                                                                                             FIRST THREE YEARS OF COVERAGE
                                                                                             OR FOR THE THREE YEARS
                                                                                             FOLLOWING AN INCREASE IN
                                                                                             STATED AMOUNT:
                                                                                             MINIMUM: $0.00(6)
                                                                                             MAXIMUM: $0.39(5)
                                                               --------------------------------------------------------------
                                                               Sample Charge for             Monthly Rate per $1000 of Initial
                                                               a 40-year-old male,           Stated Amount for the first three
                                                               non-smoker, preferred         years of coverage or for the
                                                               risk class, with death        three years following an increase
                                                               benefit option 1 and a        in Stated Amount:
                                                               $350,000 face amount.         Current: $0.23
                                                                                             Guaranteed: $0.23


--------------

  (1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost-of-insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.

  (2) Sample charge for a 9-year-old female with death benefit option 1.

  (3) Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.

  (4) Sample charge for any insured with stated amounts $1,000,000 or more regardless if age, sex, risk class or underwriting. This sample charge also applies to a nonsmoker risk class with stated amounts of $500,000 or more regardless of sex or underwriting.

  (5) Sample charge for any insured with stated amounts less than $500,000, smoker risk class, and issue ages between 64-80 years old (inclusive) regardless of sex or underwriting.

       PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES (CONTINUATION)

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk (M&E)   Daily from the unloaned     Current Charge:               0.80% on an annual basis of
Charge                             portion of the Cash Value                                 the amounts in the Investment
(Applies to policies issued on                                                               Options for the first fifteen
or after 5/1/1998)                                                                           (15) Policy Years and 0.25%
                                                                                             thereafter
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            SAME AS CURRENT
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk (M&E)   Daily from the unloaned     Current Charge:               0.80% on an annual basis of
Charge                             portion of the Cash Value                                 the amounts in the Investment
(Applies to policies issued on                                                               Options for the first fifteen
or after 7/12/1995 and prior to                                                              (15) Policy Years and 0.45%
5/1/1998)                                                                                    thereafter
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            SAME AS CURRENT
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk (M&E)   Daily from the unloaned     Current Charge:               0.60% on an annual basis of
Charge                             portion of the Cash Value                                 the amounts in the Investment
(Applies to policies issued                                                                  Options for all Policy Years.
prior to 7/12/1995)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            SAME AS CURRENT
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Separate Account Expense Charge    Daily from the unloaned     Current Charge:               0.10% on an annual basis of
(Applies to policies issued on     portion of Cash Value                                     the amounts in the Investment
or after 7/12/1995)                                                                          Options for the fifteen (15)
                                                                                             Policy Years and 0.00%
                                                                                             thereafter
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            SAME AS CURRENT
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Separate Account Expense Charge    Daily from the unloaned     Current Charge:               0.00% on an annual basis of
(Applies to policies issued        portion of Cash Value                                     the amounts in the Investment
prior to 7/12/1995)                                                                          Options for all Policy Years.
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            SAME AS CURRENT
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Policy Loan Cost                   Monthly from the Loan       Current Charge:               3.40% (2.00% in VI) on an
(Applies to policies issued on     Account                                                   annual basis on the amount
or after 7/12/1995)                                                                          loaned for Policy Years 1-13
                                                                                             and -0.15% (-0.34% in NY and
                                                                                             MA) on the amount loaned for
                                                                                             Policy Years 14 and later.(1)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            SAME AS CURRENT
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Policy Loan Cost                   Monthly from the Loan       Current Charge:               3.40% (2.00% in VI) on an
(Applies to policies issued        Account                                                   annual basis on the amount
prior to 7/12/1995)                                                                          loaned for Policy Years 1-10
                                                                                             and -0.15% (-0.34% in NY and MA)
                                                                                             on the amount loaned for Policy
                                                                                             Years 14 and later.(1) Please
                                                                                             refer to footnotes for policy
                                                                                             loan costs for years 11, 12, and
                                                                                             13.(2)
-----------------------------------------------------------------------------------------------------------------------------
                                                               GUARANTEED CHARGE:            SAME AS CURRENT

--------------
 (1) The Policy Loan Cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

 (2)   The Policy Loan Cost is -0.15% and 2.00%, -0.34% and 1.40%, and -0.15%
       and 3.40% for policies issued in the VI, NY and MA, and the remaining states respectively. The percentage splits of the loan account value where the Policy Loan Cost are applied are 25%/75%, 50%/50%, and 75%/25% for years 11, 12, and 13 respectively.

                           CHARGES FOR OPTIONAL RIDERS

              CHARGE                WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Primary Insured Term Rider(1)      Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of Term
(Minimum Face Amount of $1,000.    portion of the Cash Value                                 Amount for the First Year of
Maximum limits subject to          on the Deduction Date.                                    Coverage:
underwriting.  Rider face is                                                                 Minimum: $0.0571(2)
subject to a $100,000 base face                                                              Maximum: $46.94796(3)
minimum.)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF TERM
                                                                                             AMOUNT FOR THE FIRST YEAR OF
                                                                                             COVERAGE:
                                                                                             MINIMUM: $0.0571 (2)
                                                                                             MAXIMUM: $47.18322(3)
                                                               --------------------------------------------------------------
                                                               Sample Charge for a           Monthly Rate per $1000 of Term
                                                               40-year-old male,             Amount for the First Year of
                                                               non-smoker, preferred risk    Coverage:
                                                               class, with death benefit     Current: $01753
                                                               option 1 and a $350,000       Guaranteed: $0.2634
                                                               face amount.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Spouse Term Insurance Rider(1)     Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of Term
(Minimum Face Amount of $50,000.   portion of the Cash Value                                 Amount for the First Year of
Maximum limits subject to          on the Deduction Date.                                    Coverage:
underwriting and cannot exceed                                                               Minimum: $0.0571(2)
the base face amount.                                                                        Maximum: $46.94796(3)
Rider face is subject to a                                     --------------------------------------------------------------
$50,000 base face minimum.)                                    GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF TERM
                                                                                             AMOUNT FOR THE FIRST YEAR OF
                                                                                             COVERAGE:
                                                                                             MINIMUM: $0.0571(2)
                                                                                             MAXIMUM: $47.18322(3)
                                                               --------------------------------------------------------------
                                                               Sample Charge for a           Monthly Rate per $1000 of Term
                                                               36-year-old female,           Amount for the First Year of
                                                               non-smoker, preferred risk    Coverage:
                                                               class, with death benefit     Current: $0.1049
                                                               option 1 and a $110,000 face  Guaranteed: $0.1522
                                                               amount.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Child Term Insurance Rider         Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of
                                   portion of the Cash Value                                 Child Term Rider Unit for the
                                   on the Deduction Date.                                    First Year of Coverage:
                                                                                             Without Waiver of Deduction
                                                                                             Amount Coverage Rider: $0.50
                                                                                             With Waiver of Deduction
                                                                                             Amount Coverage Rider: $0.52
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                             CHILD TERM RIDER UNIT FOR THE
                                                                                             FIRST YEAR OF COVERAGE:
                                                                                             WITHOUT WAIVER OF DEDUCTION
                                                                                             AMOUNT COVERAGE RIDER: $0.50
                                                                                             WITH WAIVER OF DEDUCTION
                                                                                             AMOUNT COVERAGE RIDER: $0.52
                                                               --------------------------------------------------------------
                                                               Sample Charge for a an        Monthly Rate per $1000 of
                                                               15-year-old male with $9,000  Child Term Rider Unit for the
                                                               Child Term Rider face         First Year of Coverage:
                                                               amount                        Without Waiver of Deduction
                                                                                             Amount Coverage Rider  $0.50
                                                                                             With Waiver of Deduction
                                                                                             Amount Coverage Rider: $0.52
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Accelerated Death Benefit Rider    Not Applicable              Current Charge:               $150 one time processing fee
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            SAME AS CURRENT

--------------
  (1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables).

  (2) Sample charge for a 9-year-old female with death benefit option 1. (3) Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.

                   CHARGES FOR OPTIONAL RIDERS (CONTINUATION)

            CHARGE                 WHEN WE DEDUCT THE CHARGE                            AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Lapse Protection Guarantee     Not applicable                      Current Charge:               No charge
Rider
                                                                   ----------------------------------------------------------
                                                                   GUARANTEED CHARGE:            NO CHARGE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Maturity Extension Rider       Not applicable                      Current Charge:               No Charge
                                                                   ----------------------------------------------------------
                                                                   GUARANTEED CHARGE:            NO CHARGE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Cost of Living Adjustment      Monthly from the unloaned portion   Current Charge:               Rates per $1000 of Net
Rider(1)                       of the Cash Value on the                                          Amount At Risk for the
                               Deduction Date                                                    First Year of Coverage:
                                                                                                 Minimum: $0.0571(2)
                                                                                                 Maximum: $46.94796(3)
                                                                   ----------------------------------------------------------
                                                                   GUARANTEED CHARGE:            RATES PER $1000 OF NET
                                                                                                 AMOUNT AT RISK FOR FIRST
                                                                                                 YEAR OF COVERAGE:
                                                                                                 MINIMUM: $0.0571(2)
                                                                                                 MAXIMUM: $47.18322(3)
                                                                   ----------------------------------------------------------
                                                                   Sample Charge for a           Rates per $1000 of Net
                                                                   40-year-old male,             Amount At Risk for First
                                                                   non-smoker, preferred risk    Year of Coverage:
                                                                   class, with death benefit     Current: $0.1753
                                                                   option 1 and a $350,000 face  Guaranteed: $0.2634
                                                                   amount.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Waiver of Deduction Amount     Monthly from the unloaned           Current Charge:               Monthly Rate per $1000 of
Rider                          portion of the Cash Value                                         Monthly Deduction Amount
                               on the Deduction Date                                             for the First Year of
                                                                                                 Coverage:
                                                                                                 Minimum: $0.0000(4)
                                                                                                 Maximum: $0.2587 (5)
                                                                   ----------------------------------------------------------
                                                                   GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                                 MONTHLY DEDUCTION AMOUNT
                                                                                                 FOR THE FIRST YEAR OF
                                                                                                 COVERAGE:
                                                                                                 MINIMUM: $0.0000(4)
                                                                                                 MAXIMUM: $0.2587(5)
                                                                   ----------------------------------------------------------
                                                                   Sample Charge for a           Monthly Rate per $1000 of
                                                                   40-year-old male,             Monthly Deduction Amount
                                                                   non-smoker, preferred risk    for the First Year of
                                                                   class, with death benefit     Coverage:
                                                                   option 1 and a $350,000 face  Current: $0.0141
                                                                   amount.                       Guaranteed: $0.0141
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit       Monthly from the unloaned           Current Charge:               Monthly Rate per $1000 of
Rider (Minimum face amount if  portion  of the Cash Value                                        Term Amount for the First
$25,000. Maximum limits are    on the Deduction Date                                             Year of Coverage:
$100,000 for issue ages less                                                                     Minimum: $0.0792(6)
than 26. Otherwise the                                                                           Maximum: $0.308(7)
maximum limit is $300,000.
Rider face cannot exceed
the base face minimum).
                                                                   ----------------------------------------------------------
                                                                   GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                                 TERM AMOUNT FOR THE FIRST
                                                                                                 YEAR OF COVERAGE:
                                                                                                 MINIMUM: $0.0792(6)
                                                                                                 MAXIMUM: $0.308(7)
                                                                   ----------------------------------------------------------
                                                                   Sample Charge for a           Monthly Rate per $1000 of
                                                                   39-year-old male,             Term Amount for the First
                                                                   non-smoker, standard risk     Year of Coverage:
                                                                   class, with death benefit     Current: $0.0880
                                                                   option 1 and a $250,000       Guaranteed: $0.0880
                                                                   face amount.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

--------------
  (1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables).

  (2) Sample charge for a 9-year-old female with death benefit option 1.

  (3) Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.

  (4) Sample charge for any insured with an issue age less than 5 years old regardless of sex, risk class or underwriting.

  (5) Sample charge for a 59-year-old smoker regardless of sex, risk class or underwriting.

  (6) Sample charge for an insured less than 30 years old with no table rating regardless of sex, risk class or underwriting.

  (7) Sample charge for any insured with an issue age of at least 60 years old and a Table 4 rating regardless of sex or risk class.

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund charges and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2003. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2003, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                         MINIMUM                        MAXIMUM
                                                                --------------------------     --------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.27%                          1.16%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                               DISTRIBUTION
                                                  AND/OR                                CONTRACTUAL FEE     NET TOTAL
                                                 SERVICE                 TOTAL ANNUAL        WAIVER          ANNUAL
                                MANAGEMENT       (12b-1)        OTHER      OPERATING     AND/OR EXPENSE     OPERATING
UNDERLYING FUND:                    FEE            FEES       EXPENSES      EXPENSES     REIMBURSEMENT      EXPENSES
------------------            --------------   -------------  --------  --------------  ----------------  --------------
Capital Appreciation Fund....      0.75%           --           0.07%        0.82%            --              0.82%(1)

Dreyfus Stock Index Fund--
  Initial Shares.............      0.25%           --           0.02%        0.27%            --              0.27%

Managed Assets Trust.........      0.50%           --           0.09%        0.59%            --              0.59%(1)

Money Market Portfolio.......      0.32%           --           0.10%        0.42%            --              0.42%(2)

CITISTREET FUNDS, INC.
   CitiStreet Diversified
     Bond Fund-- Class I+....      0.44%           --           0.11%        0.55%            --              0.55%

   CitiStreet International
     Stock Fund-- Class I+...      0.74%           --           0.16%        0.90%            --              0.90%

   CitiStreet Large Company
     Stock Fund-- Class I+...      0.53%           --           0.10%        0.63%            --              0.63%

   CitiStreet Small Company
     Stock Fund-- Class I+...      0.60%           --           0.19%        0.79%            --              0.79%

FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Templeton Global Asset
     Allocation Fund --
     Class 1 Shares..........      0.61%           --           0.21%        0.82%            --                --(3)(13)

   Templeton Global Income
     Securities Fund -- Class
     1 Shares................      0.63%           --           0.13%        0.76%            --              0.76%(4)

                                               DISTRIBUTION
                                                  AND/OR                                CONTRACTUAL FEE     NET TOTAL
                                                 SERVICE                 TOTAL ANNUAL        WAIVER          ANNUAL
                                MANAGEMENT       (12b-1)        OTHER      OPERATING     AND/OR EXPENSE     OPERATING
UNDERLYING FUND:                    FEE            FEES       EXPENSES      EXPENSES     REIMBURSEMENT      EXPENSES
------------------            --------------   -------------  --------  --------------  ----------------  -------------
   Templeton Growth                0.81%           --           0.07%        0.88%            --              0.88%(5)
     Securities Fund-- Class
     1 Shares................

GREENWICH STREET SERIES FUND
   Equity Index Portfolio --
     Class I Shares..........      0.31%           --           0.03%        0.34%            --              0.34%
   Fundamental Value
     Portfolio...............      0.75%           --           0.02%        0.77%            --              0.77%

JANUS ASPEN SERIES
   Global Technology
     Portfolio -- Service
     Shares*.................      0.65%          0.25%         0.20%        1.10%            --              1.10%

   Mid Cap Growth Portfolio
    -- Service Shares*.......      0.65%          0.25%         0.02%        0.92%            --              0.92%

   Worldwide Growth
     Portfolio -- Service
     Shares*+................      0.65%          0.25%         0.06%        0.96%            --              0.96%

SCUDDER INVESTMENT VIT FUNDS
   EAFE(R) Equity Index Fund
     -- Class A Shares.......      0.45%           --           0.64%        1.09%           0.44%            0.65%(6)

   Small Cap Index Fund--
     Class A Shares..........      0.35%           --           0.26%        0.61%           0.16%            0.45%(7)

THE TRAVELERS SERIES TRUST
   Pioneer Fund Portfolio....      0.72%           --           0.40%        1.12%            --              1.12%(8)

   U.S. Government
     Securities Portfolio....      0.32%           --           0.10%        0.42%            --              0.42%(1)

   Zero Coupon Bond Fund
     Portfolio Series 2005...      0.10%           --           1.06%        1.16%            --                --(9)(13)

TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio...............      0.80%           --           0.05%        0.85%            --              0.85%

   MFS Total Return Portfolio      0.80%           --           0.02%        0.82%            --              0.82%
   Pioneer Strategic Income
     Portfolio...............      0.75%           --           0.25%        1.00%            --              1.00%

   Smith Barney High Income
     Portfolio...............      0.60%           --           0.09%        0.69%            --              0.69%

   Smith Barney Large Cap
     Value Portfolio.........      0.65%           --           0.04%        0.69%            --              0.69%

   Smith Barney Large
     Capitalization Growth
     Portfolio...............      0.75%           --           0.04%        0.79%            --              0.79%

   Strategic Equity Portfolio      0.80%           --           0.04%        0.84%            --              0.84%
VARIABLE INSURANCE PRODUCTS
   FUND
   Equity-Income Portfolio --
     Initial Class...........      0.48%           --           0.09%        0.57%            --                --(10)(13)

   Growth Portfolio--
     Initial Class...........      0.58%           --           0.09%        0.67%            --                --(11)(13)

   High Income Portfolio--
     Initial Class...........      0.58%           --           0.11%        0.69%            --              0.69%

VARIABLE INSURANCE PRODUCTS
   FUND II
   Asset Manager Portfolio --
     Initial Class...........      0.53%           --           0.10%        0.63%            --                --(12)(13)

--------------
  * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

  +    Closed to new investors.


NOTES

  (1) Fund has a voluntary waiver of 1.25%. Other Expenses include 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

  (2) Fund has a voluntary waiver of 0.40%. Other Expenses include 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

  (3) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

  (4) The Fund administration fee is paid indirectly through the management fee.

  (5) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

  (6) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65% for Class A shares.

  (7) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45% for Class A shares.

  (8) Effective 5/1/03, shareholders approved a new Investment Advisory Agreement that increased the management fee from 0.65% to 0.75%. The actual Management Fee for the year was a blended rate of 0.72%. Other expenses include 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

  (9) Fund has a voluntary waiver of 0.15%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

  (10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.56%. These offsets may be discontinued at any time.

  (11) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.64%. These offsets may be discountinued as any time.

  (12) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.62%. These offsets may be discontinued at any time.

  (13) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for Underlying Funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the Underlying Fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the Underlying Fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                            VOLUNTARY FEE
                                                                            WAIVER AND/OR
                                                                               EXPENSE              NET TOTAL ANNUAL
       FUNDING OPTION                                                       REIMBURSEMENT          OPERATING EXPENSES
       --------------                                                  ------------------------  ------------------------
       Templeton Global Asset Allocation Fund - Class 1 Shares.....             0.01%                     0.81%
       Zero Coupon Bond Fund Portfolio Series 2005.................             1.01%                     0.15%
       Equity-Income Portfolio - Initial Class.....................             0.01%                     0.56%
       Growth Portfolio - Initial Class............................             0.03%                     0.64%
       Asset Manager Portfolio - Initial Class.....................             0.01%                     0.62%

                 DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS
                                    AND FUNDS

                             THE INSURANCE COMPANIES

Please refer to your Policy to determine which Company issued your Policy.

THE TRAVELERS INSURANCE COMPANY is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

THE TRAVELERS LIFE AND ANNUITY COMPANY is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all of the United States (except New York), the District of Columbia and Puerto Rico.

Each Company is an indirect wholly owned subsidiary of Citigroup Inc. Each Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Companies are subject to Connecticut law governing insurance companies and are regulated by the Connecticut Commissioner of Insurance. Each company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. Each Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, each Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

               THE SEPARATE ACCOUNTS AND THEIR INVESTMENT OPTIONS

Under Connecticut law, The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor separate accounts. Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in the applicable Separate account. The income, gains, and losses are credited to, or charged against each separate account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies.

The Travelers Insurance Company sponsors The Travelers Fund UL Separate Account for Variable Life Insurance (Fund UL), while The Travelers Life and Annuity Company sponsors The Travelers Fund UL II Separate Account for Variable Life Insurance (Fund UL II). Fund UL was established on November 10, 1983 and Fund UL II was established on October 17, 1995. Both separate accounts were established under the laws of Connecticut and both are registered with the Securities and Exchange Commission ("SEC") as unit investment trusts under the Investment Company Act of 1940 and qualify as "separate accounts."

The separate accounts are divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The separate accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvest in additional shares of that Fund. Finally, the assets of the separate accounts may not be used to pay any liabilities of the insurance companies other than those arising from the Policies, and the insurance companies are obligated to pay all amounts promised to Policy Owners under the Policies.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure and brand recognition, performance and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Fund or an affiliate of the Fund will compensate the Company for providing administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's Investment Adviser or its distributor.

Each Fund is reviewed periodically after having been selected. Upon review, the Company may remove a Fund or restrict allocation of additional Premium to a Fund if the Company determines the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets.

In addition, if any of the Funds become unavailable, or if we believe that further investment in a Fund is inappropriate for the purposes of the Contract, we may substitute another Investment Option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new Investment Options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Policies. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Fund allocated to the Investment Options under the Policy or other contracts offered by the Company. The amount of the fee that a Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Fund. Aggregate fees relating to the different Funds may be as much as 0.60% of the average net assets of a Fund attributable to the relevant policies. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from a Fund's assets as part of its Total Annual Operating Expenses.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-800-334-4298 OR THROUGH YOUR INSURANCE AGENT. We do not guarantee the investment results of the Funds.

                                                         INVESTMENT                                INVESTMENT
                FUNDS                                    OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------    -----------------------------------
Capital Appreciation Fund                 Seeks growth of capital. The Fund            Travelers Asset Management
                                          normally invests in equity securities        International Company LLC
                                          of issuers of any size and in any            ("TAMIC")
                                          industry.                                    Subadviser: Janus Capital Corp.

Dreyfus Stock Index Fund-- Initial        Seeks to match the total return of the       The Dreyfus Corporation
Shares                                    S&P 500 Index. The Fund normally             Subadviser: Mellon Equity
                                          invests in all 500 stocks in the S&P         Associates
                                          500 in proportion to their weighting in
                                          the index.

Managed Assets Trust                      Seeks high total return. The Fund            TAMIC
                                          normally invests in equities,                Subadviser: Travelers Investment
                                          convertible and fixed-income                 Management Company ("TIMCO")
                                          securities. The Fund's policy is to
                                          allocate investments among asset
                                          classes.

Money Market Portfolio                    Seeks high current return with               TAMIC
                                          preservation of capital and liquidity.
                                          The Fund normally invests in
                                          high-quality short term money market
                                          instruments.

CITISTREET FUNDS, INC.
   CitiStreet Diversified Bond Fund--     Seeks maximum long term total return.        CitiStreet Funds Management LLC
     Class I+                             The Fund normally invests in fixed           ("CitiStreet")
                                          income securities.                           Subadviser: Western
                                                                                       AssetManagement Company; Salomon
                                                                                       Brothers Asset Management
                                                                                       ("SBAM"); and SSgA Funds
                                                                                       Management ("SSgA")

   CitiStreet International Stock         Seeks maximum long term total return.        CitiStreet
     Fund-- Class I+                      The Fund normally invests in the common      Subadviser: Bank of Ireland Asset
                                          stocks of established non-U.S.               Management (U.S.) Limited;
                                          companies.                                   Citigroup Asset Management Limited,
                                                                                       and SSgA

                                                         INVESTMENT                                INVESTMENT
                FUNDS                                    OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------    -----------------------------------
   CitiStreet Large Company Stock         Seeks maximum long term total return.        CitiStreet
     Fund-- Class I+                      The Fund normally invests in the common      Subadviser: Wellington Management
                                          stocks of large, well established            Company; Smith Barney Fund
                                          companies.                                   Management LLC ("SBFM"), and SSgA

   CitiStreet Small Company Stock         Seeks maximum long term total return.        CitiStreet
     Fund-- Class I+                      The Fund normally invests in the common      Subadviser: TCW Investment
                                          stocks of small companies.                   Management; SBAM; and SSgA

FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Templeton Global Asset Allocation      Seeks high total return. The Fund            Templeton Investment Counsel, LLC
     Fund-- Class 1 Shares                normally invests in equity securities
                                          of companies in any country, debt
                                          securities of companies and governments
                                          of any country, and in money market
                                          instruments and it may invest in
                                          high-yield, lower rated bonds.

   Templeton Global Income Securities     Seeks high current income, consistent        Franklin Advisers, Inc.
     Fund-- Class 1 Shares                with preservation of capital. Capital
                                          appreciation is a secondary
                                          consideration. The Fund normally
                                          invests in the debt securities of
                                          governments and their political
                                          subdivisions and agencies,
                                          supranational organizations, and
                                          companies located anywhere in the
                                          world, including emerging markets and
                                          it may invest in high-yield
                                          lower-rated bonds.

   Templeton Growth Securities Fund--     Seeks long-term capital growth. The          Templeton Global Advisors Limited
     Class 1 Shares                       Fund normally invests in equity
                                          securities of companies located
                                          anywhere in the world, including the
                                          U.S. and emerging markets.

GREENWICH STREET SERIES FUND
   Equity Index Portfolio-- Class I       Seeks investment results that, before        TIMCO
     Shares                               expenses, correspond to the price and
                                          yield performance of the S&P 500 Index.
                                          The Fund normally invests in equity
                                          securities, or other investments with
                                          similar economic characteristics that
                                          are included in the S&P 500 Index.

   Fundamental Value Portfolio            Seeks long-term capital growth. Current      SBFM
                                          income is a secondary consideration.
                                          The Fund normally invests in common
                                          stocks, and common stock equivalents of
                                          companies, believed to be undervalued.

JANUS ASPEN SERIES
   Global Technology Portfolio--          Seeks long-term growth of capital. The       Janus Capital Management LLC
     Service Shares                       Fund normally invests in securities of       ("Janus Capital")
                                          companies that are expected to benefit
                                          from advances or improvements in
                                          technology.

   Mid Cap Growth Portfolio--             Seeks capital growth. The Fund normally      Janus Capital
     Service Shares                       invests in equity securities of
                                          mid-sized companies.

   Worldwide Growth Portfolio--           Seeks growth of capital in a manner          Janus Capital
     Service Shares+                      consistent with the preservation of
                                          capital. The Fund normally invests in
                                          the common stocks of companies of any
                                          size throughout the world.

SCUDDER INVESTMENT VIT FUNDS
   EAFE(R)Equity Index Fund--             Seeks to replicate, before expenses,         Deutsche Asset Management, Inc
     Class A Shares                       the performance of the Morgan Stanley        ("Deutsche")
                                          Capital International EAFE Index, which      Subadviser: Northern Trust
                                          emphasizes stocks of companies in            Investments, Inc.
                                          Europe, Australia and the Far East. The
                                          Fund normally invests in stocks and
                                          related securities that are
                                          representative of the EAFE Index as a
                                          whole.

   Small Cap Index Fund--                 Seeks to replicate, before expenses,         Deutsche
     Class A Shares                       the performance of the Russell 2000          Subadviser: Northern Trust
                                          Small Stock Index, which emphasizes          Investments, Inc.
                                          stocks of small U.S. companies. The
                                          Fund normally invests in stocks and
                                          other securities that are
                                          representative of the Russell 2000
                                          Index as a whole.

                                                         INVESTMENT                                INVESTMENT
                FUNDS                                    OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------    -----------------------------------
THE TRAVELERS SERIES TRUST
   Pioneer Fund Portfolio                 Seeks reasonable income and capital          TAMIC
                                          growth. The Fund normally invests in         Subadviser: Pioneer Investment
                                          equity securities that are carefully         Management Inc.
                                          selected, reasonably priced securities.

   U.S. Government Securities             Seeks current income, total return and       TAMIC
                                          Portfolio high credit quality. The
                                          Fund normally invests in securities
                                          issued or guaranteed by the U.S.
                                          Government, its agencies or
                                          instrumentalities.

   Zero Coupon Bond Fund Portfolio        Seeks high consistent total return with      TAMIC
     Series 2005                          preservation of capital. The Fund
                                          normally invests in zero coupon
                                          securities.

TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio     Seeks capital appreciation. The Fund         Travelers Investment Adviser Inc.
                                          normally invests in common stocks of         ("TIA")
                                          companies that are likely to benefit         Subadviser: AIM Capital
                                          from new products, services or               Management Inc.
                                          processes or have experienced
                                          above-average earnings growth.

   MFS Total Return Portfolio             Seeks above average income consistent        TIA
                                          with the prudent employment of capital.      Subadviser: MFS
                                          Secondarily, seeks growth of capital
                                          and income. The Fund normally invests
                                          in a broad range of equity and
                                          fixed-income securities of both U.S.
                                          and foreign issuers.

   Pioneer Strategic Income Portfolio     Seeks high current income consistent         TIA
                                          with preservation of capital. The Fund       Subadviser: Putnam Investment
                                          normally invests in debt securities of       Management, Inc.
                                          U.S. and foreign governments and
                                          corporations.

   Smith Barney High Income Portfolio     Seeks high current income. Secondarily,      SBFM
                                          seeks capital appreciation. The Fund
                                          normally invests in high yield
                                          corporate debt and preferred stock of
                                          U.S. and foreign issuers.

   Smith Barney Large Cap Value           Seeks long-term growth of capital.           SBFM
     Portfolio                            Current income is a secondary
                                          objective. The Fund normally invests
                                          in equities, or similar securities, of
                                          companies with large market
                                          capitalizations.

   Smith Barney Large Capitalization      Seeks long term growth of capital. The       SBFM
     Growth Portfolio                     Fund normally invests in equities, or
                                          similar securities, of companies with
                                          large market capitalizations.

   Strategic Equity Portfolio             Seeks capital appreciation. The Fund         TIA
                                          normally invests in the equity               Subadviser: Fidelity Management &
                                          securities, primarily in common stocks       Research Company ("FMR")
                                          of domestic issuers, and is not
                                          constrained to any particular
                                          investment style.

VARIABLE INSURANCE PRODUCTS FUND
   Equity-Income Portfolio-- Initial      Seeks reasonable income. The Fund            FMR
     Class                                normally invests in equity securities
                                          with a focus on income producing
                                          equities.

   Growth Portfolio -- Initial Class      Seeks capital appreciation. The Fund         FMR
                                          normally invests in common stocks
                                          believed to have above-average growth
                                          potential.

   High Income Portfolio-- Initial        Seeks a high level of current income         FMR
     Class                                while also considering growth of
                                          capital. The Fund normally invests in
                                          income-producing debt securities,
                                          preferred stocks and convertible
                                          securities, with an emphasis on
                                          lower-quality debt securities.

VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio-- Initial      Seeks high total return with reduced         FMR
     Class                                risk over the long-term. The Fund
                                          normally invests by allocating assets
                                          among stocks, bonds and short-term
                                          instruments.

--------------
 +   Closed to new investors.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interest of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                          POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

       o the ability for you to make withdrawals and surrenders under the Policies;

       o   the ability for you to obtain a loan under the Policies;

       o   the Death Benefit paid on the death of the Insured;

       o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

       o administration of the various elective options available under the Policies; and

       o   the distribution of various reports to Policy Owners.

The COSTS AND EXPENSE we incur include:

       o expenses associated with underwriting applications, increases in the Stated Amount, and Riders;

       o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

       o sales and marketing expenses including commission payments to your sales agent; and

       o   other costs of doing business.

RISKS we assume include:

       o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

       o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM Payment) among the Investment Options.

       o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge of 2.50% of each Premium Payment for Stated Amounts less than $500,000, 2% of each Premium Payment for Stated Amounts from $500,000 to $999,999 and 0% for Stated Amounts greater than $1,000,000. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent.

       o PREMIUM TAX CHARGE: We deduct a charge of 2.5% OF EACH PREMIUM PAYMENT for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.

                           CHARGES AGAINST CASH VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy (unless you select the ALLOCATED CHARGES OPTION - see below.) We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

       o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the Death Benefit we provide you. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the Net Amount At Risk and (2) the cost of insurance rate. Generally, the cost of insurance rate increases each year.

       o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissions Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

       o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

       o POLICY ADMINISTRATIVE EXPENSE CHARGE: This per thousand charge applies for the first three (3) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy. For Policies issued between July 12, 1995 and May 1, 1998 (or sold after May 1, 1998 in the states where the new policy had not yet been approved) the charge is 0.10% of assets in the Investment Options for Policy Years 1 -- 15 and 0.00% thereafter.

       o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

ALLOCATED CHARGES OPTION (ACO): You may elect in writing to have us deduct the Monthly Deduction Amount from specified Funds rather than from all Funds on a pro rata basis. You may select a maximum of five Funds to deduct the Monthly Deduction Amount from you and you must designate the applicable amount from each specified fund in a whole percentage. In any given month if the value of any specified Fund is insufficient to support its share of the Monthly Deduction Amount, the Monthly Deduction Amount will be taken pro rata from all Funds.

To elect ACO, you must complete our ACO election form and send it to us. We may modify, suspend or terminate ACO at anytime without prior notification.

SURRENDER CHARGES: There are two types of surrender charges that can apply under the Policy: A PERCENT OF PREMIUM CHARGE AND A PER THOUSAND OF STATED AMOUNT CHARGE equal to a specified amount for each $1,000 of Stated Amount. These surrender charges apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount other than an increase for a Cost of Living Adjustment or a change in Death Benefit option). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE. A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (and during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

       (a)   6% of the amount of Cash Value being surrendered; or

       (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

       (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")

For example, for a 45-year old male with a Stated Amount of $150,000 who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy with a Cash Value of $7,485 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,485); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.

PER THOUSAND OF STATED AMOUNT CHARGE. A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase for a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Sales Charges and Administrative Charges" below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix C.

                      CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks against the assets in the Investment Options. This charge is at an annual rate of 0.80% for the first fifteen (15) Policy Years, and 0.25% thereafter. For policies issued after July 12, 1995 and prior to May 1, 1998, this charge is at an annual rate of 0.80% of the assets in the Investment Options for the first fifteen (15) Policy Years, and 0.45% thereafter. This charge compensates us for various risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent. For policies issued prior to July 12, 1995, the charge is at an annual rate of 0.60% of the assets in the Investment Options all years.

                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the separate account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution."

                               POLICY DESCRIPTION

Travelers MarketLife is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

       o   Requested Stated Amount (minimum of $50,000);

       o   Death Benefit Option;

       o   Beneficiary;

       o   Investment Option selections; and

       o   Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 0 and 85. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you TEMPORARY LIFE INSURANCE. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance Agreement sections and you must make an advance payment. Please see "Terms and Conditions" in the Temporary Insurance Agreement for details on coverage dates and amounts.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to six months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

The law of the state in which your Policy is issued or delivered provides you a Right to Cancel or "free-look" period. The period varies by state but is never less than ten days from the day you receive your Policy. The Right to Cancel period for your Policy will be on the cover of your Policy.

After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the money market Investment Option under the Policy. At the end of the Right to Cancel period, we will apply your Premium to the Investment Options as you indicate on your application (premium allocation instructions).

To cancel a Policy during the Right to Cancel period, you must send a request in Writing along with your Policy to us within the applicable timeframe as set forth in your Policy, and we will make the refund within seven (7) days after we receive your request and returned Policy. We will refund to you any Premiums paid minus any Outstanding Loans.

                        TAX FREE `SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

       o   Assigning the Policy

           The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

       o   Receiving the MATURITY BENEFIT

           If the Insured is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

             1. Outstanding loan;

             2. Monthly Deduction Amount due but not paid; and

             3. Amount payable to an assignee under a collateral assignment of the Policy.

           Upon maturity, insurance ends and we have no further obligation under the Policy.

       o   Changing or revoking a Beneficiary

           The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

           Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

       o   Decreases in the Stated Amount of Insurance

           You may request a decrease in the Stated Amount after the second Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

               1.  against the most recent increase in the Stated Amount;

               2. to other increases in the reverse order in which they occurred; and

               3.  to the initial Stated Amount.

           A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

       o   Changing the Death Benefit Option

           You may change the Death Benefit Option from Option 1 (the Level Option) to Option 2 (the Variable Option). This change does not require additional underwriting approval.

           You may also request a change from Option 2 to Option 1, which requires additional underwriting approval.

           Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see "Death Benefit."

       o Increases in the Stated Amount (requires additional underwriting approval)

           You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 76. We will require you to submit a new application and evidence of insurability. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. We will require you to submit a new application and evidence of insurability for any requested increase in the Stated Amount. We require evidence of insurability because we issue an additional "insurance segment" associated with the increase. Each insurance segment will have its own issue age, risk class and in certain instances, charges. In this case, we will attribute your Cash Value to each insurance segment in the order they were added to the Policy to compute our insurance risk and to calculate the Cost of Insurance Charge.

If you surrender your Policy after an increase in Stated Amount has become effective we will calculate the surrender charge by calculating the two parts of the surrender penalty. Part 1 is equal to the smallest of the following (1) 6% of the amount of cash value being surrendered; (2) 6% of the amount of premium actually paid within 5 years preceeding the surrender; or (3) 9% of the minimum premium (defined in Appendix B) for each full or partial contract year, up to a maximum of 5 years that precedes the surrender. Part 2 is equal to the total of the per thousand surrender penalty for each insurance segment. The total surrender penalty is the total of Part 1 and Part 2.

Written requests for changes should be sent to Travelers Life & Annuity, Policyholder Services, P.O. Box 990019, Hartford, CT 06199-0100. You can contact us by calling (800) 334-4298. Some of these changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including, the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due (unless you elect the Lapse Protection Guarantee Rider). If you elect the Lapse Protection Guarantee Rider at issue, there will be a minimum cumulative premium requirement in order to keep the Rider in effect. If you do not meet the minimum cumulative premium requirement on a monthly basis the Rider will lapse. See the Lapse and Reinstatement for more information on this Rider.

Prior to the Maturity Date, you may request a change in the amount and frequency of your planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

       o mailing a check, payable to: Travelers Life & Annuity, One Cityplace, 3CP, Hartford, CT 06103-3415.

       o or by direct checking account deductions (you must complete a pre-authorization collection form).

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. Generally, the amount due will be any Monthly Deduction Amounts past due plus the next Monthly Deduction Amount. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the money market Investment Option in your Policy. At the end of the Right to Cancel period, we will apply your Premium to the Investment Options as you indicate on your application (premium allocation instructions).

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

                                   CASH VALUE

Each Policy has a CASH VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Cash Value which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Cash Value is the sum of the values held in the INVESTMENT OPTIONS and the LOAN ACCOUNT. A Policy's Cash Value will change daily, has no guaranteed minimum value and may be more or less than Premiums paid. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (A VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Cash Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the NET INVESTMENT FACTOR for any Valuation Period using the
following equation:      a     - c
                      --------
                         b

A is:

       1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

       2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

       3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

B is:

       1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

       2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The separate account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer the amount of the loan from the Investment Options to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest declared by us. For Policies issued after July 12, 1995, during the first thirteen (13) Policy Years the Loan Account will be charged an annual interest rate of 7.4% and 3.85% thereafter.

For Policies issued prior to July 12, 1995, during the first ten (10) Policy Years, the value in the Loan Account will be charged an annual interest rate of 7.4%. During Policy Years 11, 12 and 13, 25%, 50% and 75% of the outstanding loan, respectively, will be charged a reduced rate of 3.85% and thereafter, 100% of the Loan Account will be charged the reduced rate.

We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

When we determine a Policy's Cash Value, the value in the Loan Account (i.e., the amount (adjusted for any repayments or additional Policy loans) we transferred from the Investment Options to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options.

                                    TRANSFERS

                             TRANSFERS OF CASH VALUE

Generally, you may transfer Cash Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE POLICY IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Policy Owners, we will restrict or eliminate the number of transfers you can make and/or may restrict or eliminate the mode of transfers you may make (e.g., we will not accept transfers made via facsimile or telephone). We will notify you if we reject a transfer request.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

                o   the dollar amount you request to transfer;

                o the number of transfers you made within the previous three months;

                o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

                o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners.

Transfers made under a Dollar Cost Averaging Program (if available) or a rebalancing program (if available), are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

                o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

                o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Policy Owners.

                               TELEPHONE TRANSFERS

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

                                  DEATH BENEFIT

If your Policy is in effect on the date of the Insured's death, we will pay your Beneficiary a Death Benefit. We may reduce the Death Benefit payable as discussed below under "Paying the Death Benefit and Payment Options." All or part of the Death Benefit may be paid in cash or applied to one or more of the PAYMENT OPTIONS described in the following pages.

You may select one of two Death Benefit Options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit Option you select. However, as long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loans and unpaid Monthly Deduction Amount.

OPTION 1 (THE LEVEL OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

OPTION 2 (THE VARIABLE OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

In order to be treated as life insurance under federal tax law, the Policy's Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test (the MINIMUM AMOUNT Insured). These tests generally impact the Death Benefit when a Policy Owner has a relatively large Cash Value in relation to the Stated Amount. This Policy uses the GUIDELINE PREMIUM TEST.

Under the Guideline Premium Test, a Policy's Death Benefit will not be less than the Policy's Cash Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy's Cash Value by a percentage that decreases over time, are shown in your Policy. The following is a summary of the percentages. For attained ages not shown, the percentages decline pro rata each year.

                 ATTAINED AGE
                OF THE INSURED                 CORRIDOR FACTORS
            ------------------------       ------------------------
                     0-40                            250%
                      45                             215%
                      50                             185%
                      55                             150%
                      60                             130%
                      65                             120%
                      70                             115%
                      75                             105%
                      95                             100%

The investment performance of the Funds, expenses and deduction of charges all impact Cash Value. In some circumstances, the Death Benefit may vary with the amount of the Cash Value. Under Death Benefit Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Cash Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death.) Finally, if the investment performance of the Funds is too low and the Cash Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

                        CHANGING THE DEATH BENEFIT OPTION

You may change the Death Benefit Option by sending a written request to the Company. With some changes from Option 2 (Variable Benefit) to Option 1 (Level Benefit), involving substantially funded Policies, there may be a cash distribution, which is included in gross income. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 is also subject to underwriting. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before making any change.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner's estate. In addition, we may defer payment of proceeds that exceed the Cash Value for up to six months from the date of the request for the payment.

If the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See Limits on Right to Contest and Suicide Exclusion.) In addition, if the Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company's PAYMENT OPTIONS. We may defer payment of proceeds, which exceed the Death Benefit for up to six months from the date of the request for payment. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

       OPTION 1 -- Payments of a fixed amount

       OPTION 2 -- Payments for a fixed period

       OPTION 3 -- Amounts Held at Interest

       OPTION 4 -- Monthly Life Income

       OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

       OPTION 6 -- Joint and Survivor Monthly Life Income - Two-thirds to
                   Survivor

       OPTION 7 -- Joint and Last Survivor Monthly Life Income - Monthly Payment
                   Reduces on Death of First Person Named

       OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy's Cash Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

                                 EXCHANGE OPTION

Once the Policy is in effect, you may exchange it during the first two (2) Policy Years for a form of non-variable permanent individual life insurance issued by the Company (or an affiliated company, if allowed by state law) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Stated Amount will be the same for each Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy Loan must be repaid before we will make an exchange. In addition, there may be an equitable adjustment in payments and Cash Values to reflect variance, if any, in the payments (and charges) and Cash Values under this policy and the new policy.

If you make an exchange, the current Cash Value of this Policy will be increased by the cost of insurance charges assessed under the Policy since the Policy Date. This amount is then used to purchase the non-variable permanent life insurance (new policy). We will then adjust the new policy for insurance charges that would have been paid had you originally purchased the new policy (with the same Stated Amount as the old Policy) on the Policy Date of this Policy. If these adjustments result in the Policy not qualifying as life insurance under applicable federal tax laws, we may make a cash distribution to you, which may be taxable.

                    RIDERS (SUPPLEMENTAL INSURANCE BENEFITS)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Certain Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider. Depending on your circumstances, it may be less costly to purchase more death benefit coverage under the Primary Insured Term Rider than under the basic variable policy.

ACCELERATED DEATH BENEFIT RIDER           This Rider can only be added at the point of issue of the Policy. It provides for a payment of a portion of the Death Benefit before actual death in the case of terminal illness (anticipated death within 1 year) or permanent confinement to a nursing home combined with the anticipated death within 2 years.

ACCIDENTAL DEATH BENEFIT RIDER            Additional death benefit if Insured's death results from bodily injury before age
                                          70.

CHILD TERM INSURANCE RIDER                Provides level term insurance for Insured's children, stepchildren or legally adopted children.

COST OF LIVING ADJUSTMENT RIDER           Allows automatic increases in the face amount based on increases in the Consumer
                                          Price Index.

LAPSE PROTECTION GUARANTEE RIDER           his Rider is only available with Death Benefit Option 1. The Rider provides that
                                          Tf, during the first 3 Policy Years, the total premiums paid, less any outstanding ioans or partial surrenders equals or exceeds the cumulative Monthly Lapse lrotection Premium shown in the Policy, a Lapse Protection Guarantee will apply.
                                          Pith this Rider, the Policy will not lapse on a Monthly Deduction Day even if the
                                          Wash Surrender Value is not enough to cover the Monthly Deduction Amount due.
                                          C

MATURITY EXTENSION RIDER                  The Maturity Extension Rider allows the policy to continue in force beyond the
                                          Maturity Date. The policy will be continued until the earlier of the Insured's
                                          Death or the receipt of a request for full surrender. The Death Benefit after the
                                          Maturity Date will be equal to the Cash Value as of the date of Death, minus any
                                          Loan Account value and any amounts payable under a collateral assignment of the policy. After the Maturity Date, Interest on loans will continue to accrue and will be added to the total Loan Account value, and loan repayments will be accepted. New loans, partial surrenders and transfers among the Investment Options (funds) will continue to be permitted after the Maturity Date. There is no charge for this rider.

PRIMARY INSURED TERM RIDER                Additional death benefit protection coverage for the Insured and/or the Insured's spouse.

SPOUSE TERM INSURED RIDER                 Provides additional death benefit coverage for the Insured's spouse.

WAIVER OF DEDUCTION AMOUNT RIDER          Waives Monthly Deduction Amount in the event of disability allowing coverage to continue.

                                POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. See "Tax Treatment of Policy Benefits."

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans, and any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options, unless you give us other written instructions. We will pay you within 7 days after we receive your request.

In addition to reducing the Policy's Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy's Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy's Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax Considerations." We will charge you interest on the amount of the loan.

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (which include a percent of premium charge and per thousand of Stated Amount charge). The amount of any Accelerated Benefit Payment Lien is added to the outstanding loan to determine if there is cash available for a loan. For Policy loans taken after January 1, 2001, subject to state availability, it is anticipated the maximum loan amount will be increased to 100% from 90%. Subject to state law, no loan requests may be made for amounts of less than $100.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. For Policies issued after July 12, 1995, during the first thirteen Policy Years, the full Loan Account Value will be charged an annual interest rate of 7.4%; thereafter 3.85% will be charged. For Policies issued prior to July 12, 1995 (or where state approval has not been received), refer to "Policies Sold Prior to July 12, 1995," if applicable.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See "Tax Treatment of Policy Benefits." In addition, the tax consequences of a loan after the fourteenth Policy Year are uncertain.

You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an outstanding loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the outstanding loan and not as an additional premium payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Cash Value held in our Loan Account to the Investment Options thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any outstanding loan.

                        LAPSE PROTECTION GUARANTEE RIDER

This rider is available only with Death Benefit Option 1 (the Level Option). The Rider provides that if, during the first 3 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classifications, and Age of the Insured and the Stated Amount of the Policy.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

       (1) the Policy was not surrendered for cash;

       (2) you furnish us with acceptable evidence of insurability;

       (3) you pay all past due Monthly Deduction Amounts;

       (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts;

       (5) you pay the amount of any outstanding loan.

Upon reinstatement, the Policy's Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISOR SHOULD BE CONSULTED.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

       o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes.)

       o INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

       o INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code (IRC). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

       o  A definition of a life insurance contract.

       o  Diversification requirements for separate account assets.

       o Limitations on policy owner's control over the assets in a separate account.

       o Guidelines to determine the maximum amount of premium that may be paid into a policy.

       o  Limitations on withdrawals from a policy.

       o Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The separate account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets. As of the date of this prospectus, no such guidance has been issued. While we believe that the Contract does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of a policy, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC) as determined by IRC Section 7702A. A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT LEGAL DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period begins. A decrease to the stated amount of the Policy may cause a re-test under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for Federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for Federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for Federal income taxes that may be attributable to the separate account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the separate account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                            OTHER POLICY INFORMATION

                       PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

                                POLICY STATEMENTS

We will maintain all records relating to the separate accounts, the Investment Options. At least once each Policy Year, we will send you a statement showing:

       o  the Cash Value, Stated Amount and Amount Insured;

       o  the date and amount of each Premium Payment;

       o  the date and amount of each Monthly Deduction;

       o the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

       o the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges;

       o  the annualized cost of any Riders purchased under the Policy; and

       o a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Addition and Substitution of Funds. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of any Policy changes.

                     DISTRIBUTION OF VARIABLE LIFE POLICIES

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Policies are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

Certain broker-dealer firms may receive additional compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates, and may be based on aggregate or anticipated sales of the Policies, meeting certain sales thresholds and/or overhead expenses incurred by the broker-dealer firms in offering the variable product. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. The Company and TDLLC have entered into such arrangements with Interlink Securities, Inc., Intersecurities, Inc., NFP Securities, Inc., The Leaders Group, Tower Square Securities, Inc., Transamerica Financial Advisers, Inc., Highland Capital Securities, Inc. and Underwriter Equity Corporation. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The amount and timing of overall compensation, including both commissions and additional compensation as outlined above, may vary depending on the selling and other agreementS in place, but is not expected to exceed 130.28% of the target premium and 6.5% of excess premium paid in the first Policy Year. The maximum compensation payable will not exceed 6.5% of the annual renewal premium paid after Policy Year 1. We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Funds or serves as a subadviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

TOWER SQUARE SECURITIES. TDLLC has entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Policy to customers. Such representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company. Sales of the Policies may help qualify a Tower Square representative for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

                               EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 12 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Cash Value in any case whenever:

       (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

       (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above.

                     RESTRICTIONS OF FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

                                LEGAL PROCEEDINGS

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Companies have received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Companies' variable product operations on market timing, late trading and revenue sharing. The Companies are cooperating fully with all of these reviews and are not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                              FINANCIAL STATEMENTS

We have included the Company's financial statements and the applicable Separate Account's financial statements in the applicable Statement of Additional Information.

                                   APPENDIX A
                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday.

AMOUNT INSURED -- under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

ANNUAL MINIMUM PREMIUM -- the owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix B).

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASH SURRENDER VALUE -- the Cash Value less any Outstanding Loans, Accelerated Benefit Lien and applicable surrender charges.

CASH VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Company that issued your Policy appears on your Policy and is determined primarily by the state where you purchased the Policy.

COMPANY'S HOME OFFICE -- the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

FUND -- See Mutual Fund.

GENERAL ACCOUNT -- An account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY (IES) -- Either The Travelers Insurance Company or The Travelers Life and Annuity Company depending on which company issues your Policy.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the separate account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund (Fund).

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- Either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Issuing Company appears on your Policy and is determined primarily by the state where you purchased the Policy.

LAPSE PROTECTION GUARANTEE RIDER -- a rider which provides that the Policy will not lapse during the first three Policy Years if a required amount of premium is paid. (Not available in all states.)

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Cash Value, less any outstanding loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown in the Policy.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK -- the Death Benefit minus the Cash Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Travelers MarketLife, an individual variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date shown on the Policy Summary and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM ALLOCATION INSTRUCTIONS -- the instructions you provide us to allocate your Premium Payments among the Investment Options. You may change your Premium Allocation Instructions by written direction.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

SEPARATE ACCOUNT(S) -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

TERM AMOUNT -- The amount of insurance provided by the Rider.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the Issue Date.

VALUATION DATE -- a day on which the separate account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                                   APPENDIX B
--------------------------------------------------------------------------------
                             ANNUAL MINIMUM PREMIUMS
                         (Per Thousand of Stated Amount)

     AGE              MALE              FEMALE                        AGE               MALE               FEMALE
--------------   ----------------   ---------------               -------------    ---------------   -------------------
      0               2.80               2.42                          48              12.15               11.29
      1               2.69               2.47                          49              12.83               11.89
      2               2.59               2.48                          50              13.51               12.51
      3               2.58               2.47                          51              14.42               13.18
      4               2.58               2.47                          52              15.34               13.86
      5               2.58               2.47                          53              16.24               14.53
      6               2.58               2.47                          54              17.16               15.29
      7               2.60               2.49                          55              18.07               16.10
      8               2.62               2.52                          56              19.43               17.11
      9               2.66               2.56                          57              20.79               18.20
     10               2.72               2.62                          58              22.16               19.35
     11               2.80               2.68                          59              23.52               20.51
     12               2.89               2.76                          60              24.88               21.68
     13               3.01               2.84                          61              27.11               22.98
     14               3.13               2.94                          62              29.34               24.27
     15               3.25               3.04                          63              31.57               25.59
     16               3.38               3.16                          64              33.80               27.01
     17               3.51               3.28                          65              36.03               28.57
     18               3.62               3.40                          66              38.86               30.12
     19               3.72               3.47                          67              41.70               31.63
     20               3.81               3.53                          68              44.52               33.29
     21               3.90               3.60                          69              47.36               35.39
     22               3.98               3.67                          70              49.76               37.75
     23               4.05               3.73                          71              54.39               40.67
     24               4.08               3.71                          72              59.04               44.16
     25               4.13               3.76                          73              63.71               48.15
     26               4.30               3.93                          74              68.41               52.54
     27               4.45               4.09                          75              72.60               57.27
     28               4.61               4.26                          76              80.21               62.20
     29               4.76               4.41                          77              87.34               67.37
     30               4.92               4.60                          78              94.52               73.00
     31               5.12               4.80                          79              101.76              79.30
     32               5.32               5.02                          80              109.06              86.49
     33               5.52               5.22                          81              120.34              94.56
     34               5.74               5.46                          82              131.76              103.39
     35               5.98               5.71                          83              143.32              112.96
     36               6.33               6.01                          84              155.03              123.28
     37               6.66               6.31                          85              166.88              138.49
     38               7.01               6.64                          86              170.39              149.27
     39               7.34               6.97                          87              177.17              159.84
     40               7.69               7.34                          88              191.28              171.55
     41               8.17               7.75                          89              208.18              185.73
     42               8.66               8.18                          90              241.15              203.75
     43               9.14               8.62                          91              254.21              225.63
     44               9.63               9.11                          92              282.60              250.53
     45               10.11              9.59                          93              314.35              278.47
     46               10.79             10.13                          94              349.51              309.50
     47               11.47             10.70

                                   APPENDIX C
--------------------------------------------------------------------------------

                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (First Year)

                             STATED AMOUNT                                                 STATED AMOUNT
            ------------------------------------------------              ------------------------------------------------
  ISSUE        $50,000          $500,000       $1,000,000       ISSUE        $50,000         $500,000        $1,000,000
   AGE       TO $499,999      TO $999,999       AND ABOVE        AGE       TO $499,999     TO $999,999       AND ABOVE
----------  ---------------  ---------------  --------------  ----------  --------------  ---------------  ---------------
    0            2.04             1.84            1.63           33           3.92             3.53             3.14
    1            2.04             1.84            1.63           34           4.08             3.67             3.26
    2            2.04             1.84            1.63           35           4.19             3.77             3.35
    3            2.04             1.84            1.63           36           4.43             3.99             3.54
    4            2.04             1.84            1.63           37           4.66             4.19             3.73
    5            2.19             1.97            1.75           38           4.91             4.42             3.93
    6            2.19             1.97            1.75           39           5.14             4.63             4.11
    7            2.21             1.99            1.77           40           5.69             5.12             4.55
    8            2.23             2.01            1.78           41           6.05             5.45             4.84
    9            2.26             2.03            1.81           42           6.41             5.77             5.13
   10            2.39             2.15            1.91           43           6.76             6.08             5.41
   11            2.46             2.21            1.97           44           7.13             6.42             5.70
   12            2.54             2.29            2.03           45           7.18             6.46             5.74
   13            2.65             2.39            2.12           46           7.66             6.89             6.13
   14            2.75             2.48            2.20           47           8.14             7.33             6.51
   15            2.76             2.48            2.21           48           8.63             7.77             6.90
   16            2.77             2.49            2.22           49           9.11             8.20             7.29
   17            2.79             2.51            2.23           50           10.00            9.00             8.00
   18            2.82             2.54            2.26           51           10.67            9.60             8.54
   19            2.90             2.61            2.32           52           11.35           10.22             9.06
   20            2.86             2.57            2.29           53           12.02           10.82             9.62
   21            2.93             2.64            2.34           54           12.70           11.43            10.16
   22            2.99             2.69            2.39           55           13.01           11.71            10.41
   23            3.04             2.74            2.43           56           13.99           12.69            11.19
   24            3.06             2.75            2.45           57           14.97           13.47            11.98
   25            3.08             2.77            2.46           58           15.96           14.36            12.77
   26            3.14             2.83            2.51           59           16.93           15.24            13.54
   27            3.25             2.93            2.60           60           17.91           16.12            14.33
   28            3.37             3.03            2.70           61           19.52           17.57            15.82
   29            3.47             3.12            2.78           62           21.12           19.01            16.90
   30            3.49             3.14            2.79           63           22.73           20.46            18.18
   31            3.64             3.28            2.91           64           24.34           21.91            19.47
   32            3.78             3.40            3.02           65+          25.40           22.85            20.32

                                   APPENDIX D
--------------------------------------------------------------------------------

                      CURRENT MONTHLY ADMINISTRATIVE CHARGE
                         (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase


                                   NON-SMOKERS

                            STATED AMOUNT                                                 STATED AMOUNT
           -------------------------------------------------             -------------------------------------------------
 ISSUE         $50,000          $250,000       $1,000,000      ISSUE        $50,000          $250,000        $1,000,000
  AGE        TO $249,999      TO $999,999       AND ABOVE       AGE       TO $249,999       TO $999,999       AND ABOVE
---------  ----------------  ---------------  --------------  ---------  ---------------  ----------------  --------------
   0                                                             33           0.08             0.00             0.00
   1                                                             34           0.08             0.00             0.00
   2                                                             35           0.08             0.00             0.00
   3                                                             36           0.08             0.00             0.00
   4                                                             37           0.08             0.00             0.00
   5                                                             38           0.08             0.00             0.00
   6                                                             39           0.08             0.00             0.00
   7                                                             40           0.08             0.00             0.00
   8                                                             41           0.08             0.00             0.00
   9                                                             42           0.08             0.00             0.00
   10                                                            43           0.08             0.00             0.00
   11                                                            44           0.08             0.00             0.00
   12                                                            45           0.08             0.00             0.00
   13                                                            46           0.08             0.00             0.00
   14                                                            47           0.09             0.00             0.00
   15                                                            48           0.09             0.00             0.00
   16                                                            49           0.10             0.00             0.00
   17                                                            50           0.10             0.00             0.00
   18                                                            51           0.11             0.00             0.00
   19                                                            52           0.11             0.00             0.00
   20           0.08              0.00            0.00           53           0.12             0.00             0.00
   21           0.08              0.00            0.00           54           0.12             0.00             0.00
   22           0.08              0.00            0.00           55           0.12             0.00             0.00
   23           0.08              0.00            0.00           56           0.13             0.00             0.00
   24           0.08              0.00            0.00           57           0.13             0.00             0.00
   25           0.08              0.00            0.00           58           0.14             0.00             0.00
   26           0.08              0.00            0.00           59           0.14             0.00             0.00
   27           0.08              0.00            0.00           60           0.15             0.00             0.00
   28           0.08              0.00            0.00           61           0.15             0.00             0.00
   29           0.08              0.00            0.00           62           0.15             0.00             0.00
   30           0.08              0.00            0.00           63           0.15             0.00             0.00
   31           0.08              0.00            0.00           64           0.15             0.00             0.00
   32           0.08              0.00            0.00          65+           0.15             0.00             0.00


APPENDIX C -- CURRENT MONTHLY ADMINISTRATIVE CHARGE

                      CURRENT MONTHLY ADMINISTRATIVE CHARGE
                         (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase


                                     SMOKERS

                               STATED AMOUNT                                                 STATED AMOUNT
              ------------------------------------------------               -----------------------------------------------
  ISSUE         $50,000          $500,000        $1,000,000       ISSUE        $50,000          $500,000        $1,000,000
   AGE        TO $499,999      TO $999,999        AND ABOVE        AGE       TO $499,999      TO $999,999       AND ABOVE
----------    -------------    -------------    --------------   --------    -------------    -------------    -------------
    0             0.12             0.08             0.00           33            0.19             0.09             0.00
    1             0.12             0.08             0.00           34            0.19             0.09             0.00
    2             0.12             0.08             0.00           35            0.19             0.09             0.00
    3             0.12             0.08             0.00           36            0.20             0.09             0.00
    4             0.12             0.08             0.00           37            0.21             0.10             0.00
    5             0.12             0.08             0.00           38            0.22             0.10             0.00
    6             0.13             0.08             0.00           39            0.23             0.10             0.00
    7             0.14             0.08             0.00           40            0.23             0.10             0.00
    8             0.15             0.08             0.00           41            0.24             0.10             0.00
    9             0.16             0.08             0.00           42            0.24             0.10             0.00
   10             0.16             0.08             0.00           43            0.24             0.10             0.00
   11             0.16             0.08             0.00           44            0.24             0.10             0.00
   12             0.16             0.08             0.00           45            0.24             0.10             0.00
   13             0.16             0.08             0.00           46            0.25             0.11             0.00
   14             0.16             0.08             0.00           47            0.26             0.11             0.00
   15             0.16             0.08             0.00           48            0.27             0.11             0.00
   16             0.16             0.08             0.00           49            0.28             0.11             0.00
   17             0.16             0.08             0.00           50            0.29             0.15             0.00
   18             0.16             0.08             0.00           51            0.30             0.15             0.00
   19             0.16             0.08             0.00           52            0.32             0.15             0.00
   20             0.16             0.08             0.00           53            0.33             0.15             0.00
   21             0.16             0.08             0.00           54            0.34             0.15             0.00
   22             0.16             0.08             0.00           55            0.35             0.15             0.00
   23             0.16             0.08             0.00           56            0.35             0.15             0.00
   24             0.16             0.08             0.00           57            0.35             0.15             0.00
   25             0.16             0.08             0.00           58            0.36             0.15             0.00
   26             0.16             0.09             0.00           59            0.36             0.15             0.00
   27             0.17             0.09             0.00           60            0.36             0.15             0.00
   28             0.17             0.09             0.00           61            0.38             0.15             0.00
   29             0.18             0.09             0.00           62            0.38             0.15             0.00
   30             0.18             0.09             0.00           63            0.38             0.15             0.00
   31             0.18             0.09             0.00           64            0.39             0.15             0.00
   32             0.18             0.09             0.00           65+           0.39             0.15             0.00

                                  APPENDIX D(1)
--------------------------------------------------------------------------------

                    GUARANTEED MONTHLY ADMINISTRATIVE CHARGE
                         (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase


                             SMOKERS AND NON-SMOKERS

                             STATED AMOUNT                                                STATED AMOUNT
            ------------------------------------------------             -------------------------------------------------
  ISSUE        $50,000          $500,000       $1,000,000       ISSUE       $50,000          $500,000        $1,000,000
   AGE       TO $499,999      TO $999,999       AND ABOVE        AGE      TO $499,999      TO $999,999       AND ABOVE
----------  ---------------  ---------------  --------------  ---------- ---------------  ---------------  ---------------
    0            0.16             0.08            0.00           33           0.19             0.09             0.00
    1            0.16             0.08            0.00           34           0.19             0.09             0.00
    2            0.16             0.08            0.00           35           0.19             0.09             0.00
    3            0.16             0.08            0.00           36           0.20             0.09             0.00
    4            0.16             0.08            0.00           37           0.21             0.10             0.00
    5            0.16             0.08            0.00           38           0.22             0.10             0.00
    6            0.16             0.08            0.00           39           0.23             0.10             0.00
    7            0.16             0.08            0.00           40           0.23             0.10             0.00
    8            0.16             0.08            0.00           41           0.24             0.10             0.00
    9            0.16             0.08            0.00           42           0.24             0.10             0.00
   10            0.16             0.08            0.00           43           0.24             0.10             0.00
   11            0.16             0.08            0.00           44           0.24             0.10             0.00
   12            0.16             0.08            0.00           45           0.24             0.10             0.00
   13            0.16             0.08            0.00           46           0.25             0.11             0.00
   14            0.16             0.08            0.00           47           0.26             0.11             0.00
   15            0.16             0.08            0.00           48           0.27             0.11             0.00
   16            0.16             0.08            0.00           49           0.28             0.11             0.00
   17            0.16             0.08            0.00           50           0.29             0.15             0.00
   18            0.16             0.08            0.00           51           0.30             0.15             0.00
   19            0.16             0.08            0.00           52           0.32             0.15             0.00
   20            0.16             0.08            0.00           53           0.33             0.15             0.00
   21            0.16             0.08            0.00           54           0.34             0.15             0.00
   22            0.16             0.08            0.00           55           0.35             0.15             0.00
   23            0.16             0.08            0.00           56           0.35             0.15             0.00
   24            0.16             0.08            0.00           57           0.35             0.15             0.00
   25            0.16             0.08            0.00           58           0.36             0.15             0.00
   26            0.16             0.09            0.00           59           0.36             0.15             0.00
   27            0.17             0.09            0.00           60           0.36             0.15             0.00
   28            0.17             0.09            0.00           61           0.38             0.15             0.00
   29            0.18             0.09            0.00           62           0.38             0.15             0.00
   30            0.18             0.09            0.00           63           0.38             0.15             0.00
   31            0.18             0.09            0.00           64           0.39             0.15             0.00
   32            0.18             0.09            0.00           65+          0.39             0.15             0.00


APPENDIX C(1) -- GUARANTEED MONTHLY ADMINISTRATIVE CHARGE



                                     D(1)-1

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, One Cityplace, Hartford, CT 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-03297 and 811-07411





                                                                         L-11843

                                                                           05/04

                                     INVEST
                             MAY 3, 2004 PROSPECTUS
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                            ISSUED TO INDIVIDUALS BY:
  THE TRAVELERS INSURANCE COMPANY -- THE TRAVELERS FUND UL (A SEPARATE ACCOUNT)

This prospectus describes information you should know before you purchase INVEST (the Policy), a flexible premium variable life insurance policy issued by The Travelers Insurance Company (TIC. Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed to provide insurance protection on the life of an individual and to build Cash Value. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount. You can build Cash Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in professionally managed Mutual Funds (THE FUNDS) (LISTED BELOW). The value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund                                        TRAVELERS SERIES FUND INC.
Dreyfus Stock Index Fund-- Initial Shares                           AIM Capital Appreciation Portfolio
High Yield Bond Trust                                               MFS Total Return Portfolio
Managed Assets Trust                                                Smith Barney High Income Portfolio
Money Market Portfolio                                              Smith Barney Large Cap Value Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                Strategic Equity Portfolio(2)
   Templeton Global Asset Allocation Fund -- Class 1 Shares      VARIABLE INSURANCE PRODUCTS FUND
   Templeton Global Income Securities Fund -- Class 1 Shares        Equity-Income Portfolio -- Initial Class
   Templeton Growth Securities Fund -- Class 1 Shares               Growth Portfolio -- Initial Class
GREENWICH STREET SERIES FUND                                        High Income Portfolio -- Initial Class
   Fundamental Value Portfolio                                   VARIABLE INSURANCE PRODUCTS FUND II
THE TRAVELERS SERIES TRUST                                          Asset Manager Portfolio -- Initial Class
   Pioneer Fund Portfolio(1)
   U.S. Government Securities Portfolio
   Zero Coupon Bond Fund Portfolio Series 2005

--------------
(1)     Formerly Utilities Portfolio                            (2)   Formerly Alliance Growth Portfolio

To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS.........................     4
Policy Summary ........................................................     4
Principal Policy Benefits..............................................     4
Principal Policy Risks.................................................     5
Fund Company Risks.....................................................     6
FEE TABLES.............................................................     7
Transaction Fees.......................................................     7
Periodic Charges Other Than Fund Operating Expenses....................     8
Charges for Optional Riders............................................    10
Fund Charges and Expenses..............................................    11
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNTS AND FUNDS................    14
The Insurance Company..................................................    14
The Separate Account and Its Investment Options........................    14
The Funds..............................................................    14
Voting Rights..........................................................    17
Conflicts of Interest..................................................    17
POLICY CHARGES AND DEDUCTIONS..........................................    17
Charges Against Premium................................................    18
Charges Against Cash Value.............................................    18
Charges Against the Separate Account...................................    20
Fund Charges...........................................................    20
Modification, Reserved Rights, and Other Charges.......................    20
POLICY DESCRIPTION.....................................................    20
Applying for a Policy..................................................    20
When Coverage Begins...................................................    21
Right to Cancel (free look period).....................................    21
Tax Free `Section 1035' Exchanges......................................    22
Ownership/Policy Rights................................................    22
PREMIUMS...............................................................    23
Amount, Frequency and Duration of Premium Payments.....................    23
Allocation of Premium Payments.........................................    24
VALUES UNDER YOUR POLICY...............................................    24
Cash Value.............................................................    24
Investment Option Valuation............................................    24
Loan Account Valuation.................................................    25
TRANSFERS..............................................................    25
Transfer of Cash Value.................................................    25
Telephone Transfers....................................................    26
DEATH BENEFIT..........................................................    26
Death Benefit Examples.................................................    27
Changing the Death Benefit Option......................................    28
Paying the Death Benefit and Payment Options...........................    28

BENEFITS AT MATURITY...................................................    29
OTHER BENEFITS.........................................................    29
Exchange Option........................................................    29
Riders.................................................................    29
POLICY SURRENDERS......................................................    30
Full Surrender.........................................................    30
Partial Surrender......................................................    30
POLICY LOANS...........................................................    30
Effects of Loans.......................................................    31
LAPSE AND REINSTATEMENT................................................    31
Lapse..................................................................    31
Grace Period...........................................................    31
Reinstatement..........................................................    31
FEDERAL TAX CONSIDERATIONS.............................................    32
Potential Benefits of Life Insurance...................................    32
Tax Status of the Policy...............................................    32
Tax Treatment of Policy Benefits.......................................    33
OTHER TAX CONSIDERATIONS...............................................    35
Insurable Interest.....................................................    36
The Company's Income Taxes.............................................    36
Alternative Minimum Tax................................................    36
OTHER POLICY INFORMATION...............................................    36
Payment and Suspension of Valuation....................................    36
Policy Statements......................................................    36
Limits on Right to Contest and Suicide Exclusion.......................    37
Misstatement as to Sex and Age.........................................    37
Policy Changes.........................................................    37
Distribution...........................................................    37
Emergency Procedure....................................................    38
Restrictions on Financial Transactions.................................    39
LEGAL PROCEEDINGS......................................................    39
FINANCIAL STATEMENTS...................................................    39
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS..........   A-1
APPENDIX B: ANNUAL MINIMUM PREMIUMS....................................   B-1
APPENDIX C: PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE.............   C-1
APPENDIX D: MONTHLY ADMINISTRATIVE CHARGE..............................   D-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

INVEST is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

       o   Death Benefit

           We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and your Loan Account Value.

           In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

           o OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured.

           o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.

           The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

       o   Policy Surrenders (Withdrawals)

           You may withdraw some or all of your money from your Policy (minus any applicable charges and fees).

       o   Policy Loans

           You may borrow against your Policy using your Policy as collateral.

       o   The Investment Options and the Corresponding Funds

           You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among any of the Investment Options while continuing to defer current income taxes.

       o   Flexible Premium Payments

           After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

       o   Payment Options

           You or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump sum or various periodic payments) to receive the Policy Proceeds.

       o   Tax-Free Death Benefit

           Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

       o   Right to Cancel Period

           We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

       o   Exchange Option

           During the first two Policy Years you can exchange this Policy for a form of non-variable permanent individual life insurance.

       o   Riders (Supplemental Insurance Benefits)

           You may add additional insurance to your Policy by Rider. A number of different riders are available. Please see "Other Benefits" for descriptions of all the riders.

       o   Personalized Illustrations

           You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                             PRINCIPAL POLICY RISKS

       o   Poor Fund Performance (Investment Risk)

           The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

       o   Tax Risks

           We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals.

       o   Policy Lapse

           There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

       o   Policy Withdrawal Limitations

           Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

       o   Credit Risk

           The Death Benefit guarantees and rider guarantees depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

       o   Effects of Policy Loans

           A Policy loan, whether or not repaid, will affect your Policy's Cash Value over time because we transfer the amount of the loan from the Investment Options to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

       o   Increase in Current Fees and Expenses

           Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

       o   Policy is not Suited for Short-Term Investment

           We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

       o A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

       o Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

           A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

           There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES

          CHARGE                   WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
=============================================================================================================================
Sales Charge                       Upon receipt of each        Current Charge:               2.50% of each Premium Payment
$50,000 - $499,999                 Premium Payment             --------------------------------------------------------------
of Stated Amount                                               GUARANTEED CHARGE:            2.50% OF EACH PREMIUM PAYMENT
=============================================================================================================================
Sales Charge                       Upon receipt of each        Current Charge:               2.00% of each Premium Payment
                                                               --------------------------------------------------------------
$500,000 - $999,999                Premium Payment             GUARANTEED CHARGE:            2.00% OF EACH PREMIUM PAYMENT
of Stated Amount
=============================================================================================================================
Sales Charge                       Not applicable              Current Charge:               0.00% of each Premium Payment
                                                               --------------------------------------------------------------
$1,000,000+                                                    GUARANTEED CHARGE:            0.00% OF EACH PREMIUM PAYMENT
of Stated Amount
=============================================================================================================================
Premium Tax Charge                 Upon receipt of each        Current Charge:               2.50% of each Premium Payment
(Waived for policies issued in     Premium Payment             GUARANTEED CHARGE:            2.50% OF EACH PREMIUM PAYMENT
PR)
=============================================================================================================================
Surrender Charge                   When you fully surrender    Current Charge:               Rates per $1000 of Stated
                                   your Policy within the                                    Amount for First Year of
                                   first ten (10) Policy                                     Coverage:
                                   Years and for the first                                   Minimum: $1.63(2)
                                   ten (10) Policy Years                                     Maximum: $25.40(3)
                                   after an increase in        --------------------------------------------------------------
                                   Stated Amount. In addition  GUARANTEED CHARGE:            RATES PER $1000 OF STATED
                                   to the per $1,000 of                                      AMOUNT FOR FIRST YEAR OF
                                   Stated Amount Surrender                                   COVERAGE:
                                   Charge, there is also                                     MINIMUM: $1.63(2)
                                   another charge that is the                                MAXIMUM: $25.40(3)
                                   smallest of 6% of the Cash  Sample Charge for a           Rates per $1000 of Stated
                                   Value being surrendered,    39-year-old male,             Amount for First Year of
                                   6% of the amount of         non-smoker, standard risk     Coverage:
                                   premiums actually paid      class, with death benefit     Current:    $5.14
                                   within the five years       option 1 and a $250,000 face  Guaranteed: $5.14
                                   preceding the surrender,    amount.
                                   or 9% of the total Annual
                                   Minimum Premiums for each
                                   full or partial Policy
                                   Year during the five years
                                   preceding the surrender,
                                   whether paid or not.
=============================================================================================================================
Surrender Charge (Partial)(1)      When you partially          Current Charge:               Varies depending on surrender
                                   surrender your Policy                                     amount and cash value
                                   within the first ten (10)
                                   Policy Years and for the    --------------------------------------------------------------
                                   first ten (10) Policy       GUARANTEED CHARGE:            VARIES DEPENDING ON SURRENDER
                                   Years after an increase in                                AMOUNT AND CASH VALUE
                                   Stated Amount, there is a
                                   charge that is the
                                   smallest of 6% of the Cash
                                   Value being surrendered,
                                   6% of the amount of
                                   premiums actually paid
                                   within the the five years
                                   preceding the surrender,
                                   or 9% of the total Annual
                                   Minimum Premiums for each
                                   full or partial Policy
                                   Year during the five years
                                   preceding the surrender,
                                   whether paid or not.

          CHARGE                   WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
=============================================================================================================================
Decrease of Stated Amount (1)      When a decrease in Stated   Current Charge:               Rates per $1000 of Stated
                                   Amount is requested                                       Amount for the First Year of
                                                                                             Coverage:
                                                                                             Minimum: $1.63(2)
                                                                                             Maximum: $25.40(3)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            RATES PER $1000 OF STATED
                                                                                             AMOUNT FOR FIRST YEAR OF
                                                                                             COVERAGE:
                                                                                             MINIMUM: $1.63(2)
                                                                                             MAXIMUM: $25.40(3)
                                                               Sample Charge for a           Rates per $1000 of Stated
                                                               39-year-old male,             Amount for First Year of
                                                               non-smoker, standard risk     Coverage:
                                                               class, with death benefit     Current: $5.14
                                                               option 1 and a $250,000 face  Guaranteed: $5.14
                                                               amount.
=============================================================================================================================

--------------
 (1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the charges that would apply to you, please contact your agent or registered representative.

 (2) Sample charge for any insured with a specified amount at or above $1,000,000 and with an issue age less than 5-years old regardless of sex, risk class or underwriting.

 (3) Sample charge for any insured with a specified amount less than $500,000 and with an issue age greater than 64-years old regardless of sex, risk class or underwriting.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

          CHARGE                   WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
=============================================================================================================================
Cost of Insurance Charge (COI(1))  Monthly on the Deduction    Current Charge:               Rates per $1000 of Net Amount
                                   Day                                                       At Risk for the First Year of
                                                                                             Coverage:
                                                                                             Minimum: $0.0571(2)
                                                                                             Maximum: $35.52259(3)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            RATES PER $1000 OF NET AMOUNT
                                                                                             AT RISK FOR FIRST YEAR OF
                                                                                             COVERAGE:
                                                                                             MINIMUM: $0.0571(2)
                                                                                             MAXIMUM: $47.18322(3)
                                                               Sample Charge for a           Rates per $1000 of Net Amount
                                                               39-year-old male,             At Risk for First Year of
                                                               non-smoker, standard risk     Coverage:
                                                               class, with death benefit     Current:    $0.1716
                                                               option 1 and a $250,000 face  Guaranteed: $0.2424
                                                               amount.
=============================================================================================================================

          CHARGE                   WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
=============================================================================================================================
Policy Administrative Expense      Monthly from Cash Value     Current Charge:               Monthly Rate per $1000 of
Charges                            for the first three (3)                                   Initial Stated Amount for the
                                   Policy Years on the                                       first three years of coverage
                                   Deduction Date                                            or for the three years
                                                                                             following an increase in
                                                                                             Stated Amount:
                                                                                             Minimum: $0.00(4)
                                                                                             Maximum: $0.39(5)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                             INITIAL STATED AMOUNT FOR THE
                                                                                             FIRST THREE YEARS OF COVERAGE
                                                                                             OR FOR THE THREE YEARS
                                                                                             FOLLOWING AN INCREASE IN
                                                                                             STATED AMOUNT:
                                                                                             MINIMUM: $0.00(4)
                                                                                             MAXIMUM: $0.39(5)
                                                               Sample Charge for a           Monthly Rate per $1000 of
                                                               39-year-old male,             Initial Stated Amount for the
                                                               non-smoker, standard risk     first three years of coverage
                                                               class, with death benefit     or for the three years
                                                               option 1 and a $250,000 face  following an increase in
                                                               amount.                       Stated Amount:
                                                                                             Current: $0.23
                                                                                             Guaranteed: $0.23
=============================================================================================================================

 --------------
 (1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost of insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost of insurance rates shown above.

 (2)   Sample charge for a 9-year-old female death benefit option 1.

 (3) Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.

 (4) Sample charge for any insured with stated amounts $1,000,000 or more regardless of age, sex, risk class or underwriting. (5) Sample charge for any insured with stated amounts less than $500,000, smoker risk class and issue ages between 64-80 years old (inclusive) regardless of sex or underwriting.


     PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES (CONTINUATION)

          CHARGE                   WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
=============================================================================================================================
Mortality and Expense Risk (M&E)   Daily from the unloaned     Current Charge:               0.60% on an annual basis of
Charge                             portion of the Cash Value                                 the amounts in the Investment
                                                                                             Options for all Policy Years
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            0.80% ON AN ANNUAL BASIS OF
                                                                                             THE AMOUNTS IN THE INVESTMENT
                                                                                             OPTIONS FOR ALL POLICY YEARS
=============================================================================================================================
Administrative Expense Charge      Daily from the unloaned     Current Charge:               0.00% on an annual basis of
                                   portion of Cash Value                                     the amounts in the Investment
                                                                                             Options
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            0.10% ON AN ANNUAL BASIS OF
                                                                                             THE AMOUNTS IN THE INVESTMENT
                                                                                             OPTIONS
=============================================================================================================================
Policy Loan Cost(1)                Monthly from the Loan       Current Charge:               2.00% (2.38% in VI) on an
                                   Account                                                   annual basis on the amount
                                                                                             loaned for all Policy Years
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            SAME AS CURRENT
=============================================================================================================================

--------------
 (1) The Policy Loan Cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS

          CHARGE                   WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
=============================================================================================================================
Child Term Insurance Rider         Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of
                                   portion of the Cash Value                                 Child Term Rider Unit for the
                                   on the Deduction Date.                                    First Year of Coverage:
                                                                                             Without Waiver of Deduction
                                                                                             Amount Coverage Rider: $0.50
                                                                                             With Waiver of Deduction
                                                                                             Amount Coverage Rider: $0.52
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                             CHILD TERM RIDER UNIT FOR THE
                                                                                             FIRST YEAR OF COVERAGE:
                                                                                             WITHOUT WAIVER OF DEDUCTION
                                                                                             AMOUNT COVERAGE RIDER: $0.50
                                                                                             WITH WAIVER OF DEDUCTION
                                                                                             AMOUNT COVERAGE RIDER: $0.52
                                                               Sample Charge for an          Monthly Rate per $1000 of
                                                               18-year-old female with       Child Term Rider Unit for the
                                                               $6,000 Child Term Rider face  First Year of Coverage:
                                                               amount                        Without Waiver of Deduction
                                                                                             Amount Coverage Rider  $0.50
                                                                                             With Waiver of Deduction
                                                                                             Amount Coverage Rider: $0.52
=============================================================================================================================
Family Benefit Rider               Monthly from the unloaned   Current Charge:               Rate per $1000 of Term Amount
                                   portion of the Cash Value                                 for the First Coverage Year:
                                   on the Deduction Date.                                    Minimum: 0.323000(4)
                                                                                             Maximum: 0.52000(5)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            RATE PER $1000 OF TERM AMOUNT
                                                                                             FOR THE FIRST COVERAGE YEAR:
                                                                                             MINIMUM: 0.323000(4)
                                                                                             MAXIMUM: 0.52000(5)
                                                               Sample Charge for a           Rate per $1000 of Term Amount
                                                               37-year-old male,             for the First Coverage Year:
                                                               non-smoker, standard risk     Minimum: 0.41000
                                                               class, with a $97,000 face    Maximum: 0.41000
                                                               amount
=============================================================================================================================
Accidental Death Benefit Rider     Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of
(Minimum face amount of $25,000.   portion of the Cash Value                                 Term Amount for the First
Maximum limits are $100,000 for    on the Deduction Date.                                    Coverage Year:
issue ages less than 26.                                                                     Minimum: $0.0792(6)
Otherwise the maximum limit is                                                               Maximum: $0.3080(7)
$300,000. Rider face cannot
exceed the base face minimum.)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                             TERM AMOUNT FOR THE FIRST
                                                                                             COVERAGE YEAR:
                                                                                             MINIMUM: 0.0792(6)
                                                                                             MAXIMUM: 0.3080(7)
                                                               Sample Charge for a           Monthly Rate per $1000 of
                                                               39-year-old male,             Term Amount for the First
                                                               non-smoker, standard risk     Coverage Year:
                                                               class, with death benefit     Minimum: 0.0880
                                                               option 1 and a $250,000 face  Maximum: 0.0880
                                                               amount
=============================================================================================================================

                   CHARGES FOR OPTIONAL RIDERS (CONTINUATION)

          CHARGE               WHEN WE DEDUCT THE CHARGE                             AMOUNT DEDUCTED
=============================================================================================================================
Cost of Living Adjustment      Monthly from the unloaned portion   Current Charge:               Rates per $1000 of Net
Rider (1)*                     of the Cash Value on the                                          Amount At Risk for the
                               Deduction Date                                                    First Year of Coverage:
                                                                                                 Minimum: $0.0571(2)
                                                                                                 Maximum: $35.52259(3)
                                                                   ----------------------------------------------------------
                                                                   GUARANTEED CHARGE:            RATES PER $1000 OF NET
                                                                                                 AMOUNT AT RISK FOR FIRST
                                                                                                 YEAR OF COVERAGE:
                                                                                                 MINIMUM: $0.0571(2)
                                                                                                 MAXIMUM: $47.18322(3)
                                                                   Sample Charge for a           Rates per $1000 of Net
                                                                   39-year-old male,             Amount At Risk for First
                                                                   non-smoker, standard risk     Year of Coverage:
                                                                   class, with death benefit     Current: $0.1716
                                                                   option 1 and a $250,000 face  Guaranteed: $0.2424
                                                                   amount.
=============================================================================================================================
Waiver of Deduction Amount     Monthly from the unloaned portion   Current Charge:               Monthly Rate per $1000 of
Rider                          of the Cash Value on the                                          Monthly Deduction Amount
                               Deduction Date                                                    for the First Year of
                                                                                                 Coverage:
                                                                                                 Minimum: $0.0000(8)
                                                                                                 Maximum: $0.2587(9)
                                                                   ----------------------------------------------------------
                                                                   GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                                 MONTHLY DEDUCTION AMOUNT
                                                                                                 FOR THE FIRST YEAR OF
                                                                                                 COVERAGE:
                                                                                                 MINIMUM: $0.0000(8)
                                                                                                 MAXIMUM: $0.2587(9)
                                                                   Sample Charge for a           Monthly Rate per $1000 of
                                                                   39-year-old male,             Monthly Deduction Amount
                                                                   non-smoker, standard risk     for the First Year of
                                                                   class, with death benefit     Coverage:
                                                                   option 1 and a $250,000 face  Current: $0.0133
                                                                   amount.                       Guaranteed: $0.0133
=============================================================================================================================

--------------
 (1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables).

 (2) Sample charge for a 9-year-old female preferred plus underwriting class with death benefit option 1.

 (3) Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.

 (4) Sample charge for an insured issued in NY who is less than 20-years-old regardless of sex, risk or underwriting.

 (5) Sample charge for an insured not issued in NY who is less than 50-years old regardless of sex, risk, or underwriting.

 (6) Sample charge for an insured less than 30-years old with no table rating regardless of sex, risk class or underwriting.

 (7) Sample charge for any insured with an issue age of at least 60-years old and a Table 4 rating regardless of sex or risk class.

 (8) Sample charge for any insured with an issue age less than 5 years old regardless of sex, risk class or underwriting.

 (9) Sample charge for a 59-year old smoker regardless of sex, risk class or underwriting.

 * There is no charge for the Rider itself however there is a COI cost resulting from the Rider's application.


                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2003. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2003, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                         MINIMUM                        MAXIMUM
                                                                --------------------------     --------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.                     0.27%                          1.16%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets

                                                   DISTRIBUTION
                                                      AND/OR                                CONTRACTUAL FEE       NET TOTAL
                                                     SERVICE                 TOTAL ANNUAL        WAIVER            ANNUAL
                                    MANAGEMENT       (12b-1)        OTHER      OPERATING     AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                        FEE            FEES       EXPENSES      EXPENSES     REIMBURSEMENT        EXPENSES
----------------                   ------------    ------------  ----------  ------------   ----------------    --------------
Capital Appreciation Fund.........     0.75%           --           0.07%        0.82%            --                 0.82%(1)
Dreyfus Stock Index Fund--
  Initial Shares..................     0.25%           --           0.02%        0.27%            --                 0.27%
High Yield Bond Trust.............     0.52%           --           0.13%        0.65%            --                 0.65%(2)
Managed Assets Trust..............     0.50%           --           0.09%        0.59%            --                 0.59%(1)
Money Market Portfolio............     0.32%           --           0.10%        0.42%            --                 0.42%(3)
CITISTREET FUNDS, INC.
   CitiStreet Diversified
     Bond Fund-- Class I+.........     0.44%           --           0.11%        0.55%            --                 0.55%
   CitiStreet International
     Stock Fund-- Class I+........     0.74%           --           0.16%        0.90%            --                 0.90%
   CitiStreet Large Company
     Stock Fund-- Class I+........     0.53%           --           0.10%        0.63%            --                 0.63%
   CitiStreet Small Company
     Stock Fund-- Class I+........     0.60%           --           0.19%        0.79%            --                 0.79%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Templeton Global Asset
     Allocation Fund -- Class
     1 Shares.....................     0.61%           --           0.21%        0.82%            --                   --(4)(12)
   Templeton Global Income
     Securities Fund -- Class
     1 Shares.....................     0.63%           --           0.13%        0.76%            --                 0.76%(5)
   Templeton Growth
     Securities Fund -- Class
     1 Shares.....................     0.81%           --           0.07%        0.88%            --                 0.88%(6)
GREENWICH STREET SERIES FUND
   Fundamental Value
     Portfolio....................     0.75%           --           0.02%        0.77%            --                 0.77%
THE TRAVELERS SERIES TRUST
   Pioneer Fund Portfolio.........     0.72%           --           0.40%        1.12%            --                 1.12%(7)
   U.S. Government
     Securities Portfolio.........     0.32%           --           0.10%        0.42%            --                 0.42%(1)
   Zero Coupon Bond Fund
     Portfolio Series 2005........     0.10%           --           1.06%        1.16%            --                   --(8)(12)
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio....................     0.80%           --           0.05%        0.85%            --                 0.85%
   MFS Total Return Portfolio          0.80%           --           0.02%        0.82%            --                 0.82%
   Smith Barney High Income
     Portfolio....................     0.60%           --           0.09%        0.69%            --                 0.69%
   Smith Barney Large Cap
     Value Portfolio..............     0.65%           --           0.04%        0.69%            --                 0.69%
   Strategic Equity Portfolio          0.80%           --           0.04%        0.84%            --                 0.84%

                                                   DISTRIBUTION
                                                      AND/OR                                CONTRACTUAL FEE       NET TOTAL
                                                     SERVICE                 TOTAL ANNUAL        WAIVER            ANNUAL
                                    MANAGEMENT       (12b-1)        OTHER      OPERATING     AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                        FEE            FEES       EXPENSES      EXPENSES     REIMBURSEMENT        EXPENSES
----------------                   ------------    ------------  ----------  ------------   ----------------    --------------
VARIABLE INSURANCE PRODUCTS
   FUND
   Equity-Income Portfolio --
     Initial Class................     0.48%           --           0.09%        0.57%            --                   --(9)(12)
   Growth Portfolio--
     Initial Class................     0.58%           --           0.09%        0.67%            --                   --(10)(12)
   High Income Portfolio--
     Initial Class................     0.58%           --           0.11%        0.69%            --                 0.69%
VARIABLE INSURANCE PRODUCTS
   FUND II
   Asset Manager Portfolio --
     Initial Class................     0.53%           --           0.10%        0.63%            --                   --(11)(12)

--------------
 +     Closed to new investors.


NOTES
 (1) Fund has a voluntary waiver of 1.25%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

 (2) Management fee is based on 0.50% on first $50 million of net assets; 0.40% on the next $100 million; 0.30% on the next $100 million and 0.25% on assets in excess of $250 million. Other expense include 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

 (3) Fund has a voluntary waiver of 0.40%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

 (4) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

 (5) The Fund administration fee is paid indirectly through the management fee.

 (6) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

 (7) Effective 5/1/03, shareholders approved a new Investment Advisory Agreement that increased the management fee from 0.65% to 0.75%. The actual Management Fee for the year was a blended rate of 0.72%. Other expense include 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

 (8) Fund has a voluntary waiver of 0.15%. Other Expense include 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

 (9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.56%. These offsets may be discontinued at any time.

 (10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.64%. These offsets may be discontinued as any time.

(11) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.62%. These offsets may be discontinued at any time.

(12) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for Underlying Funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the Underlying Fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the Underlying Fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.


                                                                             VOLUNTARY FEE
                                                                             WAIVER AND/OR
                                                                                EXPENSE              NET TOTAL ANNUAL
FUNDING OPTION                                                               REIMBURSEMENT          OPERATING EXPENSES
--------------                                                           ----------------------    ----------------------
Templeton Global Asset Allocation Fund-- Class 1 Shares                          0.01%                     0.81%
Zero Coupon Bond Fund Portfolio Series 2005                                      1.01%                     0.15%
Equity-Income Portfolio-- Initial Class                                          0.01%                     0.56%
Growth Portfolio-- Initial Class                                                 0.03%                     0.64%
Asset Manager Portfolio-- Initial Class                                          0.01%                     0.62%

                  DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNTS
                                    AND FUNDS

                              THE INSURANCE COMPANY

THE TRAVELERS INSURANCE COMPANY is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Company is subject to Connecticut law governing insurance companies and is regulated by the Connecticut Commissioner of Insurance. The Company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, The Travelers Insurance Company sponsors a separate account. Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in the Separate account. The income, gains, and losses are credited to, or charged against a separate account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies.

The Travelers Insurance Company sponsors The Travelers Fund UL Separate Account for Variable Life Insurance (Fund UL). Fund UL was established on November 10, 1983, was established under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

The Separate Accounts is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The Separate Accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvest in additional shares of that Fund. Finally, the assets of the Separate Accounts may not be used to pay any liabilities of the Company other than those arising from the Policies, and the Company is obligated to pay all amounts promised to Policy Owners under the Policies.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure and brand recognition, performance and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Fund or an affiliate of the Fund will compensate the Company for providing administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's Investment Adviser or its distributor.

Each Fund is reviewed periodically after having been selected. Upon review, the Company may remove a Fund or restrict allocation of additional Premium to a Fund if the Company determines the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets.

In addition, if any of the Funds become unavailable, or if we believe that further investment in a Fund is inappropriate for the purposes of the Contract, we may substitute another Investment Option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new Investment Options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Policies. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Fund allocated to the Investment Options under the Policy or other contracts offered by the Company. The amount of the fee that a Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Fund. Aggregate fees relating to the different Funds may be as much as 0.60% of the average net assets of a Fund attributable to the relevant policies. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from a Fund's assets as part of its Total Annual Operating Expenses.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-800-334-4298 OR THROUGH YOUR INSURANCE AGENT. We do not guarantee the investment results of the Funds.

                                                         INVESTMENT                                INVESTMENT
                FUNDS                                    OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------    -----------------------------------
Capital Appreciation Fund                 Seeks growth of capital. The Fund            Travelers Asset Management
                                          normally invests in equity securities        International Company LLC
                                          of issuers of any size and in any            ("TAMIC")
                                          industry.                                    Subadviser: Janus Capital Corp.

Dreyfus Stock Index Fund-- Initial        Seeks to match the total return of the       The Dreyfus Corporation
Shares                                    S&P 500 Index. The Fund normally             Subadviser: Mellon Equity
                                          invests in all 500 stocks in the S&P         Associates
                                          500 in proportion to their weighting in
                                          the index.

High Yield Bond Trust                     Seeks high current income. The Fund          TAMIC
                                          normally invests in below
                                          investment-grade bonds and debt
                                          securities.

Managed Assets Trust                      Seeks high total return. The Fund            TAMIC")
                                          normally invests in equities,                Subadviser: Travelers Investment
                                          convertible and fixed-income                 Management Company ("TIMCO")
                                          securities. The Fund's policy is to
                                          allocate investments among asset
                                          classes.

Money Market Portfolio                    Seeks high current return with               TAMIC
                                          preservation of capital and liquidity.
                                          The Fund normally invests in
                                          high-quality short term money market
                                          instruments.
CITISTREET FUNDS, INC.
   CitiStreet Diversified Bond Fund--     Seeks maximum long term total return.        CitiStreet Funds Management
     Class I+                             The Fund normally invests in fixed           LLC("CitiStreet")
                                          income securities.                           Subadviser: Western
                                                                                       AssetManagement Company; Salomon
                                                                                       Brothers Asset Management
                                                                                       ("SBAM"); and SSgA Funds
                                                                                       Management ("SSgA")

   CitiStreet International Stock         Seeks maximum long term total return.        CitiStreet
     Fund-- Class I+                      The Fund normally invests in the common      Subadviser: Bank of Ireland Asset
                                          stocks of established non-U.S.               Management (U.S.) Limited;
                                          companies.                                   Citigroup Asset Management
                                                                                       Limited, and SSgA

   CitiStreet Large Company Stock         Seeks maximum long term total return.        CitiStreet
     Fund-- Class I+                      The Fund normally invests in the common      Subadviser: Wellington Management
                                          stocks of large, well established            Company; Smith Barney Fund
                                          companies.                                   Management LLC ("SBFM"), and SSgA

                                                         INVESTMENT                                INVESTMENT
                FUNDS                                    OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------    -----------------------------------
   CitiStreet Small Company Stock         Seeks maximum long term total return.        CitiStreet
     Fund-- Class I+ Class I+             The Fund normally invests in the common      Subadviser: TCW Investment
                                          stocks of small companies.                   Management; SBAM; and SSgA

FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Templeton Global Asset Allocation      Seeks high total return. The Fund            Templeton Investment Counsel, LLC
     Fund-- Class 1 Shares                normally invests in equity securities
                                          of companies in any country, debt
                                          securities of companies and
                                          governments of any country, and in
                                          money market instruments and it may
                                          invest in high-yield, lower rated
                                          bonds.

   Templeton Global Income Securities     Seeks high current income, consistent        Franklin Advisers, Inc.
     Fund-- Class 1 Shares                with preservation of capital. Capital
                                          appreciation is a secondary
                                          consideration. The Fund normally
                                          invests in the debt securities of
                                          governments and their political
                                          subdivisions and agencies,
                                          supranational organizations, and
                                          companies located anywhere in the
                                          world, including emerging markets and
                                          it may invest in high-yield
                                          lower-rated bonds.

   Templeton Growth Securities Fund--     Seeks long-term capital growth. The          Templeton Global Advisors Limited
     Class 1 Shares                       Fund normally invests in equity
                                          securities of companies located
                                          anywhere in the world, including the
                                          U.S. and emerging markets.
GREENWICH STREET SERIES FUND
   Fundamental Value Portfolio            Seeks long-term capital growth. Current      SBFM
                                          income is a secondary consideration.
                                          The Fund normally invests in common
                                          stocks, and common stock equivalents of
                                          companies, believed to be undervalued.
THE TRAVELERS SERIES TRUST
   Pioneer Fund Portfolio                 Seeks reasonable income and capital          TAMIC
                                          growth. The Fund normally invests in
                                          Subadviser: Pioneer Investment equity
                                          securities that are carefully
                                          Management Inc. selected, reasonably
                                          priced securities.

   U.S. Government Securities             Seeks current income, total return and       TAMIC
     Portfolio                            high credit quality. The Fund normally
                                          invests in securities issued or
                                          guaranteed by the U.S. Government, its
                                          agencies or instrumentalities.

   Zero Coupon Bond Fund Portfolio        Seeks high consistent total return with      TAMIC
     Series 2005                          preservation of capital. The Fund
                                          normally invests in zero coupon
                                          securities.

TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio     Seeks capital appreciation. The Fund         Travelers Investment Adviser Inc.
                                          normally invests in common stocks of         ("TIA")
                                          companies that are likely to benefit         Subadviser:  AIM Capital
                                          from new products, services or               Management Inc.
                                          processes or have experienced
                                          above-average earnings growth.

   MFS Total Return Portfolio             Seeks above average income consistent        TIA
                                          with the prudent employment of capital.      Subadviser: MFS
                                          Secondarily, seeks growth of capital
                                          and income. The Fund normally invests
                                          in a broad range of equity and
                                          fixed-income securities of both U.S.
                                          and foreign issuers.

   Smith Barney High Income Portfolio     Seeks high current income. Secondarily,      SBFM
                                          seeks capital appreciation. The Fund
                                          normally invests in high yield
                                          corporate debt and preferred stock of
                                          U.S. and foreign issuers.

   Smith Barney Large Cap Value           Seeks long-term growth of capital.           SBFM
     Portfolio                            Current income is a secondary
                                          objective. The Fund normally invests
                                          in equities, or similar securities, of
                                          companies with large market
                                          capitalizations.

                                                         INVESTMENT                                INVESTMENT
                FUNDS                                    OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------    -----------------------------------
   Strategic Equity Portfolio             Seeks capital appreciation. The Fund         TIA
                                          normally invests in the equity               Subadviser: Fidelity Management &
                                          securities, primarily in common stocks       Research Company ("FMR")
                                          of domestic issuers, and is not
                                          constrained to any particular
                                          investment style.
VARIABLE INSURANCE PRODUCTS FUND
   Equity-Income Portfolio-- Initial      Seeks reasonable income. The Fund            FMR
     Class                                normally invests in equity securities
                                          with a focus on income producing
                                          equities.

   Growth Portfolio -- Initial Class      Seeks capital appreciation. The Fund         FMR
                                          normally invests in common stocks
                                          believed to have above-average growth
                                          potential.

   High Income Portfolio-- Initial        Seeks a high level of current income         FMR
     Class                                while also considering growth of
                                          capital. The Fund normally invests in
                                          income-producing debt securities,
                                          preferred stocks and convertible
                                          securities, with an emphasis on
                                          lower-quality debt securities.

VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio-- Initial      Seeks high total return with reduced         FMR
     Class                                risk over the long-term. The Fund
                                          normally invests by allocating assets
                                          among stocks, bonds and short-term
                                          instruments.

--------------
 +     Closed to new investors.


                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interest of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                          POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

       o the ability for you to make withdrawals and surrenders under the Policies;

       o   the ability for you to obtain a loan under the Policies;

       o   the Death Benefit paid on the death of the Insured;

       o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

       o administration of the various elective options available under the Policies; and

       o   the distribution of various reports to Policy Owners.

The COSTS AND EXPENSE we incur include:

       o expenses associated with underwriting applications, increases in the Stated Amount, and Riders;

       o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

       o sales and marketing expenses including commission payments to your sales agent; and

       o   other costs of doing business.

RISKS we assume include:

       o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

       o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options.

       o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge of 2.50% of each Premium Payment for Stated Amounts less than $500,000, 2% of each Premium Payment for Stated Amounts from $500,000 to $999,999 and 0% for Stated Amounts of $1,000,000+. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent.

       o PREMIUM TAX CHARGE: We deduct a charge of 2.5% OF EACH PREMIUM PAYMENT for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.

                           CHARGES AGAINST CASH VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy (unless you select the ALLOCATED CHARGES OPTION -- see below.) We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

       o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the Death Benefit we provide you. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the Net Amount At Risk and (2) the cost of insurance rate. Generally, the cost of insurance rate increases each year.

       o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissions Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

       o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

       o POLICY ADMINISTRATIVE EXPENSE CHARGE: This per thousand charge applies for the first three (3) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy.

       o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

ALLOCATED CHARGES OPTION (ACO): You may elect in writing to have us deduct the Monthly Deduction Amount from specified Funds rather than from all Funds on a pro rata basis. You may select a maximum of five Funds to deduct the Monthly Deduction Amount from you and you must designate the applicable amount from each specified fund in a whole percentage. In any given month if the value of any specified Fund is insufficient to support its share of the Monthly Deduction Amount, the Monthly Deduction Amount will be taken pro rata from all Funds.

To elect ACO, you must complete our ACO election form and send it to us. We may modify, suspend or terminate ACO at anytime without prior notification.

SURRENDER CHARGES: There are two types of surrender charges that can apply under the Policy: A PERCENT OF PREMIUM CHARGE AND A PER THOUSAND OF STATED AMOUNT CHARGE equal to a specified amount for each $1,000 of Stated Amount. These surrender charges apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount other than an increase for a Cost of Living Adjustment or a change in Death Benefit option). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE. A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (and during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

       (a)   6% of the amount of Cash Value being surrendered; or

       (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

       (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix B, "Annual Minimum Premiums.")

For example, for a 45-year old male with a Stated Amount of $150,000 who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy with a Cash Value of $7,485 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,485); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.

PER THOUSAND OF STATED AMOUNT CHARGE. A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase for a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Sales Charges and Administrative Charges" below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B.

                      CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks against the assets in the Investment Options. This current charge is at an annual rate of 0.60%; however, the Policy provided that the maximum charge for mortality and expense risks will not exceed 0.80%. This charge compensates us for various risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent.

                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the separate account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution."

                               POLICY DESCRIPTION

INVEST is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

       o   Requested Stated Amount (minimum of $75,000);

       o   Death Benefit Option;

       o   Beneficiary;

       o   Investment Option selections; and

       o   Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 0 and 85. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you TEMPORARY LIFE INSURANCE. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance Agreement sections and you must make an advance payment. Please see "Terms and Conditions" in the Temporary Insurance Agreement for details on coverage dates and amounts.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to six months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

The law of the state in which your Policy is issued or delivered provides you a Right to Cancel or "free-look" period. The period varies by state but is never less than ten days from the day you receive your Policy. The Right to Cancel period for your Policy will be on the cover of your Policy.

After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the money market Investment Option under the Policy. At the end of the Right to Cancel period, we will apply your Premium to the Investment Options as you indicate on your application (premium allocation instructions).

To cancel a Policy during the Right to Cancel period, you must send a request in Writing along with your Policy to us within the applicable timeframe as set forth in your Policy, and we will make the refund within seven (7) days after we receive your request and returned Policy. We will refund to you any Premiums paid minus any Outstanding Loans.

                        TAX FREE `SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

       o   Assigning the Policy

           The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

       o   Receiving the MATURITY BENEFIT

           If the Insured is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

             1. Outstanding loan;

             2. Monthly Deduction Amount due but not paid; and

             3. Amount payable to an assignee under a collateral assignment of the Policy.

           Upon maturity, insurance ends and we have no further obligation under the Policy.

       o   Changing or revoking a Beneficiary

           The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

           Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

       o   Decreases in the Stated Amount of Insurance

           You may request a decrease in the Stated Amount after the second Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

             1. against the most recent increase in the Stated Amount;

             2. to other increases in the reverse order in which they occurred;
                and

             3. to the initial Stated Amount.

           A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

       o   Changing the Death Benefit Option

           You may change the Death Benefit Option from Option 1 (the Level Option) to Option 2 (the Variable Option). This change does not require additional underwriting approval.

           You may also request a change from Option 2 to Option 1, which requires additional underwriting approval.

           Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see "Death Benefit."

       o Increases in the Stated Amount (requires additional underwriting approval)

           You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 76. We will require you to submit a new application and evidence of insurability. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. In addition, your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insured at the time the increase is requested.

Written requests for changes should be sent to the Company's Home Office at One Cityplace, 3CP, Hartford, Connecticut, 06103-3415. The Company's telephone number is (860) 308-1000. Some of these changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including, the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

       o mailing a check, payable to The Travelers: to One Cityplace, 3CP, Hartford, CT 06103-3415; or

       o or by direct checking account deductions (you must complete a pre-authorization collection form).

Even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. Generally, the amount due will be any Monthly Deduction Amounts past due plus the next Monthly Deduction Amount. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the money market Investment Option in your Policy. At the end of the Right to Cancel period, we will apply your Premium to the Investment Options as you indicate on your application (premium allocation instructions).

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

                                   CASH VALUE

Each Policy has a CASH VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Cash Value which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Cash Value is the sum of the values held in the INVESTMENT OPTIONS and the LOAN ACCOUNT. A Policy's Cash Value will change daily, has no guaranteed minimum value and may be more or less than Premiums paid. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (A VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Cash Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make).

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the NET INVESTMENT FACTOR for any Valuation Period using the
following equation:                      a
                                       -----   - c
                                         b

A is:

       1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

       2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

       3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

B is:

       1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

       2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The separate account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer the amount of the loan from the Investment Options to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest of 7.4% (6% in the Virgin Islands).

We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

When we determine a Policy's Cash Value, the value in the Loan Account (i.e., the amount (adjusted for any repayments or additional Policy loans) we transferred from the Investment Options to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options.

                                    TRANSFERS

                             TRANSFERS OF CASH VALUE

Generally, you may transfer Cash Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

MARKET TIMING/EXCESSIVE TRADING

THE POLICY IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Policy Owners, we will restrict or eliminate the number of transfers you can make and/or may restrict or eliminate the mode of transfers you may make (e.g., we will not accept transfers made via facsimile or telephone). We will notify you if we reject a transfer request.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

                o   the dollar amount you request to transfer;

                o the number of transfers you made within the previous three months;

                o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

                o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners.

Transfers made under a Dollar Cost Averaging Program (if available) or a rebalancing program (if available), are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

                o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

                o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Policy Owners.

                               TELEPHONE TRANSFERS

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

                                  DEATH BENEFIT

If your Policy is in effect on the date of the Insured's death, we will pay your Beneficiary a Death Benefit. WE MAY REDUCE THE DEATH BENEFIT PAYABLE AS DISCUSSED BELOW UNDER "PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS." All or part of the Death Benefit may be paid in cash or applied to one or more of the PAYMENT OPTIONS described in the following pages.

You may select one of two Death Benefit Options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit Option you select. However, as long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loans and unpaid Monthly Deduction Amount.

OPTION 1 (THE LEVEL OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

OPTION 2 (THE VARIABLE OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

In order to be treated as life insurance under federal tax law, the Policy's Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test (the MINIMUM AMOUNT INSURED). These tests generally impact the Death Benefit when a Policy Owner has a relatively large Cash Value in relation to the Stated Amount. This Policy uses the GUIDELINE PREMIUM TEST.

Under the Guideline Premium Test, a Policy's Death Benefit will not be less than the Policy's Cash Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy's Cash Value by a percentage that decreases over time, are shown in your Policy. The following is a summary of the percentages. For attained ages not shown, the percentages decline pro rata each year.

                         ATTAINED AGE
                        OF THE INSURED              CORRIDOR FACTORS
                    ----------------------      -------------------------
                             0-40                         250%
                              45                          215%
                              50                          185%
                              55                          150%
                              60                          130%
                              65                          120%
                              70                          115%
                              75                          105%
                              95+                         100%

The investment performance of the Funds, expenses and deduction of charges all impact Cash Value. In some circumstances, the Death Benefit may vary with the amount of the Cash Value. Under Death Benefit Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Cash Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death.) Finally, if the investment performance of the Funds is too low and the Cash Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $75,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $75,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($75,000 + $60,000 = $135,000).

                        CHANGING THE DEATH BENEFIT OPTION

You may change the Death Benefit Option by sending a written request to the Company. With some changes from Option 2 (Variable Benefit) to Option 1 (Level Benefit), involving substantially funded Policies, there may be a cash distribution, which is included in gross income. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 is also subject to underwriting. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before making any change.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner's estate. In addition, we may defer payment of proceeds that exceed the Cash Value for up to six months from the date of the request for the payment.

If the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See Limits on Right to Contest and Suicide Exclusion.) In addition, if the Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company's PAYMENT OPTIONS. We may defer payment of proceeds, which exceed the Death Benefit for up to six months from the date of the request for payment. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

       OPTION 1 -- Payments of a fixed amount.

       OPTION 2 -- Payments for a fixed period.

       OPTION 3 -- Amounts Held at Interest.

       OPTION 4 -- Monthly Life Income.

       OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income.

       OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to
                   Survivor.

       OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly
                   Payment Reduces on Death of First Person Named.

       OPTION 8 -- Other Options.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy's Cash Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

EXCHANGE OPTION

Once the Policy is in effect, you may exchange it during the first two (2) Policy Years for a form of non-variable permanent individual life insurance issued by the Company (or an affiliated company, if allowed by state law) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Stated Amount will be the same for each Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy Loan must be repaid before we will make an exchange. In addition, there may be an equitable adjustment in payments and Cash Values to reflect variance, if any, in the payments (and charges) and Cash Values under this policy and the new policy.

                    RIDERS (SUPPLEMENTAL INSURANCE BENEFITS)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Certain Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider.

CHILD TERM INSURANCE RIDER                Provides level term insurance for
                                          Insured's children, stepchildren or
                                          legally adopted children.

COST OF LIVING ADJUSTMENT RIDER           Allows automatic increases in the face
                                          amount based on increases in the
                                          Consumer Price Index.

FAMILY BENEFIT RIDER                      Provides level term insurance for
                                          Insured's spouse and/or children.

ACCIDENTAL DEATH BENEFIT RIDER            Additional death benefit if Insured's
                                          death results from bodily injury.

WAIVER OF DEDUCTION AMOUNT RIDER          Waives Monthly Deduction Amount in the
                                          event of disability, allowing coverage
                                          to continue.

                                POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. See "Tax Treatment of Policy Benefits."

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans, and any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options, unless you give us other written instructions. We will pay you within 7 days after we receive your request.

In addition to reducing the Policy's Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy's Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy's Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax Considerations." We will charge you interest on the amount of the loan.

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties. Subject to state law, no loan requests may be made for amounts of less than $100.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. The full Loan Account Value will be charged an annual interest rate of 7.4% (6% in the Virgin Islands).

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an outstanding loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the outstanding loan and not as an additional premium payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Cash Value held in our Loan Account to the Investment Options thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any outstanding loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

       (1) the Policy was not surrendered for cash;

       (2) you furnish us with acceptable evidence of insurability;

       (3) you pay all past due Monthly Deduction Amounts;

       (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts;

       (5) you pay the amount of any outstanding loan.

Upon reinstatement, the Policy's Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax or legal advisor should be consulted.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

       o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes.)

       o INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

       o INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code (IRC). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

      o   A definition of a life insurance contract.

      o   Diversification requirements for separate account assets.

      o Limitations on policy owner's control over the assets in a separate account.

      o Guidelines to determine the maximum amount of premium that may be paid into a policy.

      o   Limitations on withdrawals from a policy.

      o Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The separate account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of a policy, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC) as determined by IRC Section 7702A. A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT LEGAL DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period begins. A decrease to the stated amount of the Policy may cause a re-test under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH

INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for Federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for Federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for Federal income taxes that may be attributable to the separate account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the separate account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                            OTHER POLICY INFORMATION

                       PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

                                POLICY STATEMENTS

We will maintain all records relating to the separate accounts, the Investment Options. At least once each Policy Year, we will send you a statement showing:

       o   the Cash Value, Stated Amount and Amount Insured;

       o   the date and amount of each Premium Payment;

       o   the date and amount of each Monthly Deduction;

       o the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

       o the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges;

       o   the annualized cost of any Riders purchased under the Policy; and

       o a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Addition and Substitution of Funds. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of any Policy changes.

                     DISTRIBUTION OF VARIABLE LIFE POLICIES

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Policies are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

Certain broker-dealer firms may receive additional compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates, and may be based on aggregate or anticipated sales of the Policies, meeting certain sales thresholds and/or overhead expenses incurred by the broker-dealer firms in offering the variable product. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. The Company and TDLLC have entered into such arrangements with Interlink Securities, Inc., Intersecurities, Inc., NFP Securities, Inc., The Leaders Group, Tower Square Securities, Inc., Transamerica Financial Advisers, Inc., Highland Capital Securities, Inc. and Underwriter Equity Corporation. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The amount and timing of overall compensation, including both commissions and additional compensation as outlined above, may vary depending on the selling and other agreementS in place, but is not expected to exceed 130.28% of the target premium and 6.5% of excess premium paid in the first Policy Year. The maximum compensation payable will not exceed 6.5% of the annual renewal premium paid after Policy Year 1. We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Funds or serves as a subadviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

TOWER SQUARE SECURITIES. TDLLC has entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Policy to customers. Such representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company. Sales of the Policies may help qualify a Tower Square representative for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

                               EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 12 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Cash Value in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

     (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above.

                     RESTRICTIONS OF FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

                                LEGAL PROCEEDINGS

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing. The Company is cooperating fully with all of these reviews and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                              FINANCIAL STATEMENTS

We have included the Company's financial statements and the Separate Account's financial statements in the Statement of Additional Information.

                                   APPENDIX A

                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday.

AMOUNT INSURED -- under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

ANNUAL MINIMUM PREMIUM -- the owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix B).

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASH SURRENDER VALUE -- the Cash Value less any Outstanding Loans and applicable surrender charges.

CASH VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) --The Travelers Insurance Company

COMPANY'S HOME OFFICE -- the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

COST OF INSURANCE CHARGE -- A charge that reflects the anticipated mortality of the Insured.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

FUND -- See Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- The Travelers Insurance Company.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the separate account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund (Fund).

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY --The Travelers Insurance Company

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Cash Value, less any outstanding loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown in the Policy.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK -- the Death Benefit minus the Cash Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- INVEST, an individual variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date shown on the Policy Summary and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM ALLOCATION INSTRUCTIONS -- the instructions you provide us to allocate your Premium Payments among the Investment Options. You may change your Premium Allocation Instructions by written direction.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

SEPARATE ACCOUNT(S) -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

TERM AMOUNT -- the amount of insurance provided by the Rider.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the Issue Date.

VALUATION DATE -- a day on which the separate account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                                   APPENDIX B

                             ANNUAL MINIMUM PREMIUMS
--------------------------------------------------------------------------------

                         (PER THOUSAND OF STATED AMOUNT)

     AGE                MALE              FEMALE                         AGE              MALE                FEMALE
--------------      -------------      -------------                 ------------     --------------     -----------------
      0                 2.80               2.42                          48                   12.15                 11.29
      1                 2.69               2.47                          49                   12.83                 11.89
      2                 2.59               2.48                          50                   13.51                 12.51
      3                 2.58               2.47                          51                   14.42                 13.18
      4                 2.58               2.47                          52                   15.34                 13.86
      5                 2.58               2.47                          53                   16.24                 14.53
      6                 2.58               2.47                          54                   17.16                 15.29
      7                 2.60               2.49                          55                   18.07                 16.10
      8                 2.62               2.52                          56                   19.43                 17.11
      9                 2.66               2.56                          57                   20.79                 18.20
     10                 2.72               2.62                          58                   22.16                 19.35
     11                 2.80               2.68                          59                   23.52                 20.51
     12                 2.89               2.76                          60                   24.88                 21.68
     13                 3.01               2.84                          61                   27.11                 22.98
     14                 3.13               2.94                          62                   29.34                 24.27
     15                 3.25               3.04                          63                   31.57                 25.59
     16                 3.38               3.16                          64                   33.80                 27.01
     17                 3.51               3.28                          65                   36.03                 28.57
     18                 3.62               3.40                          66                   38.86                 30.12
     19                 3.72               3.47                          67                   41.70                 31.63
     20                 3.81               3.53                          68                   44.52                 33.29
     21                 3.90               3.60                          69                   47.36                 35.39
     22                 3.98               3.67                          70                   49.76                 37.75
     23                 4.05               3.73                          71                   54.39                 40.67
     24                 4.08               3.71                          72                   59.04                 44.16
     25                 4.13               3.76                          73                   63.71                 48.15
     26                 4.30               3.93                          74                   68.41                 52.54
     27                 4.45               4.09                          75                   72.60                 57.27
     28                 4.61               4.26                          76                   80.21                 62.20
     29                 4.76               4.41                          77                   87.34                 67.37
     30                 4.92               4.60                          78                   94.52                 73.00
     31                 5.12               4.80                          79                  101.76                 79.30
     32                 5.32               5.02                          80                  109.06                 86.49
     33                 5.52               5.22                          81                  120.34                 94.56
     34                 5.74               5.46                          82                  131.76                103.39
     35                 5.98               5.71                          83                  143.32                112.96
     36                 6.33               6.01                          84                  155.03                123.28
     37                 6.66               6.31                          85                  166.88                138.49
     38                 7.01               6.64                          86                  170.39                149.27
     39                 7.34               6.97                          87                  177.17                159.84
     40                 7.69               7.34                          88                  191.28                171.55
     41                 8.17               7.75                          89                  208.18                185.73
     42                 8.66               8.18                          90                  241.15                203.75
     43                 9.14               8.62                          91                  254.21                225.63
     44                 9.63               9.11                          92                  282.60                250.53
     45                10.11               9.59                          93                  314.35                278.47
     46                10.79              10.13                          94                  349.51                309.50
     47                11.47              10.70

                                   APPENDIX C

                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE

--------------------------------------------------------------------------------

                                  (First Year)

                               STATED AMOUNT                                                 STATED AMOUNT
              ------------------------------------------------               -----------------------------------------------
  ISSUE         $50,000          $500,000         $1,000,000      ISSUE        $50,000          $500,000        $1,000,000
   AGE        TO $499,999      TO $999,999        AND ABOVE        AGE       TO $499,999      TO $999,999       AND ABOVE
----------    -------------    -------------     -------------    -------    -------------    -------------    -------------
    0             2.04             1.84              1.63           33           3.92             3.53             3.14
    1             2.04             1.84              1.63           34           4.08             3.67             3.26
    2             2.04             1.84              1.63           35           4.19             3.77             3.35
    3             2.04             1.84              1.63           36           4.43             3.99             3.54
    4             2.04             1.84              1.63           37           4.66             4.19             3.73
    5             2.19             1.97              1.75           38           4.91             4.42             3.93
    6             2.19             1.97              1.75           39           5.14             4.63             4.11
    7             2.21             1.99              1.77           40           5.69             5.12             4.55
    8             2.23             2.01              1.78           41           6.05             5.45             4.84
    9             2.26             2.03              1.81           42           6.41             5.77             5.13
   10             2.39             2.15              1.91           43           6.76             6.08             5.41
   11             2.46             2.21              1.97           44           7.13             6.42             5.70
   12             2.54             2.29              2.03           45           7.18             6.46             5.74
   13             2.65             2.39              2.12           46           7.66             6.89             6.13
   14             2.75             2.48              2.20           47           8.14             7.33             6.51
   15             2.76             2.48              2.21           48           8.63             7.77             6.90
   16             2.77             2.49              2.22           49           9.11             8.20             7.29
   17             2.79             2.51              2.23           50          10.00             9.00             8.00
   18             2.82             2.54              2.26           51          10.67             9.60             8.54
   19             2.90             2.61              2.32           52          11.35            10.22             9.06
   20             2.86             2.57              2.29           53          12.02            10.82             9.62
   21             2.93             2.64              2.34           54          12.70            11.43            10.16
   22             2.99             2.69              2.39           55          13.01            11.71            10.41
   23             3.04             2.74              2.43           56          13.99            12.69            11.19
   24             3.06             2.75              2.45           57          14.97            13.47            11.98
   25             3.08             2.77              2.46           58          15.96            14.36            12.77
   26             3.14             2.83              2.51           59          16.93            15.24            13.54
   27             3.25             2.93              2.60           60          17.91            16.12            14.33
   28             3.37             3.03              2.70           61          19.52            17.57            15.82
   29             3.47             3.12              2.78           62          21.12            19.01            16.90
   30             3.49             3.14              2.79           63          22.73            20.46            18.18
   31             3.64             3.28              2.91           64          24.34            21.91            19.47
   32             3.78             3.40              3.02          65+          25.40            22.85            20.32

                                   APPENDIX D

                          MONTHLY ADMINISTRATIVE CHARGE

--------------------------------------------------------------------------------

                         (PER THOUSAND OF STATED AMOUNT)
             APPLICABLE FOR THREE YEARS FOLLOWING ISSUE OR INCREASE

                             SMOKERS AND NON-SMOKERS

                             STATED AMOUNT                                                STATED AMOUNT
            ------------------------------------------------             -------------------------------------------------
  ISSUE        $75,000          $500,000       $1,000,000       ISSUE       $75,000          $500,000        $1,000,000
   AGE       TO $499,999      TO $999,999       AND ABOVE        AGE      TO $499,999      TO $999,999       AND ABOVE
----------  ---------------  ---------------  --------------  ---------- ---------------  ---------------  ---------------
    0            0.16             0.08            0.00           33           0.19             0.09             0.00
    1            0.16             0.08            0.00           34           0.19             0.09             0.00
    2            0.16             0.08            0.00           35           0.19             0.09             0.00
    3            0.16             0.08            0.00           36           0.20             0.09             0.00
    4            0.16             0.08            0.00           37           0.21             0.10             0.00
    5            0.16             0.08            0.00           38           0.22             0.10             0.00
    6            0.16             0.08            0.00           39           0.23             0.10             0.00
    7            0.16             0.08            0.00           40           0.23             0.10             0.00
    8            0.16             0.08            0.00           41           0.24             0.10             0.00
    9            0.16             0.08            0.00           42           0.24             0.10             0.00
   10            0.16             0.08            0.00           43           0.24             0.10             0.00
   11            0.16             0.08            0.00           44           0.24             0.10             0.00
   12            0.16             0.08            0.00           45           0.24             0.10             0.00
   13            0.16             0.08            0.00           46           0.25             0.11             0.00
   14            0.16             0.08            0.00           47           0.26             0.11             0.00
   15            0.16             0.08            0.00           48           0.27             0.11             0.00
   16            0.16             0.08            0.00           49           0.28             0.11             0.00
   17            0.16             0.08            0.00           50           0.29             0.15             0.00
   18            0.16             0.08            0.00           51           0.30             0.15             0.00
   19            0.16             0.08            0.00           52           0.32             0.15             0.00
   20            0.16             0.08            0.00           53           0.33             0.15             0.00
   21            0.16             0.08            0.00           54           0.34             0.15             0.00
   22            0.16             0.08            0.00           55           0.35             0.15             0.00
   23            0.16             0.08            0.00           56           0.35             0.15             0.00
   24            0.16             0.08            0.00           57           0.35             0.15             0.00
   25            0.16             0.08            0.00           58           0.36             0.15             0.00
   26            0.16             0.09            0.00           59           0.36             0.15             0.00
   27            0.17             0.09            0.00           60           0.36             0.15             0.00
   28            0.17             0.09            0.00           61           0.38             0.15             0.00
   29            0.18             0.09            0.00           62           0.38             0.15             0.00
   30            0.18             0.09            0.00           63           0.38             0.15             0.00
   31            0.18             0.09            0.00           64           0.39             0.15             0.00
   32            0.18             0.09            0.00           65+          0.39             0.15             0.00

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, One Cityplace, Hartford, CT 06103-3415, call 1-800-842-9406 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-03297 and 811-07411





                                                                         L-11166

                                                                           05/04

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                     INVEST
                              TRAVELERS MARKETLIFE
                             TRAVELERS VARIABLE LIFE
                       TRAVELERS VARIABLE LIFE ACCUMULATOR
                       TRAVELERS VARIABLE SURVIVOSHIP LIFE
                     TRAVELERS VARIABLE SURVIVORSHIP LIFE II
                 TRAVELERS VARIABLE LIFE ACCUMULATOR - SERIES 2




                   PART B: STATEMENT OF ADDITIONAL INFORMATION
                                      (SAI)


                                      DATED


                                   MAY 3, 2004


                                       FOR


                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                                  (REGISTRANT)


                                    ISSUED BY


                         THE TRAVELERS INSURANCE COMPANY
                                   (DEPOSITOR)


This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information about the Contracts and The Travelers Insurance Company. You should read this SAI in conjunction with the prospectuses for the Flexible Premium Variable Life Insurance Contract dated May 3, 2004 for INVEST, Travelers MarketLife, Travelers Variable Life, Travelers Variable Life Accumulator - Series 2, Travelers Variable Survivorship Life, and Travelers Variable Survivorship Life II ("the Contracts"). The defined terms used in this SAI are as defined in the prospectuses.

Copies of the prospectuses may be obtained by writing to The Travelers Insurance Company, One Cityplace, Hartford, Connecticut 06103-3415, or by calling 1-800-334-4298 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                                3
   The Depositor                                                               3
   State Regulation                                                            3
   The Registrant                                                              3
   Registration Statement                                                      3
   The Custodian                                                               3
UNDERWRITING AND SERVICE AGREEMENTS                                            3
   Distribution and Principal Underwriting Agreement                           3
   Compensation                                                                3
   Distribution and Service Fees (12b-1 fees)                                  4
VALUATION OF ASSETS                                                            5
   Investment Options                                                          5
   The Cash Value                                                              5
   Accumulation Unit Value                                                     5
ADDITIONAL INFORMATION ABOUT CHARGES                                           5
   Special Purchase Plans                                                      5
   Underwriting Procedures                                                     6
   Increases and Decreases in Stated Amount                                    6
INDEPENDENT AUDITORS                                                           6
FINANCIAL STATEMENTS                                                           6

                         GENERAL INFORMATION AND HISTORY

THE DEPOSITOR. The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06183, and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of Citigroup Insurance Holding Corporation, which is an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE REGISTRANT. The Travelers Insurance Company sponsors a separate account: The Travelers Fund UL for Variable Life Insurance (Fund UL). Fund UL was established under the laws of Connecticut on November 10, 1983. Fund UL is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 and qualify as a "a separate account." Separate Accounts are primarily designed to keep policy assets separate from other company assets.

REGISTRATION STATEMENT. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

THE CUSTODIAN. The Company holds title to the assets in the Separate Account.

                       UNDERWRITING AND SERVICE AGREEMENTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.


TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC UNDERWRITING COMMISSIONS

----------------------------------- ------------------------------------------------ ----------------------------------
                                     UNDERWRITING COMMISSIONS PAID TO TDLLC BY THE        AMOUNT OF UNDERWRITING
               YEAR                                     COMPANY                        COMMISSIONS RETAINED BY TDLLC
----------------------------------- ------------------------------------------------ ----------------------------------
----------------------------------- ------------------------------------------------ ----------------------------------

               2003                                     $2,272                                      $0
----------------------------------- ------------------------------------------------ ----------------------------------
----------------------------------- ------------------------------------------------ ----------------------------------

               2002                                     $2,672                                      $0
----------------------------------- ------------------------------------------------ ----------------------------------
----------------------------------- ------------------------------------------------ ----------------------------------

               2001                                     $2,889                                      $0
----------------------------------- ------------------------------------------------ ----------------------------------

The Policies are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

Certain broker-dealer firms may receive additional compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates, and may be based on aggregate or anticipated sales of the Policies, meeting certain sales thresholds and/or overhead expenses incurred by the broker-dealer firms in offering the variable product. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. The Company and TDLLC have entered into such arrangements with Interlink Securities, Inc., Intersecurities, Inc., NFP Securities, Inc., The Leaders Group, Tower Square Securities, Inc., Transamerica Financial Advisers, Inc., Highland Capital Securities, Inc. and Underwriter Equity Corporation. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The amount and timing of overall compensation, including both commissions and additional compensation as outlined above, may vary depending on the selling and other agreementS in place, but is not expected to exceed 130.28% of the target premium and 6.5% of excess premium paid in the first Policy Year. The maximum compensation payable will not exceed 6.5% of the annual renewal premium paid after Policy Year 1. We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Funds or serves as a subadviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research

Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

DISTRIBUTION AND SERVICE FEES (12B-1 FEES). Certain of the Funds have adopted a Distribution and/or Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 which allows a fund to pay fees (12b-1 fees) to those who sell and distribute fund shares out of fund assets. Some of the Funds pay the Company and/or TDLLC 12b-1 fees for certain distribution and shareholders support services incurred in the performance of the Company and/or TDLLC's obligations under agreements with the Funds. The Company and Travelers Distribution LLC may receive distribution and/or service fees (12b-1 fees) of up to 0.50% of average Fund assets. For more information on the 12b-1 fees that Funds may pay, please see the Fund prospectus and the Contract prospectus. In addition, the Advisers for certain Funds may use its management fee revenues, as well as its past profits or other resources as permitted by regulatory rules, to make payments for distribution services to TDLLC, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.


                               VALUATION OF ASSETS

INVESTMENT OPTIONS. The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CASH VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

      (a) = investment income plus capital gains and losses (whether realized or unrealized);

      (b) = any deduction for applicable taxes (presently zero); and

      (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.

                  ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES

SPECIAL PURCHASE PLANS. We reserve the right to waive all or a part of any fee we charge under the Contract (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Contract is issues; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.

UNDERWRITING PROCEDURES. The Contract's cost of insurance depends on the insured's sex, issue age, risk class and length of time the Contract has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Contract) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

The cost of insurance rates, Policy charges, and payment options for Contracts issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

INCREASES AND DECREASES IN STATED AMOUNT. After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured is still insurable. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.


                              INDEPENDENT AUDITORS

The financial statements of The Travelers Fund UL for Variable Life Insurance as of December 31, 2003, and for each of the years in the two-year period ended December 31, 2003, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2003, financial statements and schedules refer to changes in the Company's methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.


                              FINANCIAL STATEMENTS

The financial statements of the Travelers Insurance Company and The Travelers Fund UL for Variable Life Insurance follow this page of the SAI. The financial statements of The Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the separate accounts.

ANNUAL REPORT
DECEMBER 31, 2003







               THE TRAVELERS FUND UL
               FOR VARIABLE LIFE INSURANCE







[LOGO]    Travelers Life & Annuity A member of citigroup

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                    CAPITAL APPRECIATION    DREYFUS STOCK INDEX        HIGH YIELD BOND
                                            FUND           FUND - INITIAL SHARES            TRUST           MANAGED ASSETS TRUST
                                    --------------------   ---------------------       ---------------      --------------------
ASSETS:
  Investments at market value: ....     $ 10,108,727            $  9,190,232            $    137,772            $  3,430,069

  Receivables:
    Dividends .....................               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Assets ................       10,108,727               9,190,232                 137,772               3,430,069
                                        ------------            ------------            ------------            ------------


LIABILITIES:
  Payables:
    Insurance charges .............            1,011                     955                      11                     320
    Administrative charges ........               90                     102                      --                      17
  Other liabilities ...............               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Liabilities ...........            1,101                   1,057                      11                     337
                                        ------------            ------------            ------------            ------------

NET ASSETS: .......................     $ 10,107,626            $  9,189,175            $    137,761            $  3,429,732
                                        ============            ============            ============            ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                               ALLIANCEBERNSTEIN
                                         MONEY MARKET           PREMIER GROWTH      GLOBAL GROWTH FUND -    GROWTH FUND - CLASS 2
                                          PORTFOLIO          PORTFOLIO - CLASS B       CLASS 2 SHARES              SHARES
                                        -------------        -------------------    --------------------    ---------------------
ASSETS:
  Investments at market value:          $ 12,507,995            $    129,618            $    201,674            $    858,025

  Receivables:
    Dividends .....................            3,394                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Assets ................       12,511,389                 129,618                 201,674                 858,025
                                        ------------            ------------            ------------            ------------


LIABILITIES:
  Payables:
    Insurance charges .............            1,372                      14                      22                      88
    Administrative charges ........               98                      --                       1                       1
  Other liabilities ...............               12                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Liabilities ...........            1,482                      14                      23                      89
                                        ------------            ------------            ------------            ------------

NET ASSETS:                             $ 12,509,907            $    129,604            $    201,651            $    857,936
                                        ============            ============            ============            ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                   CITISTREET         CITISTREET LARGE      CITISTREET SMALL
GROWTH-INCOME FUND -   CITISTREET DIVERSIFIED  INTERNATIONAL STOCK   COMPANY STOCK FUND -  COMPANY STOCK FUND -    EMERGING MARKETS
  CLASS 2 SHARES        BOND FUND - CLASS 1     FUND - CLASS 1             CLASS 1                CLASS 1             PORTFOLIO
--------------------   ----------------------  -------------------   --------------------  --------------------    ----------------

   $    898,789           $     15,636           $     75,678           $     26,919           $    331,137           $     35,696

             --                     --                     --                     --                     --                     --
   ------------           ------------           ------------           ------------           ------------           ------------

        898,789                 15,636                 75,678                 26,919                331,137                 35,696
   ------------           ------------           ------------           ------------           ------------           ------------




             99                      1                      6                      3                     27                      4
              4                     --                     --                     --                     --                     --
             --                     --                     --                     --                     --                     --
   ------------           ------------           ------------           ------------           ------------           ------------

            103                      1                      6                      3                     27                      4
   ------------           ------------           ------------           ------------           ------------           ------------

   $    898,686           $     15,635           $     75,672           $     26,916           $    331,110           $     35,692
   ============           ============           ============           ============           ============           ============

                        See Notes to Financial Statements

                             THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - continued
                                DECEMBER 31, 2003

                                                                 DREYFUS VIF
                                         DREYFUS VIF          DEVELOPING LEADERS                               MUTUAL SHARES
                                    APPRECIATION PORTFOLIO   PORTFOLIO - INITIAL     FRANKLIN SMALL CAP     SECURITIES FUND - CLASS
                                      - INITIAL SHARES             SHARES          FUND - CLASS 2 SHARES          2 SHARES
                                    ----------------------   -------------------   ---------------------    -----------------------
ASSETS:
  Investments at market value:          $         48            $    485,975            $    263,109            $        379

  Receivables:
    Dividends .....................               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Assets ................               48                 485,975                 263,109                     379
                                        ------------            ------------            ------------            ------------


LIABILITIES:
  Payables:
    Insurance charges .............               --                      50                      26                      --
    Administrative charges ........               --                       1                       1                      --
  Other liabilities ...............               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Liabilities ...........               --                      51                      27                      --
                                        ------------            ------------            ------------            ------------

NET ASSETS:                             $         48            $    485,924            $    263,082            $        379
                                        ============            ============            ============            ============


                        See Notes to Financial Statements

                             THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003


 TEMPLETON FOREIGN      TEMPLETON GLOBAL         TEMPLETON GLOBAL     TEMPLETON GROWTH                               EQUITY INDEX
  SECURITIES FUND -    ASSET ALLOCATION FUND -  INCOME SECURITIES     SECURITIES FUND -      GOLDMAN SACHS             PORTFOLIO
  CLASS 2 SHARES         CLASS 1 SHARES       FUND - CLASS 1 SHARES    CLASS 1 SHARES      CAPITAL GROWTH FUND     - CLASS 1 SHARES
 ------------------    ---------------------  ---------------------   -----------------    -------------------     ----------------

   $      6,766           $  4,250,544           $    915,816           $ 10,350,375           $     71,503           $  3,098,657

             --                     --                     --                     --                     --                     --
   ------------           ------------           ------------           ------------           ------------           ------------

          6,766              4,250,544                915,816             10,350,375                 71,503              3,098,657
   ------------           ------------           ------------           ------------           ------------           ------------




             --                    397                     92                  1,001                      8                    350
             --                     26                      9                     80                     --                      7
             --                     --                     --                     --                     --                     --
   ------------           ------------           ------------           ------------           ------------           ------------

             --                    423                    101                  1,081                      8                    357
   ------------           ------------           ------------           ------------           ------------           ------------

   $      6,766           $  4,250,121           $    915,715           $ 10,349,294           $     71,495           $  3,098,300
   ============           ============           ============           ============           ============           ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                             GLOBAL TECHNOLOGY         MID CAP GROWTH         WORLDWIDE GROWTH
                                     FUNDAMENTAL VALUE          PORTFOLIO -             PORTFOLIO -             PORTFOLIO -
                                        PORTFOLIO              SERVICE SHARES          SERVICE SHARES          SERVICE SHARES
                                        ------------            ------------            ------------            ------------
ASSETS:
  Investments at market value:          $  4,186,258            $    142,031            $    350,061            $    342,241

  Receivables:
    Dividends .....................               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Assets ................        4,186,258                 142,031                 350,061                 342,241
                                        ------------            ------------            ------------            ------------


LIABILITIES:
  Payables:
    Insurance charges .............              436                      15                      37                      38
    Administrative charges ........               36                       1                       3                       3
  Other liabilities ...............               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Liabilities ...........              472                      16                      40                      41
                                        ------------            ------------            ------------            ------------

NET ASSETS:                             $  4,185,786            $    142,015            $    350,021            $    342,200
                                        ============            ============            ============            ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                                                PUTNAM VT                PUTNAM VT
                          TOTAL RETURN         PIONEER MID CAP      PUTNAM VT DISCOVERY      INTERNATIONAL              SMALL CAP
 LAZARD RETIREMENT        PORTFOLIO -       VALUE VCT PORTFOLIO -      GROWTH FUND -          EQUITY FUND -            VALUE FUND -
SMALL CAP PORTFOLIO   ADMINISTRATIVE CLASS     CLASS II SHARES        CLASS IB SHARES        CLASS IB SHARES         CLASS IB SHARES
-------------------   --------------------  ---------------------   -------------------      ---------------         ---------------

   $      2,892           $  1,402,751           $    142,627           $     24,634           $    306,955           $    215,840


             --                     --                     --                     --                     --                     --
   ------------           ------------           ------------           ------------           ------------           ------------

          2,892              1,402,751                142,627                 24,634                306,955                215,840
   ------------           ------------           ------------           ------------           ------------           ------------




             --                    140                     15                      3                     30                     21
             --                      4                     --                     --                     --                     --
             --                     --                     --                     --                     --                     --
   ------------           ------------           ------------           ------------           ------------           ------------

             --                    144                     15                      3                     30                     21
   ------------           ------------           ------------           ------------           ------------           ------------

   $      2,892           $  1,402,607           $    142,612           $     24,631           $    306,925           $    215,819
   ============           ============           ============           ============           ============           ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                    SCUDDER VIT EAFE (R)      SCUDDER VIT SMALL         CONVERTIBLE
                                    EQUITY INDEX FUND -       CAP INDEX FUND -          SECURITIES             EQUITY INCOME
                                       CLASS A SHARES          CLASS A SHARES            PORTFOLIO               PORTFOLIO
                                        ------------            ------------            ------------            ------------
ASSETS:
  Investments at market value:          $    443,775            $  1,391,540            $    105,890            $    763,824

  Receivables:
    Dividends .....................               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Assets ................          443,775               1,391,540                 105,890                 763,824
                                        ------------            ------------            ------------            ------------


LIABILITIES:
  Payables:
    Insurance charges .............               46                     147                      11                      79
    Administrative charges ........                4                      13                      --                       2
  Other liabilities ...............               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Liabilities ...........               50                     160                      11                      81
                                        ------------            ------------            ------------            ------------

NET ASSETS:                             $    443,725            $  1,391,380            $    105,879            $    763,743
                                        ============            ============            ============            ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                                               ZERO COUPON             AIM CAPITAL
     LARGE CAP             MFS MID CAP           PIONEER FUND         U.S. GOVERNMENT      BOND FUND PORTFOLIO        APPRECIATION
     PORTFOLIO          GROWTH PORTFOLIO          PORTFOLIO         SECURITIES PORTFOLIO       SERIES 2005              PORTFOLIO
   ------------           ------------           ------------           ------------           ------------           ------------
   $    130,376           $    192,044           $    312,909           $  3,832,292           $  2,292,275           $  2,886,659


             --                     --                     --                     --                     --                     --
   ------------           ------------           ------------           ------------           ------------           ------------

        130,376                192,044                312,909              3,832,292              2,292,275              2,886,659
   ------------           ------------           ------------           ------------           ------------           ------------




             15                     21                     32                    388                    204                    308
             --                     --                      3                     34                      7                     33
             --                     --                     --                     --                     --                     --
   ------------           ------------           ------------           ------------           ------------           ------------

             15                     21                     35                    422                    211                    341
   ------------           ------------           ------------           ------------           ------------           ------------

   $    130,361           $    192,023           $    312,874           $  3,831,870           $  2,292,064           $  2,886,318
   ============           ============           ============           ============           ============           ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                                        SMITH BARNEY            SMITH BARNEY
                                      MFS TOTAL RETURN       PIONEER STRATEGIC       AGGRESSIVE GROWTH          HIGH INCOME
                                         PORTFOLIO            INCOME PORTFOLIO            PORTFOLIO              PORTFOLIO
                                        ------------            ------------            ------------            ------------
ASSETS:
  Investments at market value:          $  5,977,597            $    535,204            $    793,612            $  1,094,345

  Receivables:
    Dividends .....................               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Assets ................        5,977,597                 535,204                 793,612               1,094,345
                                        ------------            ------------            ------------            ------------


LIABILITIES:
  Payables:
    Insurance charges .............              637                      55                      86                     117
    Administrative charges ........               59                       3                       1                       9
  Other liabilities ...............               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Liabilities ...........              696                      58                      87                     126
                                        ------------            ------------            ------------            ------------

NET ASSETS:                             $  5,976,901            $    535,146            $    793,525            $  1,094,219
                                        ============            ============            ============            ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

   SMITH BARNEY
  INTERNATIONAL            SMITH BARNEY          SMITH BARNEY                                 EMERGING GROWTH       EQUITY - INCOME
  ALL CAP GROWTH         LARGE CAP VALUE     LARGE CAPITALIZATION     STRATEGIC EQUITY         PORTFOLIO -            PORTFOLIO -
    PORTFOLIO               PORTFOLIO          GROWTH PORTFOLIO          PORTFOLIO            CLASS I SHARES         INITIAL CLASS
  --------------         ---------------     --------------------     ----------------        ---------------       ---------------
   $     25,245           $  1,902,109           $  1,374,207           $  6,698,541           $     96,910           $ 11,859,809


             --                     --                     --                     --                     --                     --
   ------------           ------------           ------------           ------------           ------------           ------------

         25,245              1,902,109              1,374,207              6,698,541                 96,910             11,859,809
   ------------           ------------           ------------           ------------           ------------           ------------




              3                    201                    139                    710                     11                  1,166
             --                     18                      8                     77                     --                     98
             --                     --                     --                     --                     --                     --
   ------------           ------------           ------------           ------------           ------------           ------------

              3                    219                    147                    787                     11                  1,264
   ------------           ------------           ------------           ------------           ------------           ------------

   $     25,242           $  1,901,890           $  1,374,060           $  6,697,754           $     96,899           $ 11,858,545
   ============           ============           ============           ============           ============           ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                HIGH INCOME            ASSET MANAGER           CONTRAFUND(R)
                                      GROWTH PORTFOLIO -        PORTFOLIO -             PORTFOLIO -             PORTFOLIO -
                                        INITIAL CLASS          INITIAL CLASS           INITIAL CLASS           SERVICE CLASS
                                        ------------            ------------            ------------            ------------
ASSETS:
  Investments at market value:          $ 11,489,527            $  2,098,411            $  3,963,989            $    477,400

  Receivables:
    Dividends .....................               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Assets ................       11,489,527               2,098,411               3,963,989                 477,400
                                        ------------            ------------            ------------            ------------


LIABILITIES:
  Payables:
    Insurance charges .............            1,122                     205                     353                      45
    Administrative charges ........               91                      16                      13                       1
  Other liabilities ...............               --                      --                      --                      --
                                        ------------            ------------            ------------            ------------

      Total Liabilities ...........            1,213                     221                     366                      46
                                        ------------            ------------            ------------            ------------

NET ASSETS:                             $ 11,488,314            $  2,098,190            $  3,963,623            $    477,354
                                        ============            ============            ============            ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

     MID CAP
  PORTFOLIO -
SERVICE CLASS 2             COMBINED
  ------------            ------------

  $      8,915            $125,254,834


            --                   3,394
  ------------            ------------

         8,915             125,258,228
  ------------            ------------




             1                  12,694
            --                     974
            --                      12
  ------------            ------------

             1                  13,680
  ------------            ------------

  $      8,914            $125,244,548
  ============            ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                              CAPITAL          DREYFUS STOCK
                                                            APPRECIATION       INDEX FUND -        HIGH YIELD     MANAGED ASSETS
                                                                FUND          INITIAL SHARES       BOND TRUST         TRUST
                                                            ------------      --------------       ----------     --------------
INVESTMENT INCOME:
  Dividends .........................................       $      4,628        $   121,111        $    9,380       $    81,119
                                                            ------------        -----------        ----------       -----------

EXPENSES:
  Insurance charges .................................             65,672             62,065               747            20,972
  Administrative charges ............................              5,850              6,610                --             1,105
                                                            ------------        -----------        ----------       -----------

    Total expenses ..................................             71,522             68,675               747            22,077
                                                            ------------        -----------        ----------       -----------

      Net investment income (loss) ..................            (66,894)            52,436             8,633            59,042
                                                            ------------        -----------        ----------       -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......................                 --                 --                --                --
    Realized gain (loss) on sale of investments .....           (380,205)          (272,185)               51           (81,971)
                                                            ------------        -----------        ----------       -----------

      Realized gain (loss) ..........................           (380,205)          (272,185)               51           (81,971)
                                                            ------------        -----------        ----------       -----------

    Change in unrealized gain (loss)
      on investments ................................          2,423,684          2,229,176            22,347           620,990
                                                            ------------        -----------        ----------       -----------


  Net increase (decrease) in net assets
    resulting from operations .......................       $  1,976,585        $ 2,009,427        $   31,031       $   598,061
                                                            ============        ===========        ==========       ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                       ALLIANCEBERNSTEIN            GLOBAL                                    GROWTH-INCOME
   MONEY MARKET          PREMIER GROWTH         GROWTH FUND -         GROWTH FUND -               FUND -                   AYCO
    PORTFOLIO          PORTFOLIO - CLASS B      CLASS 2 SHARES        CLASS 2 SHARES          CLASS 2 SHARES           GROWTH FUND
   ------------           ------------           ------------           ------------           ------------           ------------
   $     95,670           $         --           $        584           $        682           $      7,715           $        252
   ------------           ------------           ------------           ------------           ------------           ------------


         94,289                    837                  1,091                  3,824                  4,820                    382
          7,545                     --                     32                     44                    200                     --
   ------------           ------------           ------------           ------------           ------------           ------------

        101,834                    837                  1,123                  3,868                  5,020                    382
   ------------           ------------           ------------           ------------           ------------           ------------

         (6,164)                  (837)                  (539)                (3,186)                 2,695                   (130)
   ------------           ------------           ------------           ------------           ------------           ------------



             --                     --                     --                     --                     --                     --
             --                 (1,951)                   658                 (8,936)                 1,556                 10,134
   ------------           ------------           ------------           ------------           ------------           ------------

             --                 (1,951)                   658                 (8,936)                 1,556                 10,134
   ------------           ------------           ------------           ------------           ------------           ------------


             --                 24,284                 44,674                153,400                169,163                  1,236
   ------------           ------------           ------------           ------------           ------------           ------------



   $     (6,164)          $     21,496           $     44,793           $    141,278           $    173,414           $     11,240
   ============           ============           ============           ============           ============           ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                             CITISTREET          CITISTREET         CITISTREET       CITISTREET
                                                            DIVERSIFIED        INTERNATIONAL      LARGE COMPANY    SMALL COMPANY
                                                             BOND FUND -        STOCK FUND -       STOCK FUND -     STOCK FUND -
                                                              CLASS I             CLASS I            CLASS I          CLASS I
                                                            ------------        -----------        ----------       -----------
INVESTMENT INCOME:
  Dividends .........................................       $        626        $       498        $      163       $       341
                                                            ------------        -----------        ----------       -----------

EXPENSES:
  Insurance charges .................................                 94                383               152             1,640
  Administrative charges ............................                 --                 --                --                --
                                                            ------------        -----------        ----------       -----------

    Total expenses ..................................                 94                383               152             1,640
                                                            ------------        -----------        ----------       -----------

      Net investment income (loss) ..................                532                115                11            (1,299)
                                                            ------------        -----------        ----------       -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......................                 --                 --                --                --
    Realized gain (loss) on sale of investments .....                263             (9,880)           (7,362)          (15,150)
                                                            ------------        -----------        ----------       -----------

      Realized gain (loss) ..........................                263             (9,880)           (7,362)          (15,150)
                                                            ------------        -----------        ----------       -----------

    Change in unrealized gain (loss)
      on investments ................................                (26)            26,474            13,126           114,876
                                                            ------------        -----------        ----------       -----------


  Net increase (decrease) in net assets
    resulting from operations .......................       $        769        $    16,709        $    5,775       $    98,427
                                                            ============        ===========        ==========       ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                           DREYFUS VIF           DREYFUS VIF
                          APPRECIATION        DEVELOPING LEADERS          FRANKLIN            MUTUAL SHARES        TEMPLETON FOREIGN
 EMERGING MARKETS         PORTFOLIO -            PORTFOLIO -          SMALL CAP FUND -      SECURITIES FUND -      SECURITIES FUND -
    PORTFOLIO            INITIAL SHARES         INITIAL SHARES         CLASS 2 SHARES         CLASS 2 SHARES         CLASS 2 SHARES
 ----------------        --------------       ------------------      ----------------      -----------------      -----------------
   $         --           $          1           $        113           $         --           $         --           $         --
   ------------           ------------           ------------           ------------           ------------           ------------


            191                     --                  2,526                  1,055                     --                      6
             --                     --                     10                     26                     --                     --
   ------------           ------------           ------------           ------------           ------------           ------------

            191                     --                  2,536                  1,081                     --                      6
   ------------           ------------           ------------           ------------           ------------           ------------

           (191)                     1                 (2,423)                (1,081)                    --                     (6)
   ------------           ------------           ------------           ------------           ------------           ------------



             --                     --                     --                     --                     --                     --
            143                     --                 (5,888)                  (603)                    --                      1
   ------------           ------------           ------------           ------------           ------------           ------------

            143                     --                 (5,888)                  (603)                    --                      1
   ------------           ------------           ------------           ------------           ------------           ------------


          9,385                      1                 93,906                 42,787                      6                    368
   ------------           ------------           ------------           ------------           ------------           ------------



   $      9,337           $          2           $     85,595           $     41,103           $          6           $        363
   ============           ============           ============           ============           ============           ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                              TEMPLETON          TEMPLETON          TEMPLETON
                                                            GLOBAL ASSET       GLOBAL INCOME   GROWTH SECURITIES   GOLDMAN SACHS
                                                          ALLOCATION FUND -  SECURITIES FUND -       FUND -        CAPITAL GROWTH
                                                           CLASS 1 SHARES      CLASS 1 SHARES    CLASS 1 SHARES         FUND
                                                          -----------------  ----------------- -----------------   --------------
INVESTMENT INCOME:
  Dividends .........................................       $    101,101        $    65,908        $  148,565       $        --
                                                            ------------        -----------        ----------       -----------

EXPENSES:
  Insurance charges .................................             25,155              6,115            63,732                20
  Administrative charges ............................              1,656                562             5,013                --
                                                            ------------        -----------        ----------       -----------

    Total expenses ..................................             26,811              6,677            68,745                20
                                                            ------------        -----------        ----------       -----------

      Net investment income (loss) ..................             74,290             59,231            79,820               (20)
                                                            ------------        -----------        ----------       -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......................                 --                 --                --                --
    Realized gain (loss) on sale of investments .....            (88,356)            21,369          (446,276)               --
                                                            ------------        -----------        ----------       -----------

      Realized gain (loss) ..........................            (88,356)            21,369          (446,276)               --
                                                            ------------        -----------        ----------       -----------

    Change in unrealized gain (loss)
      on investments ................................          1,042,624             81,742         2,909,495             1,566
                                                            ------------        -----------        ----------       -----------


  Net increase (decrease) in net assets
    resulting from operations .......................       $  1,028,558        $   162,342        $2,543,039       $     1,546
                                                            ============        ===========        ==========       ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

      EQUITY                                   GLOBAL TECHNOLOGY       MID CAP GROWTH        WORLDWIDE GROWTH      LAZARD RETIREMENT
INDEX PORTFOLIO -      FUNDAMENTAL VALUE         PORTFOLIO -            PORTFOLIO -            PORTFOLIO -             SMALL CAP
  CLASS I SHARES           PORTFOLIO            SERVICE SHARES         SERVICE SHARES         SERVICE SHARES           PORTFOLIO
-----------------      -----------------       -----------------       --------------        ----------------      -----------------
   $     35,622           $     21,585           $         --           $         --           $      2,403           $         --
   ------------           ------------           ------------           ------------           ------------           ------------


         21,185                 24,777                    836                  1,929                  2,250                      1
            314                  2,138                     52                    147                    167                     --
   ------------           ------------           ------------           ------------           ------------           ------------

         21,499                 26,915                    888                  2,076                  2,417                      1
   ------------           ------------           ------------           ------------           ------------           ------------

         14,123                 (5,330)                  (888)                (2,076)                   (14)                    (1)
   ------------           ------------           ------------           ------------           ------------           ------------



             --                     --                     --                     --                     --                     --
        (32,693)               (33,878)               (14,371)               (19,172)               (21,516)                     1
   ------------           ------------           ------------           ------------           ------------           ------------

        (32,693)               (33,878)               (14,371)               (19,172)               (21,516)                     1
   ------------           ------------           ------------           ------------           ------------           ------------


        645,978              1,098,109                 56,269                 94,792                 84,150                     95
   ------------           ------------           ------------           ------------           ------------           ------------



   $    627,408           $  1,058,901           $     41,010           $     73,544           $     62,620           $         95
   ============           ============           ============           ============           ============           ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                            TOTAL RETURN      PIONEER MID CAP       PUTNAM VT        PUTNAM VT
                                                            PORTFOLIO -          VALUE VCT          DISCOVERY      INTERNATIONAL
                                                           ADMINISTRATIVE       PORTFOLIO -       GROWTH FUND -    EQUITY FUND -
                                                                CLASS         CLASS II SHARES    CLASS IB SHARES  CLASS IB SHARES
                                                           --------------     ---------------    ---------------  ---------------
INVESTMENT INCOME:
  Dividends .........................................       $     24,079        $       149        $       --       $     1,249
                                                            ------------        -----------        ----------       -----------

EXPENSES:
  Insurance charges .................................              6,989                530               160             1,405
  Administrative charges ............................                197                  7                --                 4
                                                            ------------        -----------        ----------       -----------

    Total expenses ..................................              7,186                537               160             1,409
                                                            ------------        -----------        ----------       -----------

      Net investment income (loss) ..................             16,893               (388)             (160)             (160)
                                                            ------------        -----------        ----------       -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......................              8,676                 --                --                --
    Realized gain (loss) on sale of investments .....              2,070                780               324              (628)
                                                            ------------        -----------        ----------       -----------

      Realized gain (loss) ..........................             10,746                780               324              (628)
                                                            ------------        -----------        ----------       -----------

    Change in unrealized gain (loss)
      on investments ................................              4,602             23,420             5,512            51,097
                                                            ------------        -----------        ----------       -----------


  Net increase (decrease) in net assets
    resulting from operations .......................       $     32,241        $    23,812        $    5,676       $    50,309
                                                            ============        ===========        ==========       ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

PUTNAM VT SMALL CAP    SCUDDER VIT EAFE(R)     SCUDDER VIT SMALL         CONVERTIBLE
   VALUE FUND -        EQUITY INDEX FUND -     CAP INDEX FUND -          SECURITIES            EQUITY INCOME            LARGE CAP
 CLASS IB SHARES         CLASS A SHARES         CLASS A SHARES            PORTFOLIO              PORTFOLIO              PORTFOLIO
-------------------    -------------------     -----------------        ------------           -------------          ------------
   $        195           $     13,106           $      7,006           $      2,916           $      6,100           $        462
   ------------           ------------           ------------           ------------           ------------           ------------


            772                  2,559                  6,693                    514                  3,654                    707
             --                    226                    606                      4                     36                      4
   ------------           ------------           ------------           ------------           ------------           ------------

            772                  2,785                  7,299                    518                  3,690                    711
   ------------           ------------           ------------           ------------           ------------           ------------

           (577)                10,321                   (293)                 2,398                  2,410                   (249)
   ------------           ------------           ------------           ------------           ------------           ------------



             --                     --                     --                     --                     --                     --
          1,111                (18,158)                (7,716)                   574                 (4,220)                  (326)
   ------------           ------------           ------------           ------------           ------------           ------------

          1,111                (18,158)                (7,716)                   574                 (4,220)                  (326)
   ------------           ------------           ------------           ------------           ------------           ------------


         39,328                112,783                342,715                 11,433                124,071                 20,187
   ------------           ------------           ------------           ------------           ------------           ------------



   $     39,862           $    104,946           $    334,706           $     14,405           $    122,261           $     19,612
   ============           ============           ============           ============           ============           ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                                    ZERO COUPON
                                                             MFS MID CAP                        U.S. GOVERNMENT      BOND FUND
                                                                GROWTH          PIONEER FUND       SECURITIES       PORTFOLIO
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO        SERIES 2005
                                                            ------------        -----------        ----------       -----------
INVESTMENT INCOME:
  Dividends .........................................       $         --        $     4,152        $  195,096       $   115,749
                                                            ------------        -----------        ----------       -----------

EXPENSES:
  Insurance charges .................................              1,088              1,926            27,886            15,157
  Administrative charges ............................                  9                179             2,358               517
                                                            ------------        -----------        ----------       -----------

    Total expenses ..................................              1,097              2,105            30,244            15,674
                                                            ------------        -----------        ----------       -----------

      Net investment income (loss) ..................             (1,097)             2,047           164,852           100,075
                                                            ------------        -----------        ----------       -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......................                 --                 --            64,992            11,905
    Realized gain (loss) on sale of investments .....             (1,612)           (38,451)           45,257            19,663
                                                            ------------        -----------        ----------       -----------

      Realized gain (loss) ..........................             (1,612)           (38,451)          110,249            31,568
                                                            ------------        -----------        ----------       -----------

    Change in unrealized gain (loss)
      on investments ................................             42,368             91,176          (220,804)          (92,957)
                                                            ------------        -----------        ----------       -----------


  Net increase (decrease) in net assets
    resulting from operations .......................       $     39,659        $    54,772        $   54,297       $    38,686
                                                            ============        ===========        ==========       ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                                       SMITH BARNEY
    AIM CAPITAL                                     PIONEER              SMITH BARNEY          SMITH BARNEY           INTERNATIONAL
    APPRECIATION         MFS TOTAL RETURN       STRATEGIC INCOME      AGGRESSIVE GROWTH        HIGH INCOME            ALL CAP GROWTH
     PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO             PORTFOLIO               PORTFOLIO
   ------------           ------------           ------------           ------------           ------------           ------------
   $         --           $    126,317           $     45,736           $         --           $     75,583           $        232
   ------------           ------------           ------------           ------------           ------------           ------------


         20,191                 42,106                  3,012                  4,781                  6,896                    163
          2,216                  3,976                    174                     31                    564                     --
   ------------           ------------           ------------           ------------           ------------           ------------

         22,407                 46,082                  3,186                  4,812                  7,460                    163
   ------------           ------------           ------------           ------------           ------------           ------------

        (22,407)                80,235                 42,550                 (4,812)                68,123                     69
   ------------           ------------           ------------           ------------           ------------           ------------



             --                     --                     --                     --                     --                     --
       (188,084)               (14,009)                (1,498)                (2,099)               (20,171)                   (43)
   ------------           ------------           ------------           ------------           ------------           ------------

       (188,084)               (14,009)                (1,498)                (2,099)               (20,171)                   (43)
   ------------           ------------           ------------           ------------           ------------           ------------


        865,377                741,087                 24,659                179,277                151,646                  4,960
   ------------           ------------           ------------           ------------           ------------           ------------



   $    654,886           $    807,313           $     65,711           $    172,366           $    199,598           $      4,986
   ============           ============           ============           ============           ============           ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                            SMITH BARNEY        SMITH BARNEY       STRATEGIC      EMERGING GROWTH
                                                          LARGE CAP VALUE   LARGE CAPITALIZATION     EQUITY         PORTFOLIO -
                                                             PORTFOLIO        GROWTH PORTFOLIO     PORTFOLIO       CLASS I SHARES
                                                          ---------------   --------------------   ----------     ---------------
INVESTMENT INCOME:
  Dividends .........................................       $     29,019        $       249        $       --       $        --
                                                            ------------        -----------        ----------       -----------

EXPENSES:
  Insurance charges .................................             12,537              5,808            45,041               668
  Administrative charges ............................              1,149                337             4,840                --
                                                            ------------        -----------        ----------       -----------

    Total expenses ,,................................             13,686              6,145            49,881               668
                                                            ------------        -----------        ----------       -----------

      Net investment income (loss) ..................             15,333             (5,896)          (49,881)             (668)
                                                            ------------        -----------        ----------       -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......................                 --                 --                --                --
    Realized gain (loss) on sale of investments .....            (79,266)             8,528          (381,385)           (1,432)
                                                            ------------        -----------        ----------       -----------

      Realized gain (loss) ..........................            (79,266)             8,528          (381,385)           (1,432)
                                                            ------------        -----------        ----------       -----------

    Change in unrealized gain (loss)
      on investments ................................            459,138            282,082         2,020,511            21,459
                                                            ------------        -----------        ----------       -----------


  Net increase (decrease) in net assets
    resulting from operations .......................       $    395,205        $   284,714        $1,589,245       $    19,359
                                                            ============        ===========        ==========       ===========

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

  EQUITY - INCOME                                HIGH INCOME            ASSET MANAGER         CONTRAFUND(R)              MID CAP
   PORTFOLIO -          GROWTH PORTFOLIO -       PORTFOLIO -             PORTFOLIO -           PORTFOLIO -             PORTFOLIO -
  INITIAL CLASS           INITIAL CLASS         INITIAL CLASS           INITIAL CLASS         SERVICE CLASS          SERVICE CLASS 2
  ---------------       ------------------      -------------           -------------         -------------          -------------
   $    182,306           $     27,382           $    140,303           $    137,147           $        475           $         --
   ------------           ------------           ------------           ------------           ------------           ------------


         73,150                 72,726                 14,070                 25,035                  1,754                     11
          6,075                  5,815                  1,095                    926                     21                     --
   ------------           ------------           ------------           ------------           ------------           ------------

         79,225                 78,541                 15,165                 25,961                  1,775                     11
   ------------           ------------           ------------           ------------           ------------           ------------

        103,081                (51,159)               125,138                111,186                 (1,300)                   (11)
   ------------           ------------           ------------           ------------           ------------           ------------



             --                     --                     --                     --                     --                     --
       (134,165)              (590,445)              (169,169)              (103,541)                 1,701                     15
   ------------           ------------           ------------           ------------           ------------           ------------

       (134,165)              (590,445)              (169,169)              (103,541)                 1,701                     15
   ------------           ------------           ------------           ------------           ------------           ------------


      2,749,407              3,492,579                502,319                611,410                 58,005                    590
   ------------           ------------           ------------           ------------           ------------           ------------



   $  2,718,323           $  2,850,975           $    458,288           $    619,055           $     58,406           $        594
   ============           ============           ============           ============           ============           ============

               See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                       COMBINED
                                                     ------------
INVESTMENT INCOME:
  Dividends ...................................      $  1,833,075
                                                     ------------

EXPENSES:
  Insurance charges ...........................           804,735
  Administrative charges ......................            62,837
                                                     ------------

    Total expenses ............................           867,572
                                                     ------------

      Net investment income (loss) ............           965,503
                                                     ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................            85,573
    Realized gain (loss) on sale of investments        (3,082,612)
                                                     ------------

      Realized gain (loss) ....................        (2,997,039)
                                                     ------------

    Change in unrealized gain (loss)
      on investments ..........................        24,724,114
                                                     ------------


  Net increase (decrease) in net assets
    resulting from operations .................      $ 22,692,578
                                                     ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                           DREYFUS STOCK INDEX FUND -
                                             CAPITAL APPRECIATION FUND           INITIAL SHARES            HIGH YIELD BOND TRUST
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $    (66,894)  $     82,751   $     52,436   $     43,455   $      8,633   $     15,602
  Realized gain (loss) ...................      (380,205)      (750,095)      (272,185)      (615,407)            51           (335)
  Change in unrealized gain (loss)
    on investments .......................     2,423,684     (2,554,885)     2,229,176     (1,998,906)        22,347        (11,620)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........     1,976,585     (3,222,229)     2,009,427     (2,570,858)        31,031          3,647
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........     1,333,795      1,984,721      1,049,740      1,677,943          7,102          7,739
  Participant transfers from other
    funding options ......................       432,205        344,125        377,690        380,218          1,452         18,592
  Contract surrenders ....................    (1,312,167)    (1,460,419)    (1,075,532)    (1,310,266)       (13,134)        (9,705)
  Participant transfers to other
    funding options ......................      (704,973)    (1,710,727)      (645,835)    (1,157,937)          (720)        (2,377)
  Other payments to participants .........        (4,685)        (3,247)       (23,945)        (4,042)           (17)            --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...      (255,825)      (845,547)      (317,882)      (414,084)        (5,317)        14,249
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................     1,720,760     (4,067,776)     1,691,545     (2,984,942)        25,714         17,896


NET ASSETS:
    Beginning of year ....................     8,386,866     12,454,642      7,497,630     10,482,572        112,047         94,151
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $ 10,107,626   $  8,386,866   $  9,189,175   $  7,497,630   $    137,761   $    112,047
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                                         ALLIANCEBERNSTEIN PREMIER
                                                MANAGED ASSETS TRUST        MONEY MARKET PORTFOLIO      GROWTH PORTFOLIO -  CLASS B
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $     59,042   $    230,552   $     (6,164)  $     52,081   $       (837)  $       (477)
  Realized gain (loss) ...................       (81,971)      (827,105)            --             --         (1,951)        (1,901)
  Change in unrealized gain (loss)
    on investments .......................       620,990        (33,568)            --             --         24,284        (19,880)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........       598,061       (630,121)        (6,164)        52,081         21,496        (22,258)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........       382,162        950,076      6,328,484      6,560,326         43,984         81,215
  Participant transfers from other
    funding options ......................       212,908        170,066      1,831,549      3,548,466         38,638         25,585
  Contract surrenders ....................      (559,626)      (580,798)    (2,103,248)    (1,240,760)       (27,369)       (15,381)
  Participant transfers to other
    funding options ......................       (78,986)    (2,236,437)    (6,206,091)    (3,812,044)       (29,500)        (1,289)
  Other payments to participants .........        (8,777)          (858)           (15)          (188)            --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...       (52,319)    (1,697,951)      (149,321)     5,055,800         25,753         90,130
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................       545,742     (2,328,072)      (155,485)     5,107,881         47,249         67,872


NET ASSETS:
    Beginning of year ....................     2,883,990      5,212,062     12,665,392      7,557,511         82,355         14,483
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $  3,429,732   $  2,883,990   $ 12,509,907   $ 12,665,392   $    129,604   $     82,355
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

     GLOBAL GROWTH FUND -                  GROWTH FUND -                 GROWTH-INCOME FUND -
        CLASS 2 SHARES                    CLASS 2 SHARES                    CLASS 2 SHARES                   AYCO GROWTH FUND
------------------------------    ------------------------------    ------------------------------    -----------------------------
    2003             2002             2003             2002             2003             2002            2003             2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$        (539)   $         (72)   $      (3,186)   $      (1,465)   $       2,695    $       1,963    $      (130)   $           (2)
          658             (599)          (8,936)          (4,190)           1,556           (3,193)        10,134               (76)

       44,674           (5,483)         153,400          (41,467)         169,163          (47,385)         1,236            (1,236)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       44,793           (6,154)         141,278          (47,122)         173,414          (48,615)        11,240            (1,314)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       46,838           52,780          219,281          129,428          162,851          252,379          4,112            12,625

       49,631           33,735          349,615          248,133          292,084          160,474         31,603            33,046
      (21,590)          (9,170)         (98,166)         (47,433)         (78,018)         (37,148)        (3,689)           (2,274)

       (2,150)          (1,525)         (72,127)          (8,180)         (38,652)          (3,567)       (85,145)             (204)
           --               --               --               --               --               --             --                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       72,729           75,820          398,603          321,948          338,265          372,138        (53,119)           43,193
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

      117,522           69,666          539,881          274,826          511,679          323,523        (41,879)           41,879



       84,129           14,463          318,055           43,229          387,007           63,484         41,879                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$     201,651    $      84,129    $     857,936    $     318,055    $     898,686    $     387,007    $        --    $       41,879
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                              CITISTREET DIVERSIFIED        CITISTREET INTERNATIONAL     CITISTREET LARGE COMPANY
                                               BOND FUND - CLASS I            STOCK FUND - CLASS I         STOCK FUND - CLASS I
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $        532   $        655   $        115   $         12   $         11   $          4
  Realized gain (loss) ...................           263             72         (9,880)          (834)        (7,362)       (11,949)
  Change in unrealized gain (loss)
    on investments .......................           (26)           669         26,474        (18,123)        13,126          3,399
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........           769          1,396         16,709        (18,945)         5,775         (8,546)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........         1,390          1,558          7,752          9,012          1,212          3,710
  Participant transfers from other
    funding options ......................             6              8          8,191          3,681          6,426          1,268
  Contract surrenders ....................        (3,679)        (3,206)        (9,101)        (6,923)        (2,527)       (16,454)
  Participant transfers to other
    funding options ......................            (9)           (17)       (12,058)        (3,025)       (10,366)        (9,004)
  Other payments to participants .........            --             --             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...        (2,292)        (1,657)        (5,216)         2,745         (5,255)       (20,480)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................        (1,523)          (261)        11,493        (16,200)           520        (29,026)


NET ASSETS:
    Beginning of year ....................        17,158         17,419         64,179         80,379         26,396         55,422
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $     15,635   $     17,158   $     75,672   $     64,179   $     26,916   $     26,396
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

 CITISTREET SMALL COMPANY                                              DREYFUS VIF APPRECIATION       DREYFUS VIF DEVELOPING LEADERS
   STOCK FUND - CLASS I             EMERGING MARKETS PORTFOLIO        PORTFOLIO - INITIAL SHARES        PORTFOLIO - INITIAL SHARES
------------------------------    ------------------------------    ------------------------------    -----------------------------
    2003             2002             2003             2002             2003             2002            2003             2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$      (1,299)   $        (262)   $        (191)   $         (65)   $           1    $          --    $    (2,423)   $       (1,237)
      (15,150)         (12,509)             143             (133)              --               --         (5,888)           (3,330)

      114,876          (67,424)           9,385           (1,853)               1               --         93,906           (38,870)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       98,427          (80,195)           9,337           (2,051)               2               --         85,595           (43,437)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       22,748           21,611           12,784            8,354               62               --        109,219            93,860

       13,412            8,140            5,242            7,313               12               --        122,594           227,778
      (33,764)         (40,138)          (4,987)          (3,347)             (16)              --        (61,417)          (35,920)

      (14,789)          (9,806)          (2,203)             (91)             (12)              --        (28,944)           (6,030)
           --           (5,069)              --               --               --               --            (46)               --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      (12,393)         (25,262)          10,836           12,229               46               --        141,406           279,688
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

       86,034         (105,457)          20,173           10,178               48               --        227,001           236,251



      245,076          350,533           15,519            5,341               --               --        258,923            22,672
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$     331,110    $     245,076    $      35,692    $      15,519    $          48    $          --    $   485,924    $      258,923
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                             FRANKLIN SMALL CAP FUND -     MUTUAL SHARES SECURITIES     TEMPLETON FOREIGN SECURITIES
                                                   CLASS 2 SHARES           FUND - CLASS 2 SHARES          FUND - CLASS 2 SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $     (1,081)  $       (309)  $         --   $         --   $         (6)  $         --
  Realized gain (loss) ...................          (603)        (1,744)            --             --              1             --
  Change in unrealized gain (loss)
    on investments .......................        42,787        (13,435)             6             --            368             --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........        41,103        (15,488)             6             --            363             --
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........        45,002         31,926             19             --          2,491             --
  Participant transfers from other
    funding options ......................       118,532         63,283            365             --          3,990             --
  Contract surrenders ....................       (22,820)       (12,506)           (11)            --            (64)            --
  Participant transfers to other
    funding options ......................        (3,006)          (354)            --             --            (14)            --
  Other payments to participants .........            --             --             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...       137,708         82,349            373             --          6,403             --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................       178,811         66,861            379             --          6,766             --


NET ASSETS:
    Beginning of year ....................        84,271         17,410             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $    263,082   $     84,271   $        379   $         --   $      6,766   $         --
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

          TEMPLETON GLOBAL           TEMPLETON GLOBAL INCOME
      ASSET ALLOCATION FUND -           SECURITIES FUND -            TEMPLETON GROWTH SECURITIES              GOLDMAN SACHS
           CLASS 1 SHARES                 CLASS 1 SHARES                FUND - CLASS 1 SHARES              CAPITAL GROWTH FUND
------------------------------    ------------------------------    ------------------------------    -----------------------------
    2003             2002             2003             2002             2003             2002            2003             2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

$      74,290    $      46,052    $      59,231    $       1,634    $      79,820    $     159,113    $       (20)   $           --
      (88,356)        (204,115)          21,369            4,714         (446,276)        (129,099)            --                --

    1,042,624          (36,173)          81,742          110,532        2,909,495       (2,073,287)         1,566                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


    1,028,558         (194,236)         162,342          116,880        2,543,039       (2,043,273)         1,546                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      340,019          371,613          104,810           77,776          720,579          837,987             --                --

      138,522          130,244          140,975          185,357          412,406          632,780         69,990                --
     (526,271)        (537,053)        (121,035)        (120,151)      (1,099,927)      (1,065,321)           (41)               --

     (118,773)        (361,379)         (85,731)         (63,859)        (777,087)        (650,584)            --                --
       (4,709)              --               --           (8,083)          (9,809)            (443)            --                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


     (171,212)        (396,575)          39,019           71,040         (753,838)        (245,581)        69,949                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

      857,346         (590,811)         201,361          187,920        1,789,201       (2,288,854)        71,495                --



    3,392,775        3,983,586          714,354          526,434        8,560,093       10,848,947             --                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$   4,250,121    $   3,392,775    $     915,715    $     714,354    $  10,349,294    $   8,560,093    $    71,495    $           --
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                                             GLOBAL TECHNOLOGY
                                              EQUITY INDEX PORTFOLIO -         FUNDAMENTAL VALUE                PORTFOLIO -
                                                   CLASS I SHARES                  PORTFOLIO                   SERVICE SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $     14,123   $     36,519   $     (5,330)  $      6,802   $       (888)  $       (615)
  Realized gain (loss) ...................       (32,693)       (28,161)       (33,878)       (47,735)       (14,371)        (5,817)
  Change in unrealized gain (loss)
    on investments .......................       645,978       (645,831)     1,098,109       (704,928)        56,269        (34,663)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........       627,408       (637,473)     1,058,901       (745,861)        41,010        (41,095)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........       269,933        273,497        416,046        550,801         23,009         35,373
  Participant transfers from other
    funding options ......................       298,353        234,172        726,293        489,215         35,821         17,837
  Contract surrenders ....................      (298,637)      (234,355)      (330,110)      (326,041)       (12,275)        (8,601)
  Participant transfers to other
    funding options ......................       (78,073)       (12,653)      (254,399)      (382,952)       (33,868)        (2,253)
  Other payments to participants .........           (68)            --         (2,311)            --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...       191,508        260,661        555,519        331,023         12,687         42,356
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................       818,916       (376,812)     1,614,420       (414,838)        53,697          1,261


NET ASSETS:
    Beginning of year ....................     2,279,384      2,656,196      2,571,366      2,986,204         88,318         87,057
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $  3,098,300   $  2,279,384   $  4,185,786   $  2,571,366   $    142,015   $     88,318
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

  MID CAP GROWTH PORTFOLIO -             WORLDWIDE GROWTH                LAZARD RETIREMENT               TOTAL RETURN PORTFOLIO -
        SERVICE SHARES              PORTFOLIO - SERVICE SHARES           SMALL CAP PORTFOLIO               ADMINISTRATIVE CLASS
------------------------------    ------------------------------    ------------------------------    -----------------------------
    2003             2002             2003             2002             2003             2002            2003             2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$      (2,076)   $      (1,492)   $         (14)   $        (606)   $          (1)   $          --    $    16,893    $       11,132
      (19,172)         (17,858)         (21,516)         (38,469)               1               --         10,746             7,091

       94,792          (42,010)          84,150          (40,152)              95               --          4,602            12,876
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       73,544          (61,360)          62,620          (79,227)              95               --         32,241            31,099
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       42,313           60,670           96,300          118,801               --               --        292,335           350,693

      117,322           23,207           25,484           31,743            2,845               --        699,369           238,899
      (27,125)         (25,144)         (51,901)         (58,332)             (48)              --       (135,334)          (62,144)

      (38,360)         (11,321)         (35,072)         (68,327)              --               --        (95,589)          (28,566)
           --               --               --                7               --               --             --                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       94,150           47,412           34,811           23,892            2,797               --        760,781           498,882
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

      167,694          (13,948)          97,431          (55,335)           2,892               --        793,022           529,981



      182,327          196,275          244,769          300,104               --               --        609,585            79,604
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$     350,021    $     182,327    $     342,200    $     244,769    $       2,892    $          --    $ 1,402,607    $      609,585
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                                          PUTNAM VT INTERNATIONAL
                                             PIONEER MID CAP VALUE VCT     PUTNAM VT DISCOVERY GROWTH          EQUITY FUND -
                                            PORTFOLIO - CLASS II SHARES      FUND - CLASS IB SHARES           CLASS IB SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $       (388)  $        (63)  $       (160)  $        (42)  $       (160)  $       (157)
  Realized gain (loss) ...................           780             (8)           324           (287)          (628)        (1,331)
  Change in unrealized gain (loss)
    on investments .......................        23,420          1,174          5,512         (1,183)        51,097        (12,914)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........        23,812          1,103          5,676         (1,512)        50,309        (14,402)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........        36,369          5,527          8,594          9,802         81,231         82,995
  Participant transfers from other
    funding options ......................        52,465         37,284          5,494          5,640         99,442         69,550
  Contract surrenders ....................       (11,801)        (1,470)        (4,677)        (1,991)       (36,305)       (23,672)
  Participant transfers to other
    funding options ......................          (559)          (118)        (2,037)          (358)        (4,185)        (2,252)
  Other payments to participants .........            --             --             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...        76,474         41,223          7,374         13,093        140,183        126,621
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................       100,286         42,326         13,050         11,581        190,492        112,219


NET ASSETS:
    Beginning of year ....................        42,326             --         11,581             --        116,433          4,214
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $    142,612   $     42,326   $     24,631   $     11,581   $    306,925   $    116,433
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

     PUTNAM VT SMALL CAP            SCUDDER VIT EAFE(R) EQUITY          SCUDDER VIT SMALL CAP            CONVERTIBLE SECURITIES
 VALUE FUND - CLASS IB SHARES      INDEX FUND - CLASS A SHARES       INDEX FUND - CLASS A SHARES               PORTFOLIO
------------------------------    ------------------------------    ------------------------------    -----------------------------
    2003             2002             2003             2002             2003             2002            2003             2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$        (577)   $        (182)   $      10,321    $       1,644    $        (293)   $         353    $     2,398    $        2,573
        1,111             (804)         (18,158)          (8,121)          (7,716)         (28,182)           574              (907)

       39,328           (3,780)         112,783          (55,290)         342,715         (120,294)        11,433            (2,783)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       39,862           (4,766)         104,946          (61,767)         334,706         (148,123)        14,405            (1,117)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       42,802            4,382           30,882           37,416          176,609          193,170         40,637            20,478

      122,112           59,358          166,312           41,005          582,225          423,997         26,463            25,360
      (16,593)          (6,975)         (42,224)         (24,341)        (140,724)         (89,496)       (11,972)           (8,598)

      (24,179)            (184)         (53,213)         (13,292)        (131,212)        (125,223)        (4,832)           (1,234)
           --               --               --               --               --               --             --                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      124,142           56,581          101,757           40,788          486,898          402,448         50,296            36,006
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

      164,004           51,815          206,703          (20,979)         821,604          254,325         64,701            34,889



       51,815               --          237,022          258,001          569,776          315,451         41,178             6,289
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$     215,819    $      51,815    $     443,725    $     237,022    $   1,391,380    $     569,776    $   105,879    $       41,178
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                              EQUITY INCOME PORTFOLIO         LARGE CAP PORTFOLIO       MFS MID CAP GROWTH PORTFOLIO
                                            ---------------------------   ---------------------------   ----------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $      2,410   $      2,029   $       (249)  $         18   $     (1,097)  $       (484)
  Realized gain (loss) ...................        (4,220)        (5,562)          (326)        (2,705)        (1,612)        (8,906)
  Change in unrealized gain (loss)
    on investments .......................       124,071        (29,825)        20,187         (7,204)        42,368        (23,952)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........       122,261        (33,358)        19,612         (9,891)        39,659        (33,342)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........       168,966        190,313         41,618         52,626         78,853         71,888
  Participant transfers from other
    funding options ......................       273,482        164,556         28,408         26,129         27,459         36,820
  Contract surrenders ....................       (85,240)       (54,504)       (17,450)        (9,720)       (33,661)       (20,795)
  Participant transfers to other
    funding options ......................       (64,769)       (45,948)        (3,604)        (9,717)        (5,498)        (2,984)
  Other payments to participants .........            --             --             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...       292,439        254,417         48,972         59,318         67,153         84,929
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................       414,700        221,059         68,584         49,427        106,812         51,587


NET ASSETS:
    Beginning of year ....................       349,043        127,984         61,777         12,350         85,211         33,624
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $    763,743   $    349,043   $    130,361   $     61,777   $    192,023   $     85,211
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                         U.S. GOVERNMENT                 ZERO COUPON BOND FUND           AIM CAPITAL APPRECIATION
    PIONEER FUND PORTFOLIO             SECURITIES PORTFOLIO              PORTFOLIO SERIES 2005                  PORTFOLIO
------------------------------    ------------------------------    ------------------------------    -----------------------------
    2003             2002             2003             2002             2003             2002            2003             2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$       2,047    $      18,018    $     164,852    $     191,720    $     100,075    $     182,263    $   (22,407)   $      (24,119)
      (38,451)         (25,192)         110,249           62,222           31,568           52,811       (188,084)         (292,137)

       91,176          (98,244)        (220,804)          90,122          (92,957)         (13,919)       865,377          (487,862)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       54,772         (105,418)          54,297          344,064           38,686          221,155        654,886          (804,118)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       63,437           68,164          484,946          695,453           45,913           22,731        328,886           409,560

       21,038           18,873          980,491          964,684          206,327          137,277        198,646           136,028
      (45,177)         (37,961)        (473,436)        (302,887)         (65,633)        (123,736)      (362,854)         (430,443)

      (40,360)         (39,305)        (884,588)        (366,558)        (271,467)        (137,554)      (245,373)         (182,666)
           --               --               --          (14,679)              --               --            (90)                9
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


       (1,062)           9,771          107,413          976,013          (84,860)        (101,282)       (80,785)          (67,512)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

       53,710          (95,647)         161,710        1,320,077          (46,174)         119,873        574,101          (871,630)



      259,164          354,811        3,670,160        2,350,083        2,338,238        2,218,365      2,312,217         3,183,847
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$     312,874    $     259,164    $   3,831,870    $   3,670,160    $   2,292,064    $   2,338,238    $ 2,886,318    $    2,312,217
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                           PIONEER STRATEGIC INCOME             SMITH BARNEY
                                            MFS TOTAL RETURN PORTFOLIO            PORTFOLIO             AGGRESSIVE GROWTH PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $     80,235   $    263,299   $     42,550   $     56,560   $     (4,812)  $     (3,000)
  Realized gain (loss) ...................       (14,009)       163,351         (1,498)          (335)        (2,099)       (58,987)
  Change in unrealized gain (loss)
    on investments .......................       741,087       (600,603)        24,659        (45,893)       179,277        (83,751)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........       807,313       (173,953)        65,711         10,332        172,366       (145,738)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........       594,588        877,427         53,135         66,414        163,619        325,621
  Participant transfers from other
    funding options ......................       557,047      1,815,261        242,910        127,994        122,201        157,227
  Contract surrenders ....................      (493,630)      (517,318)       (45,893)       (19,975)       (89,103)       (64,600)
  Participant transfers to other
    funding options ......................      (359,725)      (231,650)       (35,847)        (1,491)       (20,569)      (182,266)
  Other payments to participants .........       (15,597)          (117)            --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...       282,683      1,943,603        214,305        172,942        176,148        235,982
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................     1,089,996      1,769,650        280,016        183,274        348,514         90,244


NET ASSETS:
    Beginning of year ....................     4,886,905      3,117,255        255,130         71,856        445,011        354,767
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $  5,976,901   $  4,886,905   $    535,146   $    255,130   $    793,525   $    445,011
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                                              SMITH BARNEY
        SMITH BARNEY                SMITH BARNEY INTERNATIONAL              SMITH BARNEY                  LARGE CAPITALIZATION
    HIGH INCOME PORTFOLIO            ALL CAP GROWTH PORTFOLIO         LARGE CAP VALUE PORTFOLIO             GROWTH PORTFOLIO
------------------------------    ------------------------------    ------------------------------    -----------------------------
    2003             2002             2003             2002             2003             2002            2003             2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$      68,123    $     154,290    $          69    $         110    $      15,333    $      53,172    $    (5,896)   $       (1,474)
      (20,171)         (36,278)             (43)            (203)         (79,266)         (63,375)         8,528           (15,949)

      151,646         (145,279)           4,960           (1,806)         459,138         (496,163)       282,082           (84,626)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      199,598          (27,267)           4,986           (1,899)         395,205         (506,366)       284,714          (102,049)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      125,089          135,371            6,631            9,622          269,799          267,157        120,965           153,705

      323,664           46,782            1,608            9,467          176,730          211,033      1,245,015           103,948
      (96,859)         (83,316)          (4,036)          (1,682)        (233,435)        (208,290)       (81,185)          (60,661)

     (106,619)         (49,202)             (81)            (160)        (148,007)         (91,089)      (579,987)          (51,118)
           --          (11,672)              --               --               --          (34,883)            --                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


      245,275           37,963            4,122           17,247           65,087          143,928        704,808           145,874
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

      444,873           10,696            9,108           15,348          460,292         (362,438)       989,522            43,825



      649,346          638,650           16,134              786        1,441,598        1,804,036        384,538           340,713
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$   1,094,219    $     649,346    $      25,242    $      16,134    $   1,901,890    $   1,441,598    $ 1,374,060    $      384,538
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                          EMERGING GROWTH PORTFOLIO -   EQUITY - INCOME PORTFOLIO -
                                            STRATEGIC EQUITY PORTFOLIO           CLASS I SHARES                INITIAL CLASS
                                            ---------------------------   ---------------------------   ---------------------------
                                                2003           2002           2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $    (49,881)  $    (15,341)  $       (668)  $       (294)  $    103,081   $     93,036
  Realized gain (loss) ...................      (381,385)      (490,554)        (1,432)        (2,182)      (134,165)        93,650
  Change in unrealized gain (loss)
    on investments .......................     2,020,511     (2,192,200)        21,459        (17,629)     2,749,407     (2,046,509)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations ..........     1,589,245     (2,698,095)        19,359        (20,105)     2,718,323     (1,859,823)
                                            ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ...........       762,951      1,129,192         28,648         29,369        891,523      1,016,159
  Participant transfers from other
    funding options ......................       270,750        176,910          8,425         45,629        607,239      1,123,965
  Contract surrenders ....................      (742,807)      (772,458)       (16,585)        (8,947)    (1,242,038)    (1,113,823)
  Participant transfers to other
    funding options ......................      (314,015)      (471,788)        (6,006)        (1,672)      (596,389)      (529,933)
  Other payments to participants .........        (1,563)       (40,501)            --             --        (10,611)        (2,178)
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...       (24,684)        21,355         14,482         64,379       (350,276)       494,190
                                            ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in
      net assets .........................     1,564,561     (2,676,740)        33,841         44,274      2,368,047     (1,365,633)


NET ASSETS:
    Beginning of year ....................     5,133,193      7,809,933         63,058         18,784      9,490,498     10,856,131
                                            ------------   ------------   ------------   ------------   ------------   ------------
    End of year ..........................  $  6,697,754   $  5,133,193   $     96,899   $     63,058   $ 11,858,545   $  9,490,498
                                            ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

       GROWTH PORTFOLIO -            HIGH INCOME PORTFOLIO -          ASSET MANAGER PORTFOLIO -         CONTRAFUND(R) PORTFOLIO -
         INITIAL CLASS                    INITIAL CLASS                     INITIAL CLASS                    SERVICE CLASS
------------------------------    ------------------------------    ------------------------------    -----------------------------
    2003             2002             2003             2002             2003             2002            2003             2002
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$     (51,159)   $     (57,454)   $     125,138    $     175,265    $     111,186    $     133,705    $    (1,300)   $         (327)
     (590,445)        (633,670)        (169,169)        (242,068)        (103,541)        (139,480)         1,701            (2,647)

    3,492,579       (3,504,401)         502,319          105,458          611,410         (400,961)        58,005            (5,762)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


    2,850,975       (4,195,525)         458,288           38,655          619,055         (406,736)        58,406            (8,736)
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


    1,200,041        1,542,501          225,923          263,756          366,784          415,388         66,818            68,490

      458,626          291,158          217,874           58,833          176,920           94,144        281,806            67,657
   (1,550,719)      (1,444,946)        (386,055)        (293,224)        (627,668)        (524,114)       (41,811)          (16,318)

     (706,731)        (821,612)        (134,487)        (151,071)        (208,055)        (406,257)        (4,099)          (36,211)
       (3,753)          (7,155)          (2,060)          (1,497)          (7,569)              --             --                --
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------


     (602,536)        (440,054)         (78,805)        (123,203)        (299,588)        (420,839)       302,714            83,618
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------

    2,248,439       (4,635,579)         379,483          (84,548)         319,467         (827,575)       361,120            74,882



    9,239,875       13,875,454        1,718,707        1,803,255        3,644,156        4,471,731        116,234            41,352
-------------    -------------    -------------    -------------    -------------    -------------    -----------    --------------
$  11,488,314    $   9,239,875    $   2,098,190    $   1,718,707    $   3,963,623    $   3,644,156    $   477,354    $      116,234
=============    =============    =============    =============    =============    =============    ===========    ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                MID CAP PORTFOLIO -
                                                  SERVICE CLASS 2                  COMBINED
                                            ---------------------------   ---------------------------
                                                2003           2002           2003           2002
                                            ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss) ...........  $        (11)  $        --    $  965,503   $   1,906,843
  Realized gain (loss) ...................            15            --    (2,997,039)     (4,380,613)
  Change in unrealized gain (loss)
    on investments .......................           590            --    24,724,114     (18,589,782)
                                            ------------   -----------  ------------   -------------

    Net increase (decrease) in net assets
      resulting from operations ..........           594            --    22,692,578     (21,063,552)
                                            ------------   -----------  ------------   -------------

UNIT TRANSACTIONS:
  Participant premium payments ...........           475            --    18,593,104      22,721,151
  Participant transfers from other
    funding options ......................         8,288            --    14,052,992      13,733,934
  Contract surrenders ....................          (372)           --   (15,033,572)    (13,535,251)
  Participant transfers to other
    funding options ......................           (71)           --   (14,409,096)    (14,497,421)
  Other payments to participants .........            --            --       (95,625)       (134,596)
                                            ------------   -----------  ------------   -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ...         8,320            --     3,107,803       8,287,817
                                            ------------   -----------  ------------   -------------

    Net increase (decrease) in
      net assets .........................         8,914            --    25,800,381     (12,775,735)


NET ASSETS:
    Beginning of year ....................            --            --    99,444,167     112,219,902
                                            ------------   -----------  ------------   -------------
    End of year ..........................  $      8,914   $        --  $125,244,548   $  99,444,167
                                            ============   ===========  ============   =============

                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

   The Travelers Fund UL for Variable Life Insurance ("Fund UL") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable life insurance contracts issued by The Company. Fund UL is registered under the Investment Company Act of 1940, as amended, as a unit investment  trust.  The  Company  interest  in the net  assets of Fund UL was
   $1,643,059  at  December  31,  2003.  Fund  UL is  comprised  of the  InVest,
   Travelers MarketLife, Travelers Variable Survivorship Life Insurance, Travelers Variable Survivorship Life II, Travelers Variable Life Accumulator, Travelers Variable Life Accumulator - Series 2, and Travelers Variable Life products.

   Participant premium payments applied to Fund UL are invested in one or more sub-accounts in accordance with the selection made by the owner. As of December 31, 2003, the investments comprising Fund UL were:

   Capital Appreciation Fund, Massachusetts business trust, Affiliate of
   The Company
   Dreyfus Stock Index Fund - Initial Shares (Formerly Dreyfus Stock Index Fund) Maryland business trust
   High Yield Bond Trust, Massachusetts business trust, Affiliate of The Company Managed Assets Trust, Massachusetts business trust, Affiliate of The Company Money Market Portfolio, Massachusetts business trust, Affiliate of
   The Company
   AllianceBernstein Variable Product Series Fund, Inc. (Formerly Alliance Variable Product Series Fund, Inc.), Maryland business trust
     AllianceBernstein Premier Growth Portfolio - Class B (Formerly Premier Growth Portfolio - Class B)
   American Funds Insurance Series, Massachusetts business trust
     Global Growth Fund - Class 2 Shares
     Growth Fund - Class 2 Shares
     Growth-Income Fund - Class 2 Shares
   CitiStreet Funds, Inc., Massachusetts business trust, Affiliate of
   The Company
     CitiStreet Diversified Bond Fund - Class I
     CitiStreet International Stock Fund - Class I
     CitiStreet Large Company Stock Fund - Class I
     CitiStreet Small Company Stock Fund - Class I
   Credit Suisse Trust, Massachusetts business trust
     Emerging Markets Portfolio
   Dreyfus Variable Investment Fund, Maryland business trust
     Dreyfus  VIF   Appreciation   Portfolio  -  Initial  Shares (Formerly
     Appreciation Portfolio - Initial Shares)
     Dreyfus VIF Developing Leaders Portfolio  - Initial  Shares (Formerly
     Small Cap  Portfolio - Initial Shares)
   Franklin Templeton Variable Insurance Products Trust, Massachusetts business trust
     Franklin Small Cap Fund - Class 2 Shares
     Mutual Shares Securities Fund - Class 2 Shares
     Templeton  Foreign  Securities Fund - Class 2 Shares
     Templeton Global Asset Allocation Fund - Class 1 Shares
     Templeton  Global  Income  Securities  Fund - Class 1 Shares
     Templeton Growth Securities Fund - Class 1 Shares
   Goldman Sachs Variable Insurance Trust, Delaware business trust
     Goldman Sachs Capital Growth Fund
  Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
   The Company
     Equity Index Portfolio - Class I Shares
     Fundamental Value Portfolio
   Janus Aspen Series, Delaware business trust
     Global Technology Portfolio - Service Shares
     Mid Cap Growth Portfolio - Service Shares (Formerly Aggressive Growth Portfolio - Service Shares)
     Worldwide Growth Portfolio - Service Shares
   Lazard Retirement Series, Inc., Massachusetts business trust
     Lazard Retirement Small Cap Portfolio
   PIMCO Variable Insurance Trust, Massachusetts business trust
     Total Return Portfolio - Administrative Class
   Pioneer Variable Contracts Trust, Massachusetts business trust
     Pioneer Mid Cap Value VCT Portfolio - Class II Shares

   Putnam Variable Trust, Massachusetts business trust
     Putnam VT Discovery Growth Fund - Class IB Shares (Formerly Putnam VT Voyager II Fund - Class IB Shares)
     Putnam VT International Equity Fund - Class IB Shares (Formerly Putnam VT International Growth Fund - Class IB Shares)
     Putnam VT Small Cap Value Fund - Class IB Shares
   Scudder Investment VIT Funds (Formerly Deutsche Asset Management VIT
   Funds), Massachusetts business trust
     Scudder VIT EAFE(R) Equity Index Fund - Class A Shares
     Scudder VIT Small Cap Index Fund - Class A Shares
   The Travelers Series Trust, Massachusetts business trust, Affiliate of
     The Company
     Convertible Securities Portfolio
     Equity Income Portfolio
     Large Cap Portfolio
     MFS Mid Cap Growth Portfolio
     Pioneer Fund Portfolio (Formerly Utilities Portfolio)
     U.S. Government Securities Portfolio
     Zero Coupon Bond Fund Portfolio Series 2005
  Travelers Series Fund Inc., Maryland business trust, Affiliate of
  The Company
     AIM Capital Appreciation Portfolio
     MFS Total Return Portfolio
     Pioneer Strategic Income Portfolio (Formerly Putnam Diversified Income Portfolio)
     Smith Barney Aggressive Growth Portfolio
     Smith Barney High Income Portfolio
     Smith Barney International All Cap Growth Portfolio
     Smith Barney Large Cap Value Portfolio
     Smith Barney Large Capitalization Growth Portfolio
     Strategic Equity Portfolio (Formerly Alliance Growth Portfolio)
   Van Kampen Life Investment Trust, Delaware business trust
     Comstock Portfolio - Class II Shares *
     Emerging Growth Portfolio - Class I Shares
   Variable Insurance Products Fund, Massachusetts business trust, Affiliate of The Company
     Equity - Income Portfolio - Initial Class
     Growth Portfolio - Initial Class
     High Income Portfolio - Initial Class
   Variable Insurance Products Fund II, Massachusetts business trust
     Asset Manager Portfolio - Initial Class
     Contrafund(R) Portfolio - Service Class
   Variable Insurance Products Fund III, Massachusetts business trust
     Mid Cap Portfolio - Service Class 2

   * No assets for the period

Not all funds may be available in all states or to all contract owners.

Effective December 19, 2003, The Ayco Growth Fund of the Ayco Series Trust was merged into the Goldman Sachs Capital Growth Fund of the Goldman Sachs Variable Insurance Trust. At the effective date, Fund UL held 8,297 shares of Ayco Growth Fund having a market value of $69,965 which were exchanged for 7,459 shares of Capital Growth Fund in equal value.

    The following is a summary of significant accounting policies consistently followed by Fund UL in the preparation of its financial statements.

    SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date.

    FEDERAL INCOME TAXES. The operations of Fund UL form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL. Fund UL is not taxed as a "regulated investment company" under Subchapter M of the Code.

    FINANCIAL HIGHLIGHTS. In 2001, Fund UL adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide ("AICPA Guide") for Investment Companies. The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

    OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments were $24,804,481 and $20,639,573, respectively, for the year ended December 31, 2003. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $132,677,032 at December 31, 2003. Gross unrealized appreciation for all investments at December 31, 2003 was $2,959,708. Gross unrealized depreciation for all investments at December 31, 2003 was $10,381,906.

3.  CONTRACT CHARGES

    The asset based charges listed below are deducted, as appropriate, each business day, and are assessed through the calculation of unit values;

    - Mortality and Expense Risks assumed by The Company (M&E)
    - Administrative fees paid for administrative expenses (ADM)

    Below is a table displaying current separate account charges with their associated products offered in this Separate Account for each funding option.

-----------------------------------------------------------------------------------------------------------------------------------
FUND   UL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Asset-based Charges
                                                                                                 ----------------------------------
    Separate Account Charge (1)                                                                                          Total
     (as identified in Note 4)       Product                                                      M&E (3)  ADM (3)      Charge
-----------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 0.20%        Travelers Variable Life (Applies to the policy years 16
                                     and greater)                                                  0.20%                 0.20%
                                     Travelers Variable Life Accumulator (Applies to the
                                     policy years 16 and greater)                                  0.20%                 0.20%

Separate Account Charge 0.25%        Travelers MarketLife (Applies to policies issued on or
                                     after 5/1/1998 and in policy years 16 and greater)            0.25%                 0.25%

Separate Account Charge 0.35%        Travelers Variable Survivorship Life  (Applies
                                     to the policy years 16 and greater)                           0.35%                 0.35%
                                     Travelers Variable Survivorship Life  II
                                     (Applies to the policy years 16 and greater)                  0.35%                 0.35%

Separate Account Charge 0.40%        Travelers Variable Life Accumulator - Series 2
                                     (Applies to policy years 6-15)  (2)                           0.40%                 0.40%

Separate Account Charge 0.45%        Travelers MarketLife (Applies to policies issued
                                     on or after 7/12/1995 and prior to 5/1/1998 and
                                     in policy years 16 and greater)                               0.45%                 0.45%

Separate Account Charge 0.60%        Invest                                                        0.60%                 0.60%
                                     Travelers MarketLife (Applies to policies issued
                                     prior to 7/12/1995)                                           0.60%                 0.60%

Separate Account Charge 0.65%        Travelers Variable Life Accumulator (Applies to
                                     policies for the first 15 policy years)                       0.65%                 0.65%
                                     Travelers Variable Life Accumulator - Series 2
                                     (Applies to policy years 1-5)  (2)                            0.65%                 0.65%

Separate Account Charge 0.85%        Travelers Variable Life (Applies to the policies
                                     in the first 15 years)                                        0.85%                 0.85%

Separate Account Charge 0.90%        Travelers MarketLife (Applies to policies issued on
                                     or after 7/12/1995 for the first 15 policy years)             0.80%    0.10%        0.90%
                                     Travelers Variable Survivorship Life  (Applies
                                     to the policies in the first 15 years)                        0.80%    0.10%        0.90%
                                     Travelers Variable Survivorship Life II (Applies
                                     to the policies in the first 15 years)                        0.80%    0.10%        0.90%

-----------------------------------------------------------------------------------------------------------------------------------

(1) Certain accumulation and annuity unit values displayed in Note 4 may not be available through certain  sub-accounts.  If a unit value has no assets and units across all sub-accounts within the Separate Account, it will not be displayed in Note 4.

(2) Travelers Variable Life Accumulator - Series 2 has a 0.00% charge in policy years 16 and greater

(3) The Invest product has a guarantee that the M&E and the ADM charges will not exceed 0.80% and 0.10% respectively for all policy years. The Travelers Variable Life Accumulator - Series 2 product has a guarantee that the M&E charge will not exceed 0.65% for the first 15 policy years and will not exceed 0.20% in policy years 16 and greater.

-----------------------------------------------------------------------------------------------------------------------------------

The Company receives contingent surrender charges on full or partial contract surrenders. Such charges are assessed through the redemption of units by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus).

The Company received $433,989 and $263,853 in satisfaction of such contingent surrender charges for the years ended December 31, 2003 and 2002, respectively. These charges are assessed through the redemption of units and are included in contract surrenders on the Statement of Changes in Net Assets.

For a full explanation of product charges and associated product features and benefits please refer to your product prospectus.

4.  NET CONTRACT OWNERS' EQUITY

                                                          DECEMBER 31, 2003
                                                   -----------------------------

                                                               UNIT
                                                     UNITS     VALUE  NET ASSETS
                                                   ---------  ------  ----------
Capital Appreciation Fund
   Separate Account Charges 0.60% ...............    919,097  $3.506  $3,222,348
   Separate Account Charges 0.65% ...............    233,712   0.527     123,114
   Separate Account Charges 0.85% ...............    259,672   0.523     135,828
   Separate Account Charges 0.90% ...............  1,938,378   3.419   6,626,336

Dreyfus Stock Index Fund - Intial Shares
   Separate Account Charges 0.60% ...............    560,730   2.609   1,462,849
   Separate Account Charges 0.65% ...............    194,840   0.780     151,956
   Separate Account Charges 0.85% ...............    104,117   0.774      80,632
   Separate Account Charges 0.90% ...............  2,945,931   2.544   7,493,738

High Yield Bond Trust
   Separate Account Charges 0.60% ...............     34,164   4.032     137,761
   Separate Account Charges 0.65% ...............         --   1.120          --
   Separate Account Charges 0.85% ...............         --   1.118          --
   Separate Account Charges 0.90% ...............         --   1.118          --

Managed Assets Trust
   Separate Account Charges 0.60% ...............    537,370   3.748   2,014,115
   Separate Account Charges 0.65% ...............     10,347   0.994      10,286
   Separate Account Charges 0.85% ...............    166,715   0.987     164,571
   Separate Account Charges 0.90% ...............    339,508   3.655   1,240,760

Money Market Portfolio
   Separate Account Charges 0.60% ...............    870,092   1.858   1,616,837
   Separate Account Charges 0.65% ...............  1,204,777   1.070   1,289,744
   Separate Account Charges 0.85% ...............  2,828,065   1.063   3,006,287
   Separate Account Charges 0.90% ...............  3,640,975   1.812   6,597,039

AllianceBernstein Variable Product
 Series Fund, Inc.
 AllianceBernstein Premier Growth
 Portfolio - Class B
   Separate Account Charges 0.60% ...............         --   1.111          --
   Separate Account Charges 0.65% ...............     36,248   0.736      26,667
   Separate Account Charges 0.85% ...............    140,671   0.732     102,937
   Separate Account Charges 0.90% ...............         --   0.745          --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares
   Separate Account Charges 0.60% ...............         --   1.214          --
   Separate Account Charges 0.65% ...............     42,838   1.014      43,446
   Separate Account Charges 0.85% ...............    111,076   1.009     112,048
   Separate Account Charges 0.90% ...............     45,382   1.017      46,157
   Growth Fund - Class 2 Shares
   Separate Account Charges 0.60% ...............         --   1.158          --
   Separate Account Charges 0.65% ...............    157,148   0.888     139,558
   Separate Account Charges 0.85% ...............    635,815   0.883     561,631
   Separate Account Charges 0.90% ...............    176,418   0.888     156,747

                                                          DECEMBER 31, 2003
                                                   -----------------------------

                                                               UNIT
                                                     UNITS     VALUE  NET ASSETS
                                                   ---------  ------  ----------
American Funds Insurance Series (continued)
  Growth-Income Fund - Class 2 Shares
    Separate Account Charges 0.60% ..............         --  $1.165  $       --
    Separate Account Charges 0.65% ..............     96,138   1.046     100,548
    Separate Account Charges 0.85% ..............    467,314   1.040     486,141
    Separate Account Charges 0.90% ..............    305,577   1.021     311,997

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund - Class I
    Separate Account Charges 0.60% ..............      8,101   1.930      15,635
    Separate Account Charges 0.65% ..............         --   0.997          --
    Separate Account Charges 0.85% ..............         --   0.996          --
    Separate Account Charges 0.90% ..............         --   0.995          --
  CitiStreet International Stock Fund - Class I
    Separate Account Charges 0.60% ..............     50,123   1.510      75,672
    Separate Account Charges 0.65% ..............         --   1.198          --
    Separate Account Charges 0.85% ..............         --   1.196          --
    Separate Account Charges 0.90% ..............         --   1.196          --
  CitiStreet Large Company Stock Fund - Class I
    Separate Account Charges 0.60% ..............     15,412   1.747      26,916
    Separate Account Charges 0.65% ..............         --   1.140          --
    Separate Account Charges 0.85% ..............         --   1.138          --
    Separate Account Charges 0.90% ..............         --   1.138          --
  CitiStreet Small Company Stock Fund - Class I
    Separate Account Charges 0.60% ..............    154,432   2.144     331,110
    Separate Account Charges 0.65% ..............         --   1.239          --
    Separate Account Charges 0.85% ..............         --   1.238          --
    Separate Account Charges 0.90% ..............         --   1.237          --

Credit Suisse Trust
  Emerging Markets Portfolio
    Separate Account Charges 0.60% ..............         --   1.329          --
    Separate Account Charges 0.65% ..............      5,629   1.114       6,269
    Separate Account Charges 0.85% ..............     25,541   1.108      28,293
    Separate Account Charges 0.90% ..............      1,039   1.088       1,130

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation
  Portfolio - Initial Shares
    Separate Account Charges 0.60% ..............         --   1.179          --
    Separate Account Charges 0.65% ..............         41   1.179          48
    Separate Account Charges 0.85% ..............         --   1.177          --
    Separate Account Charges 0.90% ..............         --   1.177          --
  Dreyfus VIF Developing Leaders
  Portfolio - Initial Shares
    Separate Account Charges 0.60% ..............         --   1.200          --
    Separate Account Charges 0.65% ..............    103,197   1.024     105,712
    Separate Account Charges 0.85% ..............    297,199   1.019     302,826
    Separate Account Charges 0.90% ..............     76,208   1.015      77,386

                                                          DECEMBER 31, 2003
                                                   -----------------------------

                                                               UNIT
                                                     UNITS     VALUE  NET ASSETS
                                                   ---------  ------  ----------
Franklin Templeton Variable Insurance Products Trust
  Franklin Small Cap Fund - Class 2 Shares
    Separate Account Charges 0.60% ..............         --  $1.213  $       --
    Separate Account Charges 0.65% ..............     26,984   0.911      24,593
    Separate Account Charges 0.85% ..............    168,609   0.907     152,852
    Separate Account Charges 0.90% ..............     95,392   0.898      85,637
  Mutual Shares Securities Fund - Class 2 Shares
    Separate Account Charges 0.60% ..............         --   1.215          --
    Separate Account Charges 0.65% ..............         --   1.215          --
    Separate Account Charges 0.85% ..............        313   1.213         379
    Separate Account Charges 0.90% ..............         --   1.213          --
  Templeton Foreign Securities Fund -
  Class 2 Shares
    Separate Account Charges 0.60% ..............         --   1.347          --
    Separate Account Charges 0.65% ..............        406   1.346         547
    Separate Account Charges 0.85% ..............      4,625   1.345       6,219
    Separate Account Charges 0.90% ..............         --   1.344          --
  Templeton Global Asset Allocation Fund -
  Class 1 Shares
    Separate Account Charges 0.60% ..............  1,020,750   2.265   2,312,388
    Separate Account Charges 0.65% ..............         --   1.167          --
    Separate Account Charges 0.85% ..............         --   1.166          --
    Separate Account Charges 0.90% ..............    877,245   2.209   1,937,733
  Templeton Global Income Securities Fund -
  Class 1 Shares
    Separate Account Charges 0.60% ..............    154,085   1.867     287,643
    Separate Account Charges 0.65% ..............         --   1.049          --
    Separate Account Charges 0.85% ..............         --   1.047          --
    Separate Account Charges 0.90% ..............    345,048   1.820     628,072
  Templeton Growth Securities Fund -
  Class 1 Shares
    Separate Account Charges 0.60% ..............  1,915,096   2.349   4,499,606
    Separate Account Charges 0.65% ..............        585   1.091         639
    Separate Account Charges 0.85% ..............     14,207   1.084      15,394
    Separate Account Charges 0.90% ..............  2,546,390   2.291   5,833,655

Goldman Sachs Variable Insurance Trust
  Goldman Sachs Capital Growth Fund
    Separate Account Charges 0.60% ..............         --   1.022          --
    Separate Account Charges 0.65% ..............         --   1.022          --
    Separate Account Charges 0.85% ..............     69,948   1.022      71,495
    Separate Account Charges 0.90% ..............         --   1.022          --

Greenwich Street Series Fund
  Equity Index Portfolio - Class I Shares
    Separate Account Charges 0.60% ..............     27,916   0.861      24,042
    Separate Account Charges 0.65% ..............    111,562   0.782      87,245
    Separate Account Charges 0.85% ..............  3,173,514   0.777   2,464,404
    Separate Account Charges 0.90% ..............    614,935   0.850     522,609
  Fundamental Value Portfolio
    Separate Account Charges 0.60% ..............    242,253   2.305     558,474
    Separate Account Charges 0.65% ..............    181,801   1.140     207,265
    Separate Account Charges 0.85% ..............    648,694   1.132     734,365
    Separate Account Charges 0.90% ..............  1,193,781   2.250   2,685,682

                                                          DECEMBER 31, 2003
                                                   -----------------------------

                                                               UNIT
                                                     UNITS     VALUE  NET ASSETS
                                                   ---------  ------  ----------
Janus Aspen Series
  Global Technology Portfolio - Service Shares
    Separate Account Charges 0.60% ..............     56,156  $0.359  $   20,177
    Separate Account Charges 0.65% ..............      7,368   0.355       2,613
    Separate Account Charges 0.85% ..............    132,223   0.352      46,553
    Separate Account Charges 0.90% ..............    204,310   0.356      72,672
  Mid Cap Growth Portfolio - Service Shares
    Separate Account Charges 0.60% ..............    100,869   0.389      39,242
    Separate Account Charges 0.65% ..............     39,594   0.381      15,102
    Separate Account Charges 0.85% ..............    242,022   0.379      91,669
    Separate Account Charges 0.90% ..............    529,742   0.385     204,008
  Worldwide Growth Portfolio - Service Shares
    Separate Account Charges 0.60% ..............      6,445   0.560       3,608
    Separate Account Charges 0.65% ..............     39,731   0.572      22,710
    Separate Account Charges 0.85% ..............    221,674   0.568     125,818
    Separate Account Charges 0.90% ..............    342,974   0.554     190,064

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio
    Separate Account Charges 0.60% ..............         --   1.343          --
    Separate Account Charges 0.65% ..............      2,154   1.342       2,892
    Separate Account Charges 0.85% ..............         --   1.341          --
    Separate Account Charges 0.90% ..............         --   1.340          --

PIMCO Variable Insurance Trust
  Total Return Portfolio - Administrative Class
    Separate Account Charges 0.60% ..............         --   0.996          --
    Separate Account Charges 0.65% ..............    139,041   1.199     166,721
    Separate Account Charges 0.85% ..............    636,522   1.193     759,171
    Separate Account Charges 0.90% ..............    405,185   1.176     476,715

Pioneer Variable Contracts Trust
  Pioneer Mid Cap Value VCT Portfolio -
  Class II Shares
    Separate Account Charges 0.60% ..............         --   1.139          --
    Separate Account Charges 0.65% ..............     50,158   1.138      57,062
    Separate Account Charges 0.85% ..............     59,317   1.134      67,241
    Separate Account Charges 0.90% ..............     16,166   1.133      18,309

Putnam Variable Trust
  Putnam VT Discovery Growth Fund -
  Class IB Shares
    Separate Account Charges 0.60% ..............         --   1.148          --
    Separate Account Charges 0.65% ..............      2,201   0.757       1,665
    Separate Account Charges 0.85% ..............     30,510   0.753      22,966
    Separate Account Charges 0.90% ..............         --   0.746          --
  Putnam VT International Equity Fund -
  Class IB Shares
    Separate Account Charges 0.60% ..............         --   1.184          --
    Separate Account Charges 0.65% ..............     54,682   0.906      49,569
    Separate Account Charges 0.85% ..............    228,080   0.902     205,646
    Separate Account Charges 0.90% ..............     55,222   0.936      51,710

                                                          DECEMBER 31, 2003
                                                   -----------------------------

                                                               UNIT
                                                     UNITS     VALUE  NET ASSETS
                                                   ---------  ------  ----------
Putnam Variable Trust (continued)
  Putnam VT Small Cap Value Fund -
  Class IB Shares
    Separate Account Charges 0.60% ..............         --  $1.125  $       --
    Separate Account Charges 0.65% ..............     10,671   1.124      11,998
    Separate Account Charges 0.85% ..............    140,113   1.120     156,976
    Separate Account Charges 0.90% ..............     41,850   1.119      46,845

Scudder Investment VIT Funds
  Scudder VIT EAFE(R) Equity Index Fund -
  Class A Shares
    Separate Account Charges 0.60% ..............     77,182   0.728      56,223
    Separate Account Charges 0.65% ..............     46,708   0.685      31,984
    Separate Account Charges 0.85% ..............    100,093   0.680      68,060
    Separate Account Charges 0.90% ..............    399,750   0.719     287,458
  Scudder VIT Small Cap Index Fund -
  Class A Shares
    Separate Account Charges 0.60% ..............    168,766   1.265     213,462
    Separate Account Charges 0.65% ..............     42,139   1.092      46,004
    Separate Account Charges 0.85% ..............    142,272   1.084     154,234
    Separate Account Charges 0.90% ..............    783,294   1.248     977,680

The Travelers Series Trust
  Convertible Securities Portfolio
    Separate Account Charges 0.60% ..............         --   1.088          --
    Separate Account Charges 0.65% ..............     34,557   1.105      38,191
    Separate Account Charges 0.85% ..............     59,418   1.099      65,318
    Separate Account Charges 0.90% ..............      2,141   1.107       2,370
  Equity Income Portfolio
    Separate Account Charges 0.60% ..............         --   1.147          --
    Separate Account Charges 0.65% ..............    151,614   1.060     160,759
    Separate Account Charges 0.85% ..............    426,328   1.055     449,636
    Separate Account Charges 0.90% ..............    147,005   1.043     153,348
  Large Cap Portfolio
    Separate Account Charges 0.60% ..............         --   1.136          --
    Separate Account Charges 0.65% ..............     36,123   0.842      30,403
    Separate Account Charges 0.85% ..............    113,151   0.837      94,726
    Separate Account Charges 0.90% ..............      6,259   0.836       5,232
  MFS Mid Cap Growth Portfolio
    Separate Account Charges 0.60% ..............         --   1.164          --
    Separate Account Charges 0.65% ..............     56,856   0.546      31,062
    Separate Account Charges 0.85% ..............    262,239   0.543     142,504
    Separate Account Charges 0.90% ..............     33,764   0.547      18,457
  Pioneer Fund Portfolio
    Separate Account Charges 0.60% ..............     55,690   1.599      89,031
    Separate Account Charges 0.65% ..............         --   1.199          --
    Separate Account Charges 0.85% ..............         --   1.197          --
    Separate Account Charges 0.90% ..............    143,597   1.559     223,843
  U.S. Government Securities Portfolio
    Separate Account Charges 0.60% ..............    302,831   1.873     567,226
    Separate Account Charges 0.65% ..............    181,802   1.322     240,391
    Separate Account Charges 0.85% ..............    314,590   1.313     413,064
    Separate Account Charges 0.90% ..............  1,429,741   1.826   2,611,189

                                                          DECEMBER 31, 2003
                                                   -----------------------------

                                                               UNIT
                                                     UNITS     VALUE  NET ASSETS
                                                   ---------  ------  ----------
The Travelers Series Trust (continued)
  Zero Coupon Bond Fund Portfolio Series 2005
    Separate Account Charges 0.60% ..............  1,073,124  $1.643  $1,763,244
    Separate Account Charges 0.65% ..............         --   1.286          --
    Separate Account Charges 0.85% ..............     16,187   1.277      20,666
    Separate Account Charges 0.90% ..............    316,990   1.603     508,154

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Separate Account Charges 0.60% ..............    212,610   1.288     273,935
    Separate Account Charges 0.65% ..............     35,424   0.601      21,295
    Separate Account Charges 0.85% ..............    270,188   0.597     161,280
    Separate Account Charges 0.90% ..............  1,930,838   1.258   2,429,808
  MFS Total Return Portfolio
    Separate Account Charges 0.60% ..............    237,488   2.122     503,929
    Separate Account Charges 0.65% ..............    249,723   1.221     304,922
    Separate Account Charges 0.85% ..............    710,221   1.212     861,123
    Separate Account Charges 0.90% ..............  2,081,120   2.069   4,306,927
  Pioneer Strategic Income Portfolio
    Separate Account Charges 0.60% ..............    112,869   1.297     146,406
    Separate Account Charges 0.65% ..............      9,324   1.279      11,925
    Separate Account Charges 0.85% ..............     91,258   1.270     115,897
    Separate Account Charges 0.90% ..............    203,629   1.281     260,918
  Smith Barney Aggressive Growth Portfolio
    Separate Account Charges 0.60% ..............         --   1.117          --
    Separate Account Charges 0.65% ..............    239,070   0.857     204,956
    Separate Account Charges 0.85% ..............    622,319   0.853     530,652
    Separate Account Charges 0.90% ..............     71,011   0.816      57,917
  Smith Barney High Income Portfolio
    Separate Account Charges 0.60% ..............     85,122   1.372     116,780
    Separate Account Charges 0.65% ..............     62,480   1.080      67,467
    Separate Account Charges 0.85% ..............    198,423   1.072     212,760
    Separate Account Charges 0.90% ..............    520,477   1.340     697,212
  Smith Barney International All Cap
  Growth Portfolio
    Separate Account Charges 0.60% ..............         --   1.164          --
    Separate Account Charges 0.65% ..............      4,166   0.742       3,090
    Separate Account Charges 0.85% ..............     30,022   0.738      22,152
    Separate Account Charges 0.90% ..............         --   0.773          --
  Smith Barney Large Cap Value Portfolio
    Separate Account Charges 0.60% ..............     97,087   1.677     162,788
    Separate Account Charges 0.65% ..............    141,553   0.962     136,214
    Separate Account Charges 0.85% ..............    288,123   0.956     275,310
    Separate Account Charges 0.90% ..............    811,443   1.636   1,327,578
  Smith Barney Large Capitalization
  Growth Portfolio
    Separate Account Charges 0.60% ..............    532,650   0.833     443,796
    Separate Account Charges 0.65% ..............     35,285   0.836      29,506
    Separate Account Charges 0.85% ..............    358,593   0.830     297,756
    Separate Account Charges 0.90% ..............    731,048   0.825     603,002

                                                          DECEMBER 31, 2003
                                                   -----------------------------

                                                               UNIT
                                                     UNITS     VALUE  NET ASSETS
                                                   ---------  ------  ----------
Travelers Series Fund Inc. (continued)
  Strategic Equity Portfolio
    Separate Account Charges 0.60% ..............    348,691  $1.767  $  616,056
    Separate Account Charges 0.65% ..............    230,964   0.622     143,703
    Separate Account Charges 0.85% ..............    488,728   0.618     301,943
    Separate Account Charges 0.90% ..............  3,271,222   1.723   5,636,052

Van Kampen Life Investment Trust
  Emerging Growth Portfolio - Class I Shares
    Separate Account Charges 0.60% ..............         --   1.121          --
    Separate Account Charges 0.65% ..............     21,263   0.702      14,933
    Separate Account Charges 0.85% ..............    117,337   0.699      81,966
    Separate Account Charges 0.90% ..............         --   0.717          --

Variable Insurance Products Fund
  Equity - Income Portfolio - Initial Class
    Separate Account Charges 0.60% ..............  1,784,200   2.530   4,513,887
    Separate Account Charges 0.65% ..............     75,644   1.106      83,673
    Separate Account Charges 0.85% ..............     42,859   1.098      47,076
    Separate Account Charges 0.90% ..............  2,924,383   2.467   7,213,909
  Growth Portfolio - Initial Class
    Separate Account Charges 0.60% ..............  2,015,871   2.315   4,666,209
    Separate Account Charges 0.65% ..............    149,595   0.640      95,781
    Separate Account Charges 0.85% ..............     70,838   0.636      45,037
    Separate Account Charges 0.90% ..............  2,960,349   2.257   6,681,287
  High Income Portfolio - Initial Class
    Separate Account Charges 0.60% ..............    652,854   1.363     889,565
    Separate Account Charges 0.65% ..............         --   0.924          --
    Separate Account Charges 0.85% ..............      8,899   0.917       8,161
    Separate Account Charges 0.90% ..............    903,575   1.329   1,200,464

Variable Insurance Products Fund II
  Asset Manager Portfolio - Initial Class
    Separate Account Charges 0.60% ..............  1,551,100   1.786   2,769,916
    Separate Account Charges 0.65% ..............    167,092   0.973     162,571
    Separate Account Charges 0.85% ..............     31,429   0.966      30,364
    Separate Account Charges 0.90% ..............    574,755   1.741   1,000,772
  Contrafund(R)Portfolio - Service Class
    Separate Account Charges 0.60% ..............         --   1.182          --
    Separate Account Charges 0.65% ..............     78,047   1.099      85,752
    Separate Account Charges 0.85% ..............    245,174   1.093     267,945
    Separate Account Charges 0.90% ..............    114,429   1.081     123,657

                                                        DECEMBER 31, 2003
                                                  ------------------------------

                                                             UNIT
                                                   UNITS     VALUE   NET ASSETS
                                                  --------  ------  ------------
Variable Insurance Products Fund III
  Mid Cap Portfolio - Service Class 2
    Separate Account Charges 0.60% ..............       --  $1.420  $         --
    Separate Account Charges 0.65% ..............      115   1.420           164
    Separate Account Charges 0.85% ..............    6,172   1.418         8,750
    Separate Account Charges 0.90% ..............       --   1.417            --
                                                                    ------------

Net Contract Owners' Equity                                         $125,244,548
                                                                    ============

5.  STATEMENT OF INVESTMENTS                                                            FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                                 --------------------------------------------------

    INVESTMENTS                                                                     NO. OF      MARKET       COST OF     PROCEEDS
                                                                                    SHARES       VALUE      PURCHASES   FROM SALES
                                                                                 -----------  -----------  -----------  -----------
    Capital Appreciation Fund (8.1%)
        Total (Cost $11,638,044)                                                     182,435  $10,108,727  $   794,747  $ 1,117,097
                                                                                 -----------  -----------  -----------  -----------

    DREYFUS STOCK INDEX FUND - INTIAL SHARES (7.3%)
        Total (Cost $9,619,627)                                                      323,372    9,190,232      933,981    1,199,064
                                                                                 -----------  -----------  -----------  -----------

    HIGH YIELD BOND TRUST (0.1%)
        Total (Cost $130,043)                                                         14,116      137,772       15,492       12,173
                                                                                 -----------  -----------  -----------  -----------

    MANAGED ASSETS TRUST (2.7%)
        Total (Cost $3,741,513)                                                      218,198    3,430,069      390,591      383,757
                                                                                 -----------  -----------  -----------  -----------

    MONEY MARKET PORTFOLIO (10.0%)
        Total (Cost $12,507,995)                                                  12,507,995   12,507,995    6,335,566    6,489,689
                                                                                 -----------  -----------  -----------  -----------

    ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (0.1%)
      AllianceBernstein Premier Growth Portfolio - Class B
        Total (Cost $125,189)                                                          6,077      129,618       77,956       53,033
                                                                                 -----------  -----------  -----------  -----------

    AMERICAN FUNDS INSURANCE SERIES (1.6%)
      Global Growth Fund - Class 2 Shares (Cost $162,258)                             13,224      201,674       84,219       12,015
      Growth Fund - Class 2 Shares (Cost $744,767)                                    18,858      858,025      498,534      103,055
      Growth-Income Fund - Class 2 Shares (Cost $775,623)                             26,846      898,789      386,820       45,793
                                                                                 -----------  -----------  -----------  -----------
        Total (Cost $1,682,648)                                                       58,928    1,958,488      969,573      160,863
                                                                                 -----------  -----------  -----------  -----------

    AYCO SERIES TRUST (0.0%)
      Ayco Growth Fund
        Total (Cost $0)                                                                   --           --       35,685       88,938
                                                                                 -----------  -----------  -----------  -----------

    CITISTREET FUNDS, INC. (0.4%)
      CitiStreet Diversified Bond Fund - Class I (Cost $14,646)                        1,338       15,636        1,735        3,496
      CitiStreet International Stock Fund - Class I (Cost $85,436)                     6,328       75,678       14,655       19,752
      CitiStreet Large Company Stock Fund - Class I (Cost $33,813)                     2,520       26,919        7,540       12,783
      CitiStreet Small Company Stock Fund - Class I (Cost $342,390)                   27,232      331,137       27,280       40,961
                                                                                 -----------  -----------  -----------  -----------
        Total (Cost $476,285)                                                         37,418      449,370       51,210       76,992
                                                                                 -----------  -----------  -----------  -----------

    CREDIT SUISSE TRUST (0.0%)
      Emerging Markets Portfolio
        Total (Cost $27,795)                                                           3,358       35,696       16,455        5,807
                                                                                 -----------  -----------  -----------  -----------

    DREYFUS VARIABLE INVESTMENT FUND (0.4%)
      Dreyfus VIF Appreciation Portfolio - Initial Shares (Cost $47)                       1           48           51            4
      Dreyfus VIF Developing Leaders Portfolio - Initial Shares (Cost $432,200)       12,997      485,975      197,603       58,592
                                                                                 -----------  -----------  -----------  -----------
        Total (Cost $432,247)                                                         12,998      486,023      197,654       58,596
                                                                                 -----------  -----------  -----------  -----------

    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (12.6%)
      Franklin Small Cap Fund - Class 2 Shares (Cost $232,639)                        15,095      263,109      153,769       17,124
      Mutual Shares Securities Fund - Class 2 Shares (Cost $374)                          25          379          382            9
      Templeton Foreign Securities Fund - Class 2 Shares (Cost $6,399)                   553        6,766        6,449           51
      Templeton Global Asset Allocation Fund - Class 1 Shares (Cost $4,227,389)      226,334    4,250,544      377,402      474,171
      Templeton Global Income Securities Fund - Class 1 Shares (Cost $752,518)        58,933      915,816      258,683      160,394
      Templeton Growth Securities Fund - Class 1 Shares (Cost $11,400,264)           915,153   10,350,375      610,089    1,283,743
                                                                                 -----------  -----------  -----------  -----------
        Total (Cost $16,619,583)                                                   1,216,093   15,786,989    1,406,774    1,935,492
                                                                                 -----------  -----------  -----------  -----------

5. STATEMENT OF INVESTMENTS (CONTINUED)                                            FOR THE YEAR ENDED DECEMBER 31, 2003 (CONTINUED)
                                                                                 --------------------------------------------------

    INVESTMENTS                                                                     NO. OF      MARKET       COST OF     PROCEEDS
                                                                                    SHARES       VALUE      PURCHASES   FROM SALES
                                                                                 -----------  -----------  -----------  -----------
    Goldman Sachs Variable Insurance Trust (0.1%)
      Goldman Sachs Capital Growth Fund
        Total (Cost $69,937)                                                           7,456  $    71,503  $    69,965  $        28
                                                                                 -----------  -----------  -----------  -----------

    GREENWICH STREET SERIES FUND (5.8%)
      Equity Index Portfolio - Class I Shares (Cost $2,994,364)                      114,299    3,098,657      499,514      293,737
      Fundamental Value Portfolio (Cost $3,756,452)                                  208,479    4,186,258      870,818      320,395
                                                                                 -----------  -----------  -----------  -----------
        Total (Cost $6,750,816)                                                      322,778    7,284,915    1,370,332      614,132
                                                                                 -----------  -----------  -----------  -----------

    JANUS ASPEN SERIES (0.7%)
      Global Technology Portfolio - Service Shares (Cost $152,803)                    40,235      142,031       50,917       39,111
      Mid Cap Growth Portfolio - Service Shares (Cost $374,454)                       16,630      350,061      145,701       53,603
      Worldwide Growth Portfolio - Service Shares (Cost $377,442)                     13,317      342,241      102,677       67,864
                                                                                 -----------  -----------  -----------  -----------
        Total (Cost $904,699)                                                         70,182      834,333      299,295      160,578
                                                                                 -----------  -----------  -----------  -----------

    LAZARD RETIREMENT SERIES, INC. (0.0%)
      Lazard Retirement Small Cap Portfolio
        Total (Cost $2,798)                                                              197        2,892        2,845           49
                                                                                 -----------  -----------  -----------  -----------

    PIMCO VARIABLE INSURANCE TRUST (1.1%)
        Total Return Portfolio - Administrative Class
        Total (Cost $1,386,531)                                                      135,401    1,402,751      906,538      120,099
                                                                                 -----------  -----------  -----------  -----------

    PIONEER VARIABLE CONTRACTS TRUST (0.1%)
      Pioneer Mid Cap Value VCT Portfolio - Class II Shares
        Total (Cost $118,033)                                                          7,019      142,627       84,870        8,771
                                                                                 -----------  -----------  -----------  -----------

    PUTNAM VARIABLE TRUST (0.4%)
      Putnam VT Discovery Growth Fund - Class IB Shares (Cost $20,304)                 5,332       24,634       12,248        5,032
      Putnam VT International Equity Fund - Class IB Shares (Cost $268,639)           23,888      306,955      163,281       23,238
      Putnam VT Small Cap Value Fund - Class IB Shares (Cost $180,292)                11,912      215,840      163,037       39,456
                                                                                 -----------  -----------  -----------  -----------
        Total (Cost $469,235)                                                         41,132      547,429      338,566       67,726
                                                                                 -----------  -----------  -----------  -----------

    SCUDDER INVESTMENT VIT FUNDS (1.5%)
      Scudder VIT EAFE(R) Equity Index Fund - Class A Shares (Cost $426,964)           54,053      443,775      187,131      75,025
      Scudder VIT Small Cap Index Fund - Class A Shares (Cost $1,180,435)            113,688    1,391,540      687,719      201,008
                                                                                 -----------  -----------  -----------  -----------
        Total (Cost $1,607,399)                                                      167,741    1,835,315      874,850      276,033
                                                                                 -----------  -----------  -----------  -----------

    THE TRAVELERS SERIES TRUST (6.1%)
      Convertible Securities Portfolio (Cost $97,296)                                  8,921      105,890       68,708       16,006
      Equity Income Portfolio (Cost $669,172)                                         46,041      763,824      387,748       92,848
      Large Cap Portfolio (Cost $117,404)                                              9,892      130,376       64,770       16,038
      MFS Mid Cap Growth Portfolio (Cost $175,157)                                    27,913      192,044       90,734       24,665
      Pioneer Fund Portfolio (Cost $382,170)                                          28,655      312,909       78,065       77,067
      U.S. Government Securities Portfolio (Cost $3,875,262)                         304,392    3,832,292    1,425,302    1,087,947
      Zero Coupon Bond Fund Portfolio Series 2005 (Cost $2,210,528)                  200,199    2,292,275      269,494      242,336
                                                                                 -----------  -----------  -----------  -----------
        Total (Cost $7,526,989)                                                      626,013    7,629,610    2,384,821    1,556,907
                                                                                 -----------  -----------  -----------  -----------

5. STATEMENT OF INVESTMENTS (CONTINUED)                                            FOR THE YEAR ENDED DECEMBER 31, 2003 (CONTINUED)
                                                                                 ---------------------------------------------------

    INVESTMENTS                                                                     NO. OF      MARKET       COST OF     PROCEEDS
                                                                                    SHARES       VALUE      PURCHASES   FROM SALES
                                                                                 -----------  ------------  -----------  -----------
    TRAVELERS SERIES FUND INC. (17.0%)
      AIM Capital Appreciation Portfolio (Cost $3,785,221)                           286,944  $  2,886,659  $   264,600  $   367,673
      MFS Total Return Portfolio (Cost $5,758,243)                                   368,532     5,977,597      891,860      528,706
      Pioneer Strategic Income Portfolio (Cost $556,773)                              59,139       535,204      308,836       51,944
      Smith Barney Aggressive Growth Portfolio (Cost $694,279)                        65,264       793,612      223,325       51,943
      Smith Barney High Income Portfolio (Cost $1,251,049)                           147,287     1,094,345      408,931       95,468
      Smith Barney International All Cap Growth Portfolio (Cost $22,098)               2,274        25,245        6,348        2,155
      Smith Barney Large Cap Value Portfolio (Cost $2,052,776)                       114,516     1,902,109      341,066      260,562
      Smith Barney Large Capitalization Growth Portfolio (Cost $1,189,929)            95,630     1,374,207    1,310,584      611,560
      Strategic Equity Portfolio (Cost $8,867,275)                                   415,285     6,698,541      539,144      613,404
                                                                                 -----------  ------------  -----------  -----------
        Total (Cost $24,177,643)                                                   1,554,871    21,287,519    4,294,694    2,583,415
                                                                                 -----------  ------------  -----------  -----------

    VAN KAMPEN LIFE INVESTMENT TRUST (0.1%)
      Emerging Growth Portfolio - Class I Shares
        Total (Cost $93,435)                                                           3,986        96,910       29,526       15,706
                                                                                 -----------  ------------  -----------  -----------

    VARIABLE INSURANCE PRODUCTS FUND (20.3%)
      Equity - Income Portfolio - Initial Class (Cost $11,127,442)                   511,640    11,859,809      962,235    1,208,971
      Growth Portfolio - Initial Class (Cost $14,168,389)                            370,152    11,489,527      653,489    1,306,747
      High Income Portfolio - Initial Class (Cost $2,668,468)                        301,930     2,098,411      442,702      396,291
                                                                                 -----------  ------------  -----------  -----------
        Total (Cost $27,964,299)                                                   1,183,722    25,447,747    2,058,426    2,912,009
                                                                                 -----------  ------------  -----------  -----------

    VARIABLE INSURANCE PRODUCTS FUND II (3.5%)
      Asset Manager Portfolio - Initial Class (Cost $4,170,191)                      274,135     3,963,989      525,048      713,358
      Contrafund(R)Portfolio - Service Class (Cost $425,733)                          20,703       477,400      330,406       28,956
                                                                                 -----------  ------------  -----------  -----------
        Total (Cost $4,595,924)                                                      294,838     4,441,389      855,454      742,314
                                                                                 -----------  ------------  -----------  -----------

    VARIABLE INSURANCE PRODUCTS FUND III (0.0%)
      Mid Cap Portfolio - Service Class 2
        Total (Cost $8,325)                                                              372         8,915        8,615          305
                                                                                 -----------  ------------  -----------  -----------

    TOTAL INVESTMENTS (100%)
      (COST $132,677,032)                                                                     $125,254,834  $24,804,481  $20,639,573
                                                                                              ============  ===========  ===========

6.  FINANCIAL HIGHLIGHTS

                                                 YEAR           UNIT VALUE       NET  INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                ENDED  UNITS     LOWEST TO     ASSETS    INCOME        LOWEST TO       LOWEST TO
                                                DEC 31 (000S)   HIGHEST ($)    ($000S)  RATIO (%)     HIGHEST (%)     HIGHEST (%)
                                               ------- ------- -------------- -------- ------------ ---------------- ---------------
CAPITAL APPRECIATION FUND                        2003  3,351   0.523 - 3.506   10,108     0.05       0.60 - 0.90      23.79 - 24.29
                                                 2002  3,300   0.422 - 2.824    8,387     1.60       0.60 - 0.90   (25.83) - (25.53)
                                                 2001  3,492   0.569 - 3.792   12,455     0.48       0.60 - 0.90    (26.74) - (7.77)

DREYFUS STOCK INDEX FUND - INTIAL SHARES         2003  3,806   0.774 - 2.609    9,189     1.49       0.60 - 0.90      27.20 - 27.58
                                                 2002  3,919   0.608 - 2.045    7,498     1.32       0.60 - 0.90   (23.05) - (22.80)
                                                 2001  4,189   0.790 - 2.649   10,483     1.09       0.60 - 0.90     (12.96) - 2.59

HIGH YIELD BOND TRUST                            2003     34           4.032      138     7.53              0.60              28.37
                                                 2002     36           3.141      112     15.68             0.60               3.94
                                                 2001     31           3.022       94     6.04              0.60               8.90

MANAGED ASSETS TRUST                             2003  1,054   0.987 - 3.748    3,430     2.64       0.60 - 0.90      20.91 - 21.26
                                                 2002  1,044   0.816 - 3.091    2,884     5.69       0.60 - 0.90     (9.43) - (9.14)
                                                 2001  1,587   0.901 - 3.402    5,212     2.64       0.60 - 0.90     (5.95) - (2.27)

MONEY MARKET PORTFOLIO                           2003  8,544   1.063 - 1.858   12,510     0.78       0.60 - 0.90      (0.11) - 0.16
                                                 2002  7,941   1.064 - 1.855   12,665     1.36       0.60 - 0.90        0.50 - 0.76
                                                 2001  4,615   1.058 - 1.841    7,558     3.59       0.60 - 0.90        2.12 - 3.20
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Premier Growth               2003    177   0.732 - 0.736      130       --       0.65 - 0.85      22.41 - 22.67
    Portfolio - Class B                          2002    138   0.598 - 0.600       82       --       0.65 - 0.85   (31.42) - (31.35)
                                                 2001     17   0.872 - 0.874       14       --       0.65 - 0.85    (13.32) - (4.17)
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2 Shares            2003    199   1.009 - 1.017      202     0.43       0.65 - 0.90      33.99 - 34.30
                                                 2002    112   0.752 - 0.759       84     0.70       0.65 - 0.90    (15.41) - (6.41)
                                                 2001     16   0.889 - 0.890       14       --       0.65 - 0.85     (2.09) - (1.87)

  Growth Fund - Class 2 Shares                   2003    969   0.883 - 0.888      858     0.14       0.65 - 0.90      35.57 - 35.99
                                                 2002    488   0.651 - 0.655      318     0.05       0.65 - 0.90   (25.09) - (18.63)
                                                 2001     50   0.869 - 0.871       43       --       0.65 - 0.85      (5.23) - 2.11

  Growth-Income Fund - Class 2 Shares            2003    869   1.021 - 1.046      899     1.30       0.65 - 0.90      31.23 - 31.57
                                                 2002    492   0.778 - 0.795      387     1.67       0.65 - 0.90   (19.10) - (17.06)
                                                 2001     65   0.979 - 0.980       63       --       0.65 - 0.85     (4.11) - (2.68)
CITISTREET FUNDS, INC.
  CitiStreet Diversified Bond Fund - Class I     2003      8           1.930       16     3.99              0.60               4.95
                                                 2002      9           1.839       17     4.35              0.60               8.30
                                                 2001     10           1.698       17     4.25              0.60               6.26

  CitiStreet International Stock Fund - Class I  2003     50           1.510       76     0.78              0.60              29.28
                                                 2002     55           1.168       64     0.62              0.60             (22.75)
                                                 2001     53           1.512       80     1.03              0.60             (21.94)

                                                 YEAR           UNIT VALUE       NET  INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                ENDED  UNITS     LOWEST TO     ASSETS    INCOME        LOWEST TO       LOWEST TO
                                                DEC 31 (000S)   HIGHEST ($)    ($000S)  RATIO (%)     HIGHEST (%)     HIGHEST (%)
                                               ------- ------- -------------- -------- ------------ ---------------- ---------------
CITISTREET FUNDS, INC. (CONTINUED)
  CitiStreet Large Company Stock Fund - Class I  2003     15           1.747       27     0.64              0.60              27.43
                                                 2002     19           1.371       26     0.62              0.60             (23.32)
                                                 2001     31           1.788       55     0.84              0.60             (16.25)

  CitiStreet Small Company Stock Fund - Class I  2003    154           2.144      331     0.12              0.60              42.18
                                                 2002    163           1.508      245     0.51              0.60             (24.14)
                                                 2001    176           1.988      351     0.04              0.60               0.96

CREDIT SUISSE TRUST
  Emerging Markets Portfolio                     2003     32   1.088 - 1.114       36       --       0.65 - 0.90      41.67 - 41.91
                                                 2002     20   0.768 - 0.785       16     0.28       0.65 - 0.90     (12.33) - 5.21
                                                 2001      6           0.892        5       --              0.85              18.62
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF Appreciation Portfolio -           2003     --           1.179       --     1.31              0.65               3.97
    Initial Shares
  Dreyfus VIF Developing Leaders                 2003    477   1.015 - 1.024      486     0.04       0.65 - 0.90      30.46 - 30.78
    Portfolio - Initial Shares                   2002    332   0.778 - 0.783      259     0.05       0.65 - 0.90   (19.84) - (13.27)
                                                 2001     23   0.973 - 0.974       23     0.41       0.65 - 0.85        0.93 - 3.51
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund - Class 2 Shares       2003    291   0.898 - 0.911      263       --       0.65 - 0.90      36.06 - 36.38
                                                 2002    127   0.660 - 0.668       84     0.26       0.65 - 0.90   (29.30) - (22.44)
                                                 2001     18   0.942 - 0.943       17       --       0.65 - 0.85        0.86 - 5.37

Mutual Shares Securities Fund - Class 2 Shares   2003     --           1.213       --       --              0.85              10.17
  Templeton Foreign Securities Fund -
    Class 2 Shares                               2003      5   1.345 - 1.346        7       --       0.65 - 0.85       3.30 - 14.76
  Templeton Global Asset Allocation Fund
    - Class 1 Shares                             2003  1,898   2.209 - 2.265    4,250     2.78       0.60 - 0.90      31.18 - 31.53
                                                 2002  1,990   1.684 - 1.722    3,393     1.97       0.60 - 0.90     (5.07) - (4.76)
                                                 2001  2,221   1.774 - 1.808    3,984     1.44       0.60 - 0.90   (10.49) - (10.27)
  Templeton Global Income Securities
    Fund - Class 1 Shares                        2003    499   1.820 - 1.867      916     7.92       0.60 - 0.90      21.58 - 22.03
                                                 2002    474   1.497 - 1.530      714     1.08       0.60 - 0.90      20.34 - 20.66
                                                 2001    421   1.244 - 1.268      526     3.60       0.60 - 0.90        1.63 - 1.93
  Templeton Growth Securities Fund -
    Class 1 Shares                               2003  4,476   1.084 - 2.349   10,349     1.66       0.60 - 0.90      31.44 - 31.82
                                                 2002  4,869   0.824 - 1.782    8,560     2.37       0.60 - 0.90   (19.04) - (18.82)
                                                 2001  4,999   1.017 - 2.195   10,849     2.00       0.60 - 0.90     (1.87) - (0.39)
GOLDMAN SACHS VARIABLE INSURANCE TRUST
  Goldman Sachs Capital Growth Fund              2003     70           1.022       71       --              0.85               2.20
GREENWICH STREET SERIES FUND
  Equity Index Portfolio - Class I Shares        2003  3,928   0.777 - 0.861    3,098     1.41       0.60 - 0.90      27.06 - 27.37
                                                 2002  3,690   0.611 - 0.676    2,279     2.35       0.60 - 0.90   (22.93) - (22.65)
                                                 2001  3,325   0.792 - 0.874    2,656     0.30       0.60 - 0.90     (12.94) - 0.13

  Fundamental Value Portfolio                    2003  2,267   1.132 - 2.305    4,186     0.68       0.60 - 0.90      37.38 - 37.78
                                                 2002  1,880   0.824 - 1.673    2,571     1.08       0.60 - 0.90   (22.01) - (21.75)
                                                 2001  1,661   1.055 - 2.138    2,986     0.69       0.60 - 0.90    (6.86) - (1.77)

                                                 YEAR           UNIT VALUE       NET  INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                ENDED  UNITS     LOWEST TO     ASSETS    INCOME        LOWEST TO       LOWEST TO
                                                DEC 31 (000S)   HIGHEST ($)    ($000S)  RATIO (%)     HIGHEST (%)     HIGHEST (%)
                                               ------- ------- -------------- -------- ------------ ---------------- ---------------
JANUS ASPEN SERIES
  Global Technology Portfolio - Service Shares   2003    400   0.352 - 0.359      142       --       0.60 - 0.90      45.31 - 45.49
                                                 2002    360   0.242 - 0.247       88       --       0.60 - 0.90   (41.55) - (41.19)
                                                 2001    208   0.414 - 0.420       87     0.62       0.60 - 0.90   (37.83) - (28.13)

  Mid Cap Growth Portfolio - Service Shares      2003    912   0.379 - 0.389      350       --       0.60 - 0.90      33.68 - 34.14
                                                 2002    633   0.283 - 0.290      182       --       0.60 - 0.90   (28.89) - (28.57)
                                                 2001    485   0.398 - 0.406      196       --       0.60 - 0.90   (41.15) - (31.73)

  Worldwide Growth Portfolio - Service Shares    2003    611   0.554 - 0.572      342     0.85       0.60 - 0.90      22.57 - 23.08
                                                 2002    537   0.452 - 0.465      245     0.62       0.60 - 0.90   (26.38) - (26.19)
                                                 2001    487   0.614 - 0.630      300     0.29       0.60 - 0.90    (23.35) - (8.19)
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio          2003      2           1.342        3       --              0.65               1.67
PIMCO VARIABLE INSURANCE TRUST
  Total Return Portfolio - Administrative Class  2003  1,181   1.176 - 1.199    1,403     2.79       0.65 - 0.90        4.07 - 4.35
                                                 2002    534   1.130 - 1.149      610     4.05       0.65 - 0.90        4.82 - 8.40
                                                 2001     75   1.059 - 1.060       80     1.95       0.65 - 0.85        2.32 - 5.05
PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Mid Cap Value VCT Portfolio -
    Class II Shares                              2003    126   1.133 - 1.138      143     0.22       0.65 - 0.90      26.73 - 36.29
                                                 2002     51   0.834 - 0.835       42       --       0.65 - 0.85    (10.90) - (8.74)
PUTNAM VARIABLE TRUST
  Putnam VT Discovery Growth Fund -
    Class IB Shares                              2003     33   0.753 - 0.757       25       --       0.65 - 0.85      30.96 - 31.20
                                                 2002     20   0.575 - 0.577       12       --       0.65 - 0.85   (31.71) - (28.68)
  Putnam VT International Equity Fund -
    Class IB Shares                              2003    338   0.902 - 0.936      307     0.72       0.65 - 0.90      27.35 - 27.61
                                                 2002    164   0.707 - 0.735      116     0.60       0.65 - 0.90    (18.45) - (5.04)
                                                 2001      5   0.867 - 0.868        4       --       0.65 - 0.85      (5.25) - 1.88
  Putnam VT Small Cap Value Fund - Class
    IB Shares                                    2003    193   1.119 - 1.124      216     0.21       0.65 - 0.90     (1.41) - 48.68
                                                 2002     69   0.755 - 0.756       52       --       0.65 - 0.85   (18.71) - (12.00)
SCUDDER INVESTMENT VIT FUNDS
  Scudder VIT EAFE(R)
    Equity Index Fund -
    Class A Shares                               2003    624   0.680 - 0.728      444     3.96       0.60 - 0.90      32.17 - 32.50
                                                 2002    441   0.514 - 0.550      237     1.54       0.60 - 0.90   (22.29) - (21.99)
                                                 2001    371   0.661 - 0.705      258       --       0.60 - 0.90    (25.37) - (6.11)
  Scudder VIT Small Cap Index Fund -
    Class A Shares                               2003  1,136   1.084 - 1.265    1,391     0.80       0.60 - 0.90      45.11 - 45.60
                                                 2002    677   0.747 - 0.869      570     0.90       0.60 - 0.90   (21.32) - (21.07)
                                                 2001    295   0.948 - 1.101      315     0.89       0.60 - 0.90      (3.66) - 1.47
THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio               2003     96   1.099 - 1.107      106     4.45       0.65 - 0.90      25.08 - 25.43
                                                 2002     47   0.878 - 0.885       41     10.72      0.65 - 0.90      (7.77) - 5.86
                                                 2001      7   0.952 - 0.953        6     4.57       0.65 - 0.85     (1.14) - (1.04)

  Equity Income Portfolio                        2003    725   1.043 - 1.060      764     1.34       0.65 - 0.90      30.05 - 30.22
                                                 2002    431   0.802 - 0.814      349     1.61       0.65 - 0.90   (14.63) - (7.71)
                                                 2001    135   0.950 - 0.952      128     2.99       0.65 - 0.85    (7.41) - (2.66)

                                                 YEAR           UNIT VALUE       NET  INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                ENDED  UNITS     LOWEST TO     ASSETS    INCOME        LOWEST TO       LOWEST TO
                                                DEC 31 (000S)   HIGHEST ($)    ($000S)  RATIO (%)     HIGHEST (%)     HIGHEST (%)
                                               ------- ------- -------------- -------- ------------ ---------------- ---------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  Large Cap Portfolio                            2003    156   0.836 - 0.842      130     0.54       0.65 - 0.90      23.49 - 23.82
                                                 2002     91   0.677 - 0.680       62     0.88       0.65 - 0.90   (23.50) - (19.21)
                                                 2001     14   0.885 - 0.886       12     1.23       0.65 - 0.85        0.45 - 4.00

  MFS Mid Cap Growth Portfolio                   2003    353   0.543 - 0.547      192       --       0.65 - 0.90      35.75 - 36.16
                                                 2002    213   0.400 - 0.402       85       --       0.65 - 0.90    (49.24) - (1.95)
                                                 2001     43   0.788 - 0.789       34       --       0.65 - 0.85    (11.76) - (9.83)

  Pioneer Fund Portfolio                         2003    199   1.559 - 1.599      313     1.59       0.60 - 0.90      22.66 - 23.09
                                                 2002    202   1.271 - 1.299      259     7.20       0.60 - 0.90   (30.81) - (30.65)
                                                 2001    191   1.837 - 1.873      355     1.82       0.60 - 0.90   (23.71) - (23.46)

  U.S. Government Securities Portfolio           2003  2,229   1.313 - 1.873    3,832     5.27       0.60 - 0.90        1.78 - 2.13
                                                 2002  2,130   1.289 - 1.834    3,670     7.59       0.60 - 0.90      12.62 - 12.93
                                                 2001  1,510   1.144 - 1.624    2,350     4.05       0.60 - 0.90        4.09 - 5.18

  Zero Coupon Bond Fund Portfolio Series 2005    2003  1,406   1.277 - 1.643    2,292     4.94       0.60 - 0.90        1.46 - 1.73
                                                 2002  1,459   1.258 - 1.615    2,338     8.61       0.60 - 0.90       9.80 - 10.16
                                                 2001  1,524   1.145 - 1.466    2,218     4.18       0.60 - 0.90        3.43 - 5.77
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio             2003  2,449   0.597 - 1.288    2,886       --       0.60 - 0.90      28.11 - 28.54
                                                 2002  2,450   0.466 - 1.002    2,312       --       0.60 - 0.90   (24.58) - (24.38)
                                                 2001  2,479   0.617 - 1.325    3,184       --       0.60 - 0.90    (24.43) - (4.33)

  MFS Total Return Portfolio                     2003  3,279   1.212 - 2.122    5,977     2.35       0.60 - 0.90      15.46 - 15.83
                                                 2002  3,028   1.049 - 1.832    4,887     7.97       0.60 - 0.90     (6.13) - (5.80)
                                                 2001  1,810   1.117 - 1.945    3,117     2.66       0.60 - 0.90      (0.88) - 3.13

  Pioneer Strategic Income Portfolio             2003    417   1.270 - 1.297      535    11.37       0.60 - 0.90      18.39 - 18.77
                                                 2002    236   1.071 - 1.092      255    30.97       0.60 - 0.90        4.40 - 5.18
                                                 2001     70   1.021 - 1.031       72    13.78       0.65 - 0.90        2.20 - 3.31

  Smith Barney Aggressive Growth Portfolio       2003    932   0.816 - 0.857      794       --       0.65 - 0.90      33.33 - 33.70
                                                 2002    696   0.612 - 0.641      445       --       0.65 - 0.90   (33.23) - (33.16)
                                                 2001    371   0.916 - 0.959      355       --       0.65 - 0.90      (8.84) - 0.11

  Smith Barney High Income Portfolio             2003    867   1.072 - 1.372    1,094     8.57       0.60 - 0.90      26.42 - 26.80
                                                 2002    652   0.848 - 1.082      649    25.54       0.60 - 0.90     (4.16) - (3.82)
                                                 2001    605   0.884 - 1.125      639    11.78       0.60 - 0.90    (11.95) - (4.34)
  Smith Barney International All Cap
    Growth Portfolio                             2003     34   0.738 - 0.742       25     1.18       0.65 - 0.85      26.37 - 26.62
                                                 2002     28   0.584 - 0.586       16     2.10       0.65 - 0.85   (26.26) - (26.10)
                                                 2001      1   0.792 - 0.793        1       --       0.65 - 0.85      (6.04) - 1.54

  Smith Barney Large Cap Value Portfolio         2003  1,338   0.956 - 1.677    1,902     1.80       0.60 - 0.90      26.43 - 26.85
                                                 2002  1,244   0.755 - 1.322    1,442     4.08       0.60 - 0.90   (26.06) - (25.86)
                                                 2001  1,109   1.021 - 1.783    1,804     1.34       0.60 - 0.90     (9.00) - (1.16)

                                                 YEAR           UNIT VALUE       NET  INVESTMENT(1) EXPENSE RATIO(2) TOTAL RETURN(3)
                                                ENDED  UNITS     LOWEST TO     ASSETS    INCOME        LOWEST TO       LOWEST TO
                                                DEC 31 (000S)   HIGHEST ($)    ($000S)  RATIO (%)     HIGHEST (%)     HIGHEST (%)
                                               ------- ------- -------------- -------- ------------ ---------------- ---------------
TRAVELERS SERIES FUND INC. (CONTINUED)
  Smith Barney Large Capitalization
    Growth Portfolio                             2003  1,658   0.825 - 0.836    1,374     0.03       0.60 - 0.90      46.28 - 46.67
                                                 2002    680   0.564 - 0.570      385     0.44       0.60 - 0.90   (25.49) - (25.26)
                                                 2001    449   0.756 - 0.763      341       --       0.60 - 0.90     (13.40) - 2.56

  Strategic Equity Portfolio                     2003  4,340   0.618 - 1.767    6,698       --       0.60 - 0.90      31.33 - 31.77
                                                 2002  4,327   0.470 - 1.341    5,133     0.61       0.60 - 0.90   (34.17) - (33.94)
                                                 2001  4,156   0.714 - 2.031    7,810     0.19       0.60 - 0.90    (14.13) - (4.53)
VAN KAMPEN LIFE INVESTMENT TRUST
  Emerging Growth Portfolio - Class I Shares     2003    139   0.699 - 0.702       97       --       0.65 - 0.85      26.40 - 26.49
                                                 2002    114   0.553 - 0.555       63     0.23       0.65 - 0.85   (33.05) - (32.97)
                                                 2001     23   0.826 - 0.828       19       --       0.65 - 0.85      (8.93) - 8.66
VARIABLE INSURANCE PRODUCTS FUND
  Equity - Income Portfolio - Initial Class      2003  4,827   1.098 - 2.530   11,859     1.80       0.60 - 0.90      29.16 - 29.54
                                                 2002  4,976   0.850 - 1.953    9,490     1.70       0.60 - 0.90   (17.67) - (17.42)
                                                 2001  4,674   1.032 - 2.365   10,856     1.69       0.60 - 0.90     (6.69) - (0.58)

  Growth Portfolio - Initial Class               2003  5,197   0.636 - 2.315   11,488     0.27       0.60 - 0.90      31.68 - 32.06
                                                 2002  5,452   0.483 - 1.753    9,240     0.26       0.60 - 0.90   (30.75) - (30.52)
                                                 2001  5,665   0.696 - 2.523   13,875     0.08       0.60 - 0.90    (18.40) - (4.90)

  High Income Portfolio - Initial Class          2003  1,565   0.917 - 1.363    2,098     7.09       0.60 - 0.90      26.13 - 26.58
                                                 2002  1,617   0.727 - 1.077    1,719    10.75       0.60 - 0.90        2.43 - 2.77
                                                 2001  1,741   0.709 - 1.048    1,803    13.36       0.60 - 0.90    (12.51) - (7.32)
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio - Initial Class        2003  2,324   0.966 - 1.786    3,964     3.57       0.60 - 0.90      16.92 - 17.27
                                                 2002  2,478   0.826 - 1.523    3,644     4.03       0.60 - 0.90     (9.54) - (9.24)
                                                 2001  2,718   0.913 - 1.678    4,472     4.27       0.60 - 0.90      (4.97) - 1.33

  Contrafund(R) Portfolio - Service Class        2003    438   1.081 - 1.099      477     0.22       0.65 - 0.90      27.18 - 27.49
                                                 2002    135   0.850 - 0.862      116     0.38       0.65 - 0.90    (11.92) - (9.93)
                                                 2001     43   0.956 - 0.957       41       --       0.65 - 0.85              (1.85)
VARIABLE INSURANCE PRODUCTS FUND III
  Mid Cap Portfolio - Service Class 2            2003      6   1.418 - 1.420        9       --       0.65 - 0.85       2.60 - 14.82

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values.

7.  SCHEDULE OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                           DREYFUS STOCK INDEX FUND -
                                             CAPITAL APPRECIATION FUND           INITIAL SHARES             HIGH YIELD BOND TRUST
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................   3,300,484      3,491,797      3,918,519      4,188,900         35,673         31,158
    Units purchased and transferred from
      other funding options ................     835,195        918,350        715,191        936,932          2,395          8,473
    Units redeemed and transferred to
      other funding options ................    (784,820)    (1,109,663)      (828,092)    (1,207,313)        (3,904)        (3,958)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................   3,350,859      3,300,484      3,805,618      3,918,519         34,164         35,673
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                                                          ALLIANCEBERNSTEIN PREMIER
                                                MANAGED ASSETS TRUST         MONEY MARKET PORTFOLIO      GROWTH PORTFOLIO - CLASS B
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................   1,044,437      1,587,483      7,940,625      4,614,925        137,563         16,600
    Units purchased and transferred from
      other funding options ................     244,230        433,255      6,209,254      7,200,647        123,021        145,919
    Units redeemed and transferred to
      other funding options ................    (234,727)      (976,301)    (5,605,970)    (3,874,947)       (83,665)       (24,956)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................   1,053,940      1,044,437      8,543,909      7,940,625        176,919        137,563
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                GLOBAL GROWTH FUND -            GROWTH FUND -               GROWTH-INCOME FUND -
                                                   CLASS 2 SHARES               CLASS 2 SHARES                 CLASS 2 SHARES
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................     111,553         16,277        487,569         49,719        491,582         64,876
    Units purchased and transferred from
      other funding options ................     115,859        109,158        723,490        516,993        505,855        475,288
    Units redeemed and transferred to
      other funding options ................     (28,116)       (13,882)      (241,678)       (79,143)      (128,408)       (48,582)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................     199,296        111,553        969,381        487,569        869,029        491,582
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                             CITISTREET DIVERSIFIED       CITISTREET INTERNATIONAL
                                                  AYCO GROWTH FUND            BOND FUND - CLASS I           STOCK FUND - CLASS I
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................      69,565             --          9,331         10,261         54,952         53,149
    Units purchased and transferred from
      other funding options ................      51,677         73,563            739            894         13,262          9,430
    Units redeemed and transferred to
      other funding options ................    (121,242)        (3,998)        (1,969)        (1,824)       (18,091)        (7,627)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................          --         69,565          8,101          9,331         50,123         54,952
                                             ===========    ===========    ===========    ===========    ===========    ===========

7.  SCHEDULE OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)

                                              CITISTREET LARGE COMPANY      CITISTREET SMALL COMPANY
                                                STOCK FUND - CLASS I          STOCK FUND - CLASS I       EMERGING MARKETS PORTFOLIO
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................      19,252         31,000        162,548        176,289         19,849          5,990
    Units purchased and transferred from
      other funding options ................       5,312          3,166         21,448         16,878         20,725         17,922
    Units redeemed and transferred to
      other funding options ................      (9,152)       (14,914)       (29,564)       (30,619)        (8,365)        (4,063)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................      15,412         19,252        154,432        162,548         32,209         19,849
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                             DREYFUS VIF DEVELOPING
                                              DREYFUS VIF APPRECIATION        LEADERS PORTFOLIO -        FRANKLIN SMALL CAP FUND -
                                             PORTFOLIO - INITIAL SHARES          INITIAL SHARES                CLASS 2 SHARES
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................          --             --        331,624         23,299        126,713         18,477
    Units purchased and transferred from
      other funding options ................          66             --        254,015        358,338        198,668        126,138
    Units redeemed and transferred to
      other funding options ................         (25)            --       (109,035)       (50,013)       (34,396)       (17,902)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................          41             --        476,604        331,624        290,985        126,713
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                               TEMPLETON FOREIGN           TEMPLETON GLOBAL ASSET
                                              MUTUAL SHARES SECURITIES         SECURITIES FUND -             ALLOCATION FUND -
                                               FUND - CLASS 2 SHARES             CLASS 2 SHARES                CLASS 1 SHARES
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................          --             --             --             --      1,989,631      2,220,770
    Units purchased and transferred from
      other funding options ................         322             --          5,092             --        256,501        285,643
    Units redeemed and transferred to
      other funding options ................          (9)            --            (61)            --       (348,137)      (516,782)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................         313             --          5,031             --      1,897,995      1,989,631
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                              TEMPLETON GLOBAL INCOME           TEMPLETON GROWTH
                                                 SECURITIES FUND -             SECURITIES FUND -               GOLDMAN SACHS
                                                   CLASS 1 SHARES                CLASS 1 SHARES             CAPITAL GROWTH FUND
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................     473,853        420,920      4,869,149      4,999,089             --             --
    Units purchased and transferred from
      other funding options ................     149,527        193,115        600,718        740,646         69,989             --
    Units redeemed and transferred to
      other funding options ................    (124,247)      (140,182)      (993,589)      (870,586)           (41)            --
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................     499,133        473,853      4,476,278      4,869,149         69,948             --
                                             ===========    ===========    ===========    ===========    ===========    ===========

7.  SCHEDULE OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)

                                              EQUITY INDEX PORTFOLIO -         FUNDAMENTAL VALUE             GLOBAL TECHNOLOGY
                                                   CLASS I SHARES                  PORTFOLIO             PORTFOLIO - SERVICE SHARES
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................   3,689,717      3,324,975      1,880,132      1,661,323        360,332        207,799
    Units purchased and transferred from
      other funding options ................     780,508        725,400        781,581        799,326        198,757        189,486
    Units redeemed and transferred to
      other funding options ................    (542,298)      (360,658)      (395,184)      (580,517)      (159,032)       (36,953)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................   3,927,927      3,689,717      2,266,529      1,880,132        400,057        360,332
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                                WORLDWIDE GROWTH
                                             MID CAP GROWTH PORTFOLIO -            PORTFOLIO -               LAZARD RETIREMENT
                                                   SERVICE SHARES                SERVICE SHARES             SMALL CAP PORTFOLIO
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................     633,000        485,047        537,239        486,738             --             --
    Units purchased and transferred from
      other funding options ................     479,494        261,408        253,623        282,976          2,190             --
    Units redeemed and transferred to
      other funding options ................    (200,267)      (113,455)      (180,038)      (232,475)           (36)            --
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................     912,227        633,000        610,824        537,239          2,154             --
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                              TOTAL RETURN PORTFOLIO -     PIONEER MID CAP VALUE VCT     PUTNAM VT DISCOVERY GROWTH
                                                ADMINISTRATIVE CLASS      PORTFOLIO - CLASS II SHARES      FUND - CLASS IB SHARES
                                             --------------------------   ---------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................     533,598         75,169         50,714             --         20,130             --
    Units purchased and transferred from
      other funding options ................     844,144        541,327         88,176         52,633         22,774         23,926
    Units redeemed and transferred to
      other funding options ................    (196,994)       (82,898)       (13,249)        (1,919)       (10,193)        (3,796)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................   1,180,748        533,598        125,641         50,714         32,711         20,130
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                               PUTNAM VT INTERNATIONAL                                       SCUDDER VIT EAFE(R)
                                                    EQUITY FUND -          PUTNAM VT SMALL CAP VALUE         EQUITY INDEX FUND -
                                                   CLASS IB SHARES           FUND - CLASS IB SHARES             CLASS A SHARES
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................     164,335          4,862         68,620             --        440,841        370,717
    Units purchased and transferred from
      other funding options ................     227,414        193,677        173,452         77,899        347,562        130,476
    Units redeemed and transferred to
      other funding options ................     (53,765)       (34,204)       (49,438)        (9,279)      (164,670)       (60,352)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................     337,984        164,335        192,634         68,620        623,733        440,841
                                             ===========    ===========    ===========    ===========    ===========    ===========

7.  SCHEDULE OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)

                                               SCUDDER VIT SMALL CAP         CONVERTIBLE SECURITIES
                                            INDEX FUND - CLASS A SHARES            PORTFOLIO              EQUITY INCOME PORTFOLIO
                                            ---------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................     676,620        294,603         46,835          6,604        430,654        134,623
    Units purchased and transferred from
      other funding options ................     731,554        613,312         66,193         51,516        468,902        415,640
    Units redeemed and transferred to
      other funding options ................    (271,703)      (231,295)       (16,912)       (11,285)      (174,609)      (119,609)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................   1,136,471        676,620         96,116         46,835        724,947        430,654
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                               MFS MID CAP GROWTH
                                                LARGE CAP PORTFOLIO                PORTFOLIO               PIONEER FUND PORTFOLIO
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................      91,192         13,960        212,974         42,661        202,262        191,358
    Units purchased and transferred from
      other funding options ................      93,008        104,218        223,297        221,456         60,888         61,932
    Units redeemed and transferred to
      other funding options ................     (28,667)       (26,986)       (83,412)       (51,143)       (63,863)       (51,028)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................     155,533         91,192        352,859        212,974        199,287        202,262
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                             U.S. GOVERNMENT SECURITIES      ZERO COUPON BOND FUND        AIM CAPITAL APPRECIATION
                                                     PORTFOLIO               PORTFOLIO SERIES 2005               PORTFOLIO
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................   2,130,259      1,509,934      1,458,639      1,524,379      2,449,935      2,479,232
    Units purchased and transferred from
      other funding options ................     888,006      1,040,783        157,592        103,935        580,702        560,027
    Units redeemed and transferred to
      other funding options ................    (789,301)      (420,458)      (209,930)      (169,675)      (581,577)      (589,324)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................   2,228,964      2,130,259      1,406,301      1,458,639      2,449,060      2,449,935
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                            PIONEER STRATEGIC INCOME      SMITH BARNEY AGGRESSIVE
                                             MFS TOTAL RETURN PORTFOLIO            PORTFOLIO                  GROWTH PORTFOLIO
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................   3,028,322      1,809,552        235,823         70,057        695,977        370,525
    Units purchased and transferred from
      other funding options ................     775,473      1,671,731        249,366        186,366        387,280        702,427
    Units redeemed and transferred to
      other funding options ................    (525,243)      (452,961)       (68,109)       (20,600)      (150,857)      (376,975)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................   3,278,552      3,028,322        417,080        235,823        932,400        695,977
                                             ===========    ===========    ===========    ===========    ===========    ===========

7.  SCHEDULE OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)

                                              SMITH BARNEY HIGH INCOME     SMITH BARNEY INTERNATIONAL      SMITH BARNEY LARGE CAP
                                                     PORTFOLIO              ALL CAP GROWTH PORTFOLIO          VALUE PORTFOLIO
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................     651,844        604,625         27,630            991      1,244,438      1,109,378
    Units purchased and transferred from
      other funding options ................     392,661        198,497         13,138         29,600        400,416        388,065
    Units redeemed and transferred to
      other funding options ................    (178,003)      (151,278)        (6,580)        (2,961)      (306,648)      (253,005)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................     866,502        651,844         34,188         27,630      1,338,206      1,244,438
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                    SMITH BARNEY
                                                LARGE CAPITALIZATION                                          EMERGING GROWTH
                                                  GROWTH PORTFOLIO         STRATEGIC EQUITY PORTFOLIO    PORTFOLIO - CLASS I SHARES
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................     679,506        449,213      4,326,506      4,155,795        113,922         22,723
    Units purchased and transferred from
      other funding options ................   1,933,756        409,787        825,354      1,084,471         60,907        108,044
    Units redeemed and transferred to
      other funding options ................    (955,686)      (179,494)      (812,255)      (913,760)       (36,229)       (16,845)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................   1,657,576        679,506      4,339,605      4,326,506        138,600        113,922
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                  EQUITY - INCOME              GROWTH PORTFOLIO -         HIGH INCOME PORTFOLIO -
                                             PORTFOLIO - INITIAL CLASS           INITIAL CLASS                 INITIAL CLASS
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................   4,975,705      4,673,632      5,452,202      5,665,365      1,617,430      1,741,360
    Units purchased and transferred from
      other funding options ................     744,220      1,094,546        931,578        935,462        379,718        318,138
    Units redeemed and transferred to
      other funding options ................    (892,839)      (792,473)    (1,187,127)    (1,148,625)      (431,820)      (442,068)
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................   4,827,086      4,975,705      5,196,653      5,452,202      1,565,328      1,617,430
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                             ASSET MANAGER PORTFOLIO -     CONTRAFUND(R) PORTFOLIO -         MID CAP PORTFOLIO -
                                                   INITIAL CLASS                  SERVICE CLASS                SERVICE CLASS 2
                                             --------------------------    --------------------------    --------------------------
                                                 2003           2002           2003           2002           2003           2002
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units beginning of year ................   2,477,663      2,718,170        135,418         43,207             --             --
    Units purchased and transferred from
      other funding options ................     366,755        363,699        349,568        151,662          6,606             --
    Units redeemed and transferred to
      other funding options ................    (520,042)      (604,206)       (47,336)       (59,451)          (319)            --
                                             -----------    -----------    -----------    -----------    -----------    -----------
    Units end of year ......................   2,324,376      2,477,663        437,650        135,418          6,287             --
                                             ===========    ===========    ===========    ===========    ===========    ===========

7.  SCHEDULE OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 (CONTINUED)

                                                      COMBINED
                                             --------------------------
                                                 2003           2002
                                             -----------    -----------

    Units beginning of year ................  67,334,886     58,269,556
    Units purchased and transferred from
      other funding options ................  26,409,164     26,664,596
    Units redeemed and transferred to
      other funding options ................ (20,041,534)   (17,599,266)
                                             -----------    -----------
    Units end of year ......................  73,702,516     67,334,886
                                             ===========    ===========

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of the Travelers Insurance Company and Owners of Variable Life Insurance Contracts of The Travelers Fund UL for Variable Life Insurance:

We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL for Variable Life Insurance as of December 31, 2003 and the related statement of operations for the year then ended and the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The
Travelers Fund UL for Variable Life Insurance as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP


Hartford, Connecticut
March 19, 2004

                       This page intentionally left blank

                       This page intentionally left blank

                              INDEPENDENT AUDITORS
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund UL for Variable Life Insurance or shares of Fund UL's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund UL product(s) for Variable Life Insurance offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

FNDUL (Annual) (12-03) Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholder
The Travelers Insurance Company:


We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.


/s/KPMG LLP

Hartford, Connecticut
February 26, 2004

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)



FOR THE YEAR ENDED DECEMBER 31,                    2003       2002        2001
--------------------------------------------------------------------------------

REVENUES
Premiums                                          $2,327     $1,924      $2,102
Net investment income                              3,058      2,936       2,831
Realized investment gains (losses)                    37       (322)        125
Fee income                                           606        560         537
Other revenues                                       111        136         107
--------------------------------------------------------------------------------
    Total Revenues                                 6,139      5,234       5,702
--------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits              2,102      1,711       1,862
Interest credited to contractholders               1,248      1,220       1,179
Amortization of deferred acquisition costs           501        393         379
General and administrative expenses                  459        407         371
--------------------------------------------------------------------------------
    Total Benefits and Expenses                    4,310      3,731       3,791
--------------------------------------------------------------------------------

Income from operations before federal
  income taxes and cumulative effects
  of changes in accounting principles              1,829      1,503       1,911
--------------------------------------------------------------------------------

Federal income taxes
    Current                                          360        236         471
    Deferred                                         111        185         159
--------------------------------------------------------------------------------
    Total Federal Income Taxes                       471        421         630
--------------------------------------------------------------------------------
Income before cumulative effects of
  changes in accounting principles                 1,358      1,082       1,281

Cumulative effect of change in accounting
  for derivative instruments and
  hedging activities, net of tax                      --         --          (6)
Cumulative effect of change in accounting for
  securitized financial assets, net of tax            --         --          (3)
--------------------------------------------------------------------------------
Net Income                                        $1,358     $1,082      $1,272
================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)



AT DECEMBER 31,                                                2003        2002
--------------------------------------------------------------------------------

ASSETS
Fixed maturities, available for sale at fair value
  (including $2,170 and $2,687 subject to securities
  lending agreements) (cost $40,119; $35,428)                $42,323     $36,434
Equity securities, at fair value (cost $323; $328)               362         332
Mortgage loans                                                 1,886       1,985
Real estate                                                       96          36
Policy loans                                                   1,135       1,168
Short-term securities                                          3,603       4,414
Trading securities, at fair value                              1,707       1,531
Other invested assets                                          5,092       4,909
--------------------------------------------------------------------------------
    Total Investments                                         56,204      50,809
--------------------------------------------------------------------------------

Cash                                                             149         186
Investment income accrued                                        567         525
Premium balances receivable                                      165         151
Reinsurance recoverables                                       4,470       4,301
Deferred acquisition costs                                     4,395       3,936
Separate and variable accounts                                26,972      21,620
Other assets                                                   2,426       1,467
--------------------------------------------------------------------------------
    Total Assets                                             $95,348     $82,995
--------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                         $30,252     $26,634
Future policy benefits and claims                             15,964      15,009
Separate and variable accounts                                26,972      21,620
Deferred federal income taxes                                  2,030       1,448
Trading securities sold not yet purchased, at fair value         637         598
Other liabilities                                              6,136       6,051
--------------------------------------------------------------------------------
    Total Liabilities                                         81,991      71,360
--------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares
  authorized, issued and outstanding                             100         100
Additional paid-in capital                                     5,446       5,443
Retained earnings                                              6,451       5,638
Accumulated other changes in equity from nonowner sources      1,360         454
--------------------------------------------------------------------------------
    Total Shareholder's Equity                                13,357      11,635
--------------------------------------------------------------------------------
    Total Liabilities and Shareholder's Equity               $95,348     $82,995
================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                                FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
COMMON STOCK                                         2003       2002       2001
--------------------------------------------------------------------------------
Balance, beginning of year                         $  100     $  100     $  100
Changes in common stock                                --         --         --
--------------------------------------------------------------------------------
Balance, end of year                               $  100     $  100     $  100
================================================================================

--------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
--------------------------------------------------------------------------------
Balance, beginning of year                         $5,443     $3,864     $3,843
Stock option tax benefit (expense)                      3        (17)        21
Capital contributed by parent                          --      1,596         --
--------------------------------------------------------------------------------
Balance, end of year                               $5,446     $5,443     $3,864
================================================================================

--------------------------------------------------------------------------------
RETAINED EARNINGS
--------------------------------------------------------------------------------
Balance, beginning of year                         $5,638     $5,142     $4,342
Net income                                          1,358      1,082      1,272
Dividends to parent                                  (545)      (586)      (472)
--------------------------------------------------------------------------------
Balance, end of year                               $6,451     $5,638     $5,142
================================================================================

--------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
--------------------------------------------------------------------------------
Balance, beginning of year                         $  454     $   74     $  104
Cumulative effect of accounting for
  derivative instruments and hedging
  activities, net of tax                               --         --        (29)
Unrealized gains, net of tax                          818        455         68
Foreign currency translation, net of tax                4          3         (3)
Derivative instrument hedging activity
  losses, net of tax                                   84        (78)       (66)
--------------------------------------------------------------------------------
Balance, end of year                               $1,360     $  454     $   74
================================================================================

--------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
--------------------------------------------------------------------------------
Net income                                         $1,358     $1,082     $1,272
Other changes in equity from nonowner sources         906        380        (30)
--------------------------------------------------------------------------------
Total changes in equity from nonowner sources      $2,264     $1,462     $1,242
================================================================================

--------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY
--------------------------------------------------------------------------------
Changes in total shareholder's equity              $1,722     $2,455     $  791
Balance, beginning of year                         11,635      9,180      8,389
--------------------------------------------------------------------------------
Balance, end of year                               $13,357    $11,635    $9,180
================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)



FOR THE YEAR ENDED DECEMBER 31,                     2003       2002        2001
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                           $  2,335   $  1,917    $  2,109
   Net investment income received                  2,787      2,741       2,430
   Other revenues received                           335        384         867
   Benefits and claims paid                       (1,270)    (1,218)     (1,176)
   Interest paid to contractholders               (1,226)    (1,220)     (1,159)
   Operating expenses paid                        (1,375)    (1,310)     (1,000)
   Income taxes paid                                (456)      (197)       (472)
   Trading account investments (purchases),
      sales, net                                    (232)        76         (92)
   Other                                             (84)      (105)       (227)
--------------------------------------------------------------------------------
      Net Cash Provided by Operating Activities      814      1,068       1,280
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                             7,446      4,459       3,706
      Mortgage loans                                 358        374         455
   Proceeds from sales of investments
      Fixed maturities                            15,078     15,472      14,110
      Equity securities                              124        212         112
      Real estate held for sale                        5         26           6
   Purchases of investments
      Fixed maturities                           (26,766)   (23,623)    (22,556)
      Equity securities                             (144)      (134)        (50)
      Mortgage loans                                (317)      (355)       (287)
   Policy loans, net                                  34         39          41
   Short-term securities purchases, net              814     (1,320)       (914)
   Other investments (purchases), sales, net         108        (69)        103
   Securities transactions in course of
      settlement, net                               (618)       529       1,086
--------------------------------------------------------------------------------
      Net Cash Used in Investing Activities       (3,878)    (4,390)     (4,188)
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Contractholder fund deposits                    8,326      8,505       8,308
   Contractholder fund withdrawals                (4,754)    (4,729)     (4,932)
   Capital contribution by parent                     --        172          --
   Dividends to parent company                      (545)      (586)       (472)
--------------------------------------------------------------------------------
      Net Cash Provided by Financing Activities    3,027      3,362       2,904
--------------------------------------------------------------------------------
Net increase (decrease) in cash                      (37)        40          (4)
Cash at December 31, previous year                   186        146         150
--------------------------------------------------------------------------------
Cash at December 31, current year               $    149   $    186    $    146
================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     BASIS OF PRESENTATION

     The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of Citigroup Insurance Holding Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company
     (NBL). Significant intercompany transactions and balances have been eliminated. The Company consolidates entities deemed to be variable interest entities when the Company is determined to be the primary beneficiary under Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN
     46).

     At December 31, 2001, the Company was a wholly owned subsidiary of The Travelers Insurance Group, Inc. (TIGI). On February 4, 2002, TIGI changed its name to Travelers Property Casualty Corp. (TPC). TPC completed its initial public offering (IPO) on March 27, 2002 and on August 20, 2002 Citigroup made a tax-free distribution of the majority of its remaining interest in TPC, to Citigroup's stockholders. Prior to the IPO, the common stock of TIC was distributed by TPC to CIHC so that TIC would remain an indirect wholly owned subsidiary of Citigroup. See Note 14.

     The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     Certain prior year amounts have been reclassified to conform to the 2003 presentation.

     ACCOUNTING CHANGES

     CONSOLIDATION OF VARIABLE INTEREST ENTITIES

     In January 2003, the FASB released FIN 46, which changes the method of determining whether certain entities, including securitization entities, should be included in the Company's consolidated financial statements. An entity is subject to FIN 46 and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities and noncontrolling interest of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. TIC elected to implement the provisions of FIN 46 in the 2003 third quarter, resulting in the consolidation of VIEs, increasing both assets and liabilities by approximately $407 million.

     The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated. The FASB continues to provide additional guidance on implementing FIN 46 through FASB Staff Positions.

     In December 2003, the FASB released a revision of FIN 46 (FIN 46-R or the interpretation), which includes substantial changes from the original. The calculation of expected losses and expected residual returns have both been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, FIN 46-R changes the definition of a variable interest. The interpretation permits adoption of either the original or the revised versions of FIN 46 until the first quarter of 2004, at which time FIN 46-R must be adopted. For 2003 year-end, the Company's consolidated financial statements are in accordance with the original.

     The Company is evaluating the impact of applying FIN 46-R to existing VIEs in which it has variable interests and has not yet completed this analysis. At this time, it is anticipated that the effect of adopting FIN 46-R on the Company's consolidated balance sheet would be immaterial. As the Company continues to evaluate the impact of applying FIN 46-R, additional entities may be identified that would need to be consolidated. See Note 3.

     DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have a significant impact on the Company's consolidated financial statements.

     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

     On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not affect the Company's consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     STOCK-BASED COMPENSATION

     The Company and its employees participate in stock option plans of Citigroup. On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), prospectively for all awards granted, modified, or settled after January 1, 2003. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," issued in December 2002. SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Prior to January 1, 2003, the Company applied Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for its stock-based compensation plans. Under APB 25, there is generally no charge to earnings for employee stock option awards because the options granted under these plans have an exercise price equal to the market value of the underlying common stock on the grant date. Similar to APB 25, an offsetting increase to shareholder's equity under SFAS 123 is recorded equal to the amount of compensation expense charged.

     Had the Company applied SFAS 123 prior to 2003 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

     ---------------------------------------------------------------------------
     YEAR ENDED DECEMBER 31,                             2003     2002     2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------
     Compensation expense related to    As reported        $2      $--      $--
     stock option plans, net of  tax    Pro forma           7        9       15
     ---------------------------------------------------------------------------
     Net income                         As reported    $1,358   $1,082   $1,272
                                        Pro forma       1,353    1,073    1,257
     ---------------------------------------------------------------------------

     BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

     Effective January 1, 2002, the Company adopted the FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

     ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     Effective January 1, 2001, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. The cumulative effect of the adoption of SFAS 133 was an after-tax charge of $6 million included in net income and an after-tax charge of $29 million to accumulated other changes in equity from nonowner sources.

     RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN SECURITIZED FINANCIAL ASSETS

     In April 2001, the Company adopted the FASB Emerging Issues Task Force
     (EITF) 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and impairment on certain investments, e.g., certain asset-backed securities. The recognition of impairment resulting from the adoption of EITF 99-20 was recorded as a cumulative catch-up adjustment. Interest income on a beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. As a result of adopting EITF 99-20, the Company recorded an after-tax charge of $3 million in the consolidated statement of income. The implementation of this EITF did not have a significant impact on the Company's consolidated financial statements.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

     In July 2003, Statement of Position 03-01 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-01) was released. SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders. SOP 03-01 is effective for financial statements for fiscal years beginning after December 15, 2003. The adoption of SOP 03-01 will not have a material impact on the Company's consolidated financial statements.

     CONSOLIDATION OF VARIABLE INTEREST ENTITIES

     In December 2003, the FASB released a revision of FIN 46 (FIN 46-R). See "Consolidation of Variable Interest Entities" in the "Accounting Changes" section of this Note for a discussion of FIN 46-R.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     ACCOUNTING POLICIES

     INVESTMENTS

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see Note 3), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Changes in assumptions could affect the fair values of fixed maturities. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

     Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investments effective yield and impairment for other-than-temporary losses in value are based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market.

     Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an impairment for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. These impairments were insignificant at December 31, 2003 and 2002.

     Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

     Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

     Other invested assets include equity investments, partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock, which is recorded at cost. See Note 13.

     Accrual of investment income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies. (See Note 11 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other assets, derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

     To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

     For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The Company primarily hedges available-for-sale securities.

     For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder's equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the change in fair value is immediately included in realized investment gains and losses. The Company primarily hedges foreign-denominated funding agreements and floating rate available-for-sale securities.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder's equity. The ineffective portion is reflected in realized investment gains and losses.

     The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

     For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the end-user derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

     The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivative contracts are carried at fair value, with changes in value reflected in realized investment gains and losses.

     FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

     The Company bifurcates an embedded derivative where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

     The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

     The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Impairments are realized when investment losses in

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other- than-temporary losses exist. Changing economic conditions - global, regional, or related to specific issuers or industries
     - could result in other-than-temporary losses. Also included in pre-tax revenues are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

     DEFERRED ACQUISITION COSTS

     Costs of acquiring traditional life and health insurance, universal life, corporate owned life insurance (COLI), deferred annuities and payout annuities are deferred. These deferred acquisition costs (DAC) include principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of deferred acquisition costs varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

     DAC for deferred annuities, both fixed and variable, and payout annuities is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business. DAC for these products is currently being amortized over 10-15 years.

     DAC for universal life and COLI is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97. Actual profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income. DAC for these products is currently being amortized over 16-25 years.

     DAC relating to traditional life, including term insurance, and health insurance is amortized in relation to anticipated premiums per SFAS 60. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy. DAC for these products is currently being amortized over 5-20 years.

     All DAC is reviewed at least annually to determine if it is recoverable from future income, including investment income, and if not recoverable, is charged to expenses. All other acquisition expenses are charged to operations as incurred. See Note 5.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     VALUE OF INSURANCE IN FORCE

     The value of insurance in force is an asset that represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance is amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See
     Note 5.

     SEPARATE AND VARIABLE ACCOUNTS

     Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at fair value.

     Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

     GOODWILL AND INTANGIBLE ASSETS

     Goodwill and intangible assets are included in other assets. Prior to the adoption of FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142) in the first quarter of 2002, goodwill was being amortized on a straight-line basis principally over a 40-year period. The carrying amount of goodwill and other intangible assets is reviewed at least annually for indication of impairment in value that in the view of management would be other-than-temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

     Upon adoption of SFAS 141 and SFAS 142, the Company stopped amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets are subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent receipts from the issuance of universal life, COLI, pension investment, guaranteed investment contracts (GICs), and certain deferred annuity contracts. For universal life and COLI contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued, where one or more of these elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

     charged to the contractholder. Interest rates credited to contractholder funds related to universal life and COLI range from 3.50% to 5.95%, with a weighted average interest rate of 4.52%.

     Pension investment, GICs and certain annuity contracts do not contain significant insurance risks and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to those investment type contracts range from 1.00% to 8.05% with a weighted average interest rate of 4.46%.

     FUTURE POLICY BENEFITS

     Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life product. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 2.0% to 9.0% with a weighted average of 7.02% for these products. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 2.5% to 7.0%, with a weighted average of 5.23%. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

     GUARANTY FUND AND OTHER INSURANCE RELATED ASSESSMENTS

     Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2003 and 2002, the Company had a liability of $22.5 million and $22.6 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.6 million and $4.2 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

     PREMIUMS

     Premiums are recognized as revenue when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

     FEE INCOME

     Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

     OTHER REVENUES

     Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received. Also included are revenues from unconsolidated non-insurance subsidiaries. Amortization of deferred income related to reinsured blocks of business are recognized in relation to anticipated premiums and are reported in other revenues.

     CURRENT AND FUTURE INSURANCE BENEFITS

     Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

     INTEREST CREDITED TO CONTRACTHOLDERS

     Interest credited to contractholders represents amounts earned by universal life, COLI, pension investment, GICs and certain deferred annuity contracts in accordance with contract provisions.

     FEDERAL INCOME TAXES

     The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.


     2.   OPERATING SEGMENTS

     The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

     TRAVELERS LIFE & ANNUITY (TLA) core offerings include individual annuity, individual life, COLI and group annuity insurance products distributed by TIC and TLAC principally under the Travelers Life & Annuity name. Among the range of individual products offered are deferred fixed and variable
     annuities,   payout  annuities  and  term,   universal  and  variable  life
     insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including GICs, payout annuities, group annuities sold to employer-sponsored retirement and savings plans, structured settlements and funding agreements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The PRIMERICA business segment consolidates the businesses of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica business segment offers individual life products, primarily term insurance, to customers through a sales force of approximately 107,000 representatives. A great majority of the domestic licensed sales force works on a part-time basis.

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1). The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     ($ IN MILLIONS)
     REVENUES BY SEGMENT                           2003       2002        2001
                                                  ------     ------      ------
     TLA                                         $ 4,479    $ 3,653     $ 4,089
     Primerica                                     1,660      1,581       1,613
                                                 -------    -------     -------
     Total Revenues                              $ 6,139    $ 5,234     $ 5,702
                                                 =======    =======     =======

     NET INCOME BY SEGMENT
     TLA                                         $   918    $   673     $   826
     Primerica                                       440        409         446
                                                 -------    -------     -------
     Net Income                                  $ 1,358    $ 1,082     $ 1,272
                                                 =======    =======     =======

     ASSETS BY SEGMENT
     TLA                                         $85,881    $74,562     $69,836
     Primerica                                     9,467      8,433       8,030
                                                 -------    -------     -------
     Total segments                              $95,348    $82,995     $77,866
                                                 =======    =======     =======

The following tables contain key segment measurements.

     BUSINESS SEGMENT INFORMATION:
    ----------------------------------------------------------------------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2003
      ($ IN MILLIONS)                                         TLA      PRIMERICA
    ----------------------------------------------------------------------------
     Premiums                                               $1,082       $1,245
     Net investment income                                   2,743          315
     Interest credited to contractholders                    1,248           --
     Amortization of deferred acquisition costs                266          235
     Expenditures for deferred acquisition costs               583          377
     Federal income taxes                                      240          231

     BUSINESS SEGMENT INFORMATION:
    ----------------------------------------------------------------------------
      FOR THE YEAR
      ENDED DECEMBER 31, 2002
      ($ IN MILLIONS)                                         TLA      PRIMERICA
    ----------------------------------------------------------------------------
     Premiums                                               $  730       $1,194
     Net investment income                                   2,646          290
     Interest credited to contractholders                    1,220           --
     Amortization of deferred acquisition costs                174          219
     Expenditures for deferred acquisition costs               556          323
     Federal income taxes                                      212          209

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


    ----------------------------------------------------------------------------
      FOR THE YEAR
      ENDED DECEMBER 31, 2001
      ($ IN MILLIONS)                                         TLA      PRIMERICA
    ----------------------------------------------------------------------------
     Premiums                                               $  957       $1,145
     Net investment income                                   2,530          301
     Interest credited to contractholders                    1,179           --
     Amortization of deferred acquisition costs                171          208
     Total expenditures for deferred acquisition costs         553          298
     Federal income taxes                                      394          236

     The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues. Deposits represent a statistic integral to managing TLA operations, which management uses for measuring business volumes, and may not be comparable to similarly captioned measurements used by other life insurance companies. For the years ended December 31, 2003, 2002 and 2001, deposits collected amounted to $12.0 billion, $11.9 billion and $13.1 billion, respectively.

     The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

     The Company had no transactions with a single customer representing 10% or more of its revenue.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


3.   INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of investments in fixed maturities were as follows:

     --------------------------------------------------------------------------------------------------------
                                                                         GROSS           GROSS
     DECEMBER 31, 2003                                    AMORTIZED    UNREALIZED       UNREALIZED    FAIR
     ($ IN MILLIONS)                                        COST         GAINS           LOSSES       VALUE
     --------------------------------------------------------------------------------------------------------
     AVAILABLE FOR SALE:

        Mortgage-backed securities - CMOs and
        pass-through securities                           $ 8,061       $  326            $ 18      $ 8,369

        U.S. Treasury securities and obligations
        of U.S. Government and government
        agencies and authorities                            2,035           22              12        2,045

        Obligations of states, municipalities and
        political subdivisions                                379           21               2          398

        Debt securities issued by foreign governments         690           51               1          740

        All other corporate bonds                          23,098        1,507              64       24,541

        Other debt securities                               5,701          377              22        6,056

        Redeemable preferred stock                            155           20               1          174
     --------------------------------------------------------------------------------------------------------
           Total Available For Sale                       $40,119       $2,324            $120      $42,323
     --------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------
                                                                         GROSS           GROSS
     DECEMBER 31, 2002                                    AMORTIZED    UNREALIZED       UNREALIZED    FAIR
     ($ IN MILLIONS)                                        COST         GAINS           LOSSES       VALUE
     --------------------------------------------------------------------------------------------------------
     AVAILABLE FOR SALE:

        Mortgage-backed securities - CMOs and
        pass-through securities                           $ 6,975       $  434            $  2      $ 7,407

        U.S. Treasury securities and obligations
        of U.S. Government and government
        agencies and authorities                            2,402           39              19        2,422

        Obligations of states, municipalities and
        political subdivisions                                297           22              --
                                                                                                        319
        Debt securities issued by foreign governments
                                                              365           30               2          393
        All other corporate bonds                          20,894          982             608       21,268

        Other debt securities                               4,348          229              66        4,511

        Redeemable preferred stock                            147            1              34          114
     --------------------------------------------------------------------------------------------------------
           Total Available For Sale                       $35,428       $1,737            $731      $36,434
     --------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Proceeds from sales of fixed maturities classified as available for sale were $15.1 billion, $15.5 billion and $14.1 billion in 2003, 2002 and 2001, respectively. Gross gains of $476 million, $741 million and $633 million and gross losses of $394 million, $309 million and $273 million in 2003, 2002 and 2001, respectively, were realized on those sales. Additional losses of $110 million, $639 million and $153 million in 2003, 2002 and 2001, respectively, were realized due to other-than-temporary losses in value. Impairment activity increased significantly beginning in the fourth quarter of 2001 and continued throughout 2002. Impairments were concentrated in telecommunication and energy company investments.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $6.4 billion and $5.1 billion at December 31, 2003 and 2002, respectively.

     The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


     ---------------------------------------------------------------------------
                                                    AMORTIZED             FAIR
     ($ IN MILLIONS)                                   COST              VALUE
     ---------------------------------------------------------------------------
     MATURITY:
          Due in one year or less                    $ 2,532           $ 2,582
          Due after 1 year through 5 years            11,559            12,188
          Due after 5 years through 10 years           9,866            10,561
          Due after 10 years                           8,101             8,623
     ---------------------------------------------------------------------------
                                                      32,058            33,954
     ---------------------------------------------------------------------------
          Mortgage-backed securities                   8,061             8,369
     ---------------------------------------------------------------------------
              Total Maturity                         $40,119           $42,323
     ---------------------------------------------------------------------------


     The  Company  makes  investments  in  collateralized  mortgage  obligations
     (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2003 and 2002, the Company held CMOs classified as available for sale with a fair value of $5.2 billion and $4.7 billion, respectively. Approximately 30% and 35%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2003 and 2002. In addition, the Company held $3.0 billion and $2.6 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2003 and 2002, respectively. All of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests it in the Company's short-term money market pool (See Note 13). The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2003 and 2002, the Company held cash collateral of $2.4 billion and $2.8 billion, respectively.

     The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices.

     These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. The liability is classified as other liabilities in the consolidated balance sheets and fluctuates based upon the timing of the repayments. The balances were insignificant at December 31, 2003 and 2002.


     EQUITY SECURITIES

     The cost and fair values of investments in equity securities were as follows:

     ---------------------------------------------------------------------------
                                                    GROSS      GROSS
     EQUITY SECURITIES:                          UNREALIZED  UNREALIZED   FAIR
     ($ IN MILLIONS)                      COST      GAINS      LOSSES    VALUE
     ---------------------------------------------------------------------------

     DECEMBER 31, 2003
        Common stocks                     $109       $27          $2      $134
        Non-redeemable preferred stocks    214        14          --       228
     ---------------------------------------------------------------------------
           Total Equity Securities        $323       $41          $2      $362
     ---------------------------------------------------------------------------

     DECEMBER 31, 2002
        Common stocks                      $48        $8          $6       $50
        Non-redeemable preferred stocks    280         9           7       282
     ---------------------------------------------------------------------------
           Total Equity Securities        $328       $17         $13      $332
     ---------------------------------------------------------------------------

     Proceeds from sales of equity securities were $124 million, $212 million and $112 million in 2003, 2002 and 2001, respectively. Gross gains of $23 million, $8 million and $10 million and gross losses of $2 million, $4 million and $13 million in 2003, 2002 and 2001, respectively, were realized on those sales. Additional losses of $11 million, $19 million and $96 million in 2003, 2002 and 2001, respectively, were realized due to other-than-temporary losses in value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

     At December 31, 2003, the cost of approximately 670 investments in fixed maturity and equity securities exceeded their fair value by $122 million. Of the $122 million, $91 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 78% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $29 million and 38% of these are rated investment grade. The gross unrealized loss on equity securities was $2 million at December 31, 2003.

     Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2003 are temporary in nature. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

     o Identification and evaluation of investments that have possible indications of impairment;

     o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of the length of time the investment has been in an unrealized loss position;

     o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

     o Documentation of the results of these analyses, as required under business policies.

     The table below shows the fair value of investments in fixed maturities and equity securities in an unrealized loss position at December 31, 2003:

                                                                     Gross Unrealized Losses
                                                                     -----------------------
                                                            Less Than One Year        One Year or Longer             Total
                                                       -----------------------------------------------------------------------------
                                                                          Gross                     Gross                    Gross
                                                            Fair     Unrealized        Fair    Unrealized        Fair   Unrealized
  ($ IN MILLIONS)                                          Value         Losses       Value        Losses       Value       Losses
------------------------------------------------------------------------------------------------------------------------------------
  Fixed maturity securities available-for-sale:
  Mortgage-backed securities-CMOs and
     pass-through securities                              $1,182            $18        $ 17           $--      $1,199         $ 18
  U.S. Treasury securities and obligations of U.S.
     Government and government agencies and authorities    1,180             12          --            --       1,180           12
  Obligations of states, municipalities and political
     subdivisions                                             45              2          --            --          45            2
  Debt securities issued by foreign governments               55              1          --            --          55            1
  All other corporate bonds                                1,793             39         503            25       2,296           64
  Other debt securities                                      755             18          89             3         844           22
  Redeemable preferred stock                                  12              1          11             1          23            1
------------------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                                  $5,022            $91        $620           $29      $5,642         $120
  Equity securities                                       $   25            $ 1        $  5           $ 1      $   30         $  2
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     MORTGAGE LOANS AND REAL ESTATE

     At December 31, 2003 and 2002, the Company's mortgage loan and real estate portfolios consisted of the following:

     ---------------------------------------------------------------------------
     ($ IN MILLIONS)                                     2003            2002
     ---------------------------------------------------------------------------

     Current Mortgage Loans                            $1,841          $1,941
     Underperforming Mortgage Loans                        45              44
     ---------------------------------------------------------------------------
          Total Mortgage Loans                          1,886           1,985
     ---------------------------------------------------------------------------

     Real Estate - Foreclosed                              63              17
     Real Estate - Investment                              33              19
     ---------------------------------------------------------------------------
          Total Real Estate                                96              36
     ---------------------------------------------------------------------------
          Total Mortgage Loans and Real Estate         $1,982          $2,021
     ===========================================================================



     Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     Aggregate annual maturities on mortgage loans at December 31, 2003 are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

     -----------------------------------------------------------------------
     YEAR ENDING DECEMBER 31,
     ($ IN MILLIONS)
     -----------------------------------------------------------------------
     2004                                                       $ 173
     2005                                                         107
     2006                                                         347
     2007                                                         131
     2008                                                         141
     Thereafter                                                   987
     -----------------------------------------------------------------------
          Total                                                $1,886
     =======================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     TRADING SECURITIES

     Trading securities of the Company are held primarily in Tribeca Citigroup Investments Ltd. The assets and liabilities are valued at fair value as follows:


       ($ IN MILLIONS)                     Fair value as of     Fair value as of
       ---------------                     December 31, 2003   December 31, 2002
                                           -----------------   -----------------

       ASSETS
          Trading securities
             Convertible bond arbitrage         $1,447              $1,442
             Other                                 260                  89
                                                ------              ------
                                                $1,707              $1,531
                                                ======              ======

       LIABILITIES
          Trading securities sold not
          yet purchased
             Convertible bond arbitrage           $629                $520
             Other                                   8                  78
                                                ------              ------
                                                  $637                $598
                                                ======              ======

     The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. See Note 11.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     OTHER INVESTED ASSETS

     Other invested assets are composed of the following:

     --------------------------------------------------------------------------
     ($ IN MILLIONS)                                       2003           2002
     --------------------------------------------------------------------------
     Investment in Citigroup Preferred Stock            $3,212         $3,212
     Private equity and arbitrage investments            1,315          1,006
     Real estate investments                               327            390
     Derivatives                                           182            263
     Other                                                  56             38
     --------------------------------------------------------------------------
     Total                                              $5,092         $4,909
     --------------------------------------------------------------------------

     CONCENTRATIONS

     At December 31, 2003 and 2002, the Company had an investment in Citigroup Preferred Stock of $3.2 billion. See Note 13.

     The Company both maintains and participates in a short-term investment pool for its insurance affiliates. See Note 13.

     The Company had concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, in the following industries:

     --------------------------------------------------------------------------
     ($ IN MILLIONS)                                      2003           2002
     --------------------------------------------------------------------------
     Finance                                            $5,056         $3,681
     Electric Utilities                                  3,552          3,979
     Banking                                             2,830          1,900
     --------------------------------------------------------------------------

     The Company held investments in foreign banks in the amount of $1,018 million and $869 million at December 31, 2003 and 2002, respectively, which are included in the table above. The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the categories of the preceding table include $1,118 million and $878 million in Electric Utilities at December 31, 2003 and 2002, respectively. Below investment grade assets in Finance and Banking were insignificant at December 31, 2003 and 2002. Total below investment grade assets were $5.2 billion and $3.8 billion at December 31, 2003 and 2002, respectively.

     Included in mortgage loans were the following group concentrations:

     --------------------------------------------------------------------------
     ($ IN MILLIONS)                                      2003           2002
     --------------------------------------------------------------------------
     STATE
     California                                           $732           $788

     PROPERTY TYPE
     Agricultural                                       $1,025         $1,212
     --------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     NON-INCOME PRODUCING INVESTMENTS

     Investments   included  in  the  consolidated   balance  sheets  that  were
     non-income producing amounted to $104.4 million and $58.5 million at December 31, 2003 and 2002, respectively.

     RESTRUCTURED INVESTMENTS

     The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2003 and 2002. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2003, 2002 and 2001. Interest on these assets, included in net investment income, was also insignificant in 2003, 2002 and 2001.

     NET INVESTMENT INCOME

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,          2003          2002          2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------

     GROSS INVESTMENT INCOME
          Fixed maturities                 $2,465        $2,359        $2,328
          Mortgage loans                      158           167           210
          Trading                             222             9           131
          Other invested assets                58           203            71
          Citigroup Preferred Stock           203           178            53
          Other, including policy loans        82           104           165
     ---------------------------------------------------------------------------
     Total gross investment income          3,188         3,020         2,958
     ---------------------------------------------------------------------------
     Investment expenses                      130            84           127
     ---------------------------------------------------------------------------
     Net Investment Income                 $3,058        $2,936        $2,831
     ---------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

     Net realized investment gains (losses) for the periods were as follows:

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,                  2003      2002     2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------

     REALIZED INVESTMENT GAINS (LOSSES)
        Fixed maturities                              $(28)    $(207)     $207
        Equity securities                               10       (15)      (99)
        Mortgage loans                                 (14)       --         5
        Real estate held for sale                        1         8         3
        Other invested assets                           49       (19)       --
        Derivatives                                     20       (87)       14
        Other                                           (1)       (2)       (5)
     ---------------------------------------------------------------------------
           Total realized investment gains (losses)    $37     $(322)     $125
     ---------------------------------------------------------------------------

     Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,                     2003     2002     2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------

     UNREALIZED INVESTMENT GAINS (LOSSES)
        Fixed maturities                               $1,198   $  664   $   85
        Equity securities                                  35        3       40
        Other                                               6       31      (20)
     ---------------------------------------------------------------------------
           Total unrealized investment gains (losses)   1,239      698      105
     ---------------------------------------------------------------------------
        Related taxes                                     421      243       37
     ---------------------------------------------------------------------------
        Change in unrealized investment gains (losses)    818      455       68
        Balance beginning of year                         626      171      103
     ---------------------------------------------------------------------------
           Balance end of year                         $1,444   $  626   $  171
     ---------------------------------------------------------------------------

     VARIABLE INTEREST ENTITIES

     In January 2003, the FASB released FIN 46, which changes the method of determining whether certain entities, including securitization entities, should be included in the Company's consolidated financial statements.

     The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated. In December 2003, the FASB released a revision of FIN 46 (FIN 46-R or the interpretation), which includes substantial changes from the original. The calculation of expected losses and expected residual returns have both been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, FIN 46-R changes the definition of a variable interest. The interpretation permits adoption of either the original or the revised versions of FIN 46 until the first quarter of 2004, at which time FIN 46-R must be adopted. For 2003 year-end, the Company's consolidated financial statements are in accordance with the original. (See "Consolidation of Variable Interest Entities" in the "Accounting Changes" section of Note 1.)

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The following table represents the carrying amounts and classification of consolidated assets that are collateral for VIE obligations. The assets in this table represent two investment vehicles that the Company was involved with prior to February 1, 2003. These two VIEs are a collateralized debt obligation and a real estate joint venture:

          $ IN MILLIONS                              DECEMBER 31, 2003
          ---------------------------------------------------------------
           Investments                                       $ 400
           Cash                                                 11
           Other                                                 4
                                              ---------------------------
           Total assets of consolidated VIEs                 $ 415
          ---------------------------------------------------------------

     The debt holders of these VIEs have no recourse to the Company. The Company's maximum exposure to loss is limited to its investment of approximately $8 million. The Company regularly becomes involved with VIEs through its investment activities. This involvement is generally restricted to small passive debt and equity investments.

     4.   REINSURANCE

     Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT), coinsurance and modified coinsurance. Reinsurance involves credit risk and the Company monitors the financial condition of these reinsurers on an ongoing basis. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Since 1997 the majority of universal life business has been reinsured under an 80%/20% YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program.
     Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $356.3 billion and $321.9 billion at December 31, 2003 and 2002, respectively.

     Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $226.8 million, $231.8 million and $233.3 million in 2003, 2002 and 2001, respectively, and earned premiums ceded were $226.7 million, $233.8 million and $240.1 million in 2003, 2002 and 2001, respectively.

     On January 3, 1995, the Company sold its group life business to The Metropolitan Life Insurance Company (MetLife) under the form of an indemnity insurance arrangement. Premiums written and earned in 2003, 2002 and 2001 were insignificant.

                  TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Prior to April 1, 2001, the Company also reinsured substantially all of the guaranteed minimum death benefit (GMDB) on its variable annuity product. Total variable annuity account balances with GMDB were $23.5 billion, of which $12.9 billion, or 55%, was reinsured, and $19.1 billion, of which $12.4 billion, or 65%, was reinsured at December 31, 2003 and 2002, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $1.7 billion, of which $1.4 billion, or 81%, is reinsured and $4.6 billion, of which $3.8 billion, or 82%, is reinsured at December 31, 2003 and 2002, respectively.

     TIC writes workers' compensation business. This business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of TPC.

     A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

                                             FOR THE YEARS ENDING DECEMBER 31,
     WRITTEN PREMIUMS                         2003          2002          2001
     ---------------------------------------------------------------------------

     Direct                                 $2,979        $2,610        $2,848
     Assumed                                     1            --             1
     Ceded to:
        The Travelers Indemnity Company          2           (83)         (146)
        Other companies                       (638)         (614)         (591)
     ---------------------------------------------------------------------------
     Total Net Written Premiums             $2,344        $1,913        $2,112
     ===========================================================================

     EARNED PREMIUMS                          2003          2002          2001
     ---------------------------------------------------------------------------

     Direct                                 $3,001        $2,652        $2,879
     Assumed                                     1            --             1
     Ceded to:
        The Travelers Indemnity Company        (21)         (109)         (180)
        Other companies                       (654)         (619)         (598)
     ---------------------------------------------------------------------------
     Total Net Earned Premiums              $2,327        $1,924        $2,102
     ===========================================================================

     The Travelers Indemnity Company was an affiliate in 2001 and for part of 2002. See Note 14.

     Reinsurance recoverables at December 31, 2003 and 2002 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

     REINSURANCE RECOVERABLES                2003         2002
     -----------------------------------------------------------
     Life and accident and health business $2,885       $2,589
     Property-casualty business:
          The Travelers Indemnity Company   1,585        1,712
     -----------------------------------------------------------
     Total Reinsurance Recoverables        $4,470       $4,301
     ===========================================================

     Reinsurance recoverables for the life and accident and health business include $1,617 million and $1,351 million at December 31, 2003 and 2002, respectively, from General Electric Capital Assurance Company. Assets collateralizing these receivables are held in trust for the purpose of paying Company claims.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Reinsurance recoverables also include $435 million and $472 million at December 31, 2003 and 2002, respectively, from MetLife.

     5.   INTANGIBLE ASSETS

     The  Company's  intangible  assets  are  DAC,  goodwill  and the  value  of
     insurance  in  force.   DAC  and  the  value  of  insurance  in  force  are
     amortizable. The following is a summary of capitalized DAC by type.

                                   Deferred &            Traditional
                                     Payout      UL &      Life &
     In millions of dollars         Annuities    COLI      Other         Total
     ---------------------------------------------------------------------------
     Balance January 1, 2002         $1,137      $430        $1,894     $3,461

     Deferred expenses & other          347       172           349        868
     Amortization expense              (142)      (24)         (238)      (404)
     Underlying lapse and
       interest rate adjustment          22        --            --         22
     Amortization related to SFAS
       91 reassessment                  (11)       --            --        (11)
                                   ---------------------------------------------
     Balance December 31, 2002        1,353       578         2,005      3,936

     Deferred expenses & other          340       221           399        960
     Amortization expense              (212)      (33)         (256)      (501)
                                   ---------------------------------------------
     Balance December 31, 2003       $1,481      $766        $2,148     $4,395
     ---------------------------------------------------------------------------

     The value of insurance in force totaled $112 million and $130 million at December 31, 2003 and 2002, respectively, and is included in other assets. Amortization expense on the value of insurance in force was $18 million, $25 million and $26 million for the year ended December 31, 2003, 2002 and 2001, respectively. Amortization expense related to the value of insurance in force is estimated to be $18 million in 2004, $17 million in 2005, $14 million in 2006, $12 million in 2007 and $8 million in 2008. In 2002 there was an opening balance sheet reclassification between DAC and the value of insurance in force in the amount of $11 million. This had no impact on results of operations or shareholder's equity.

     The Company stopped amortizing goodwill on January 1, 2002. During 2001, the Company reversed $8 million of negative goodwill. Net income adjusted to exclude the impact of goodwill amortization for the year ended December 31, 2001 is as follows:


                                                  Year Ended
      ($ IN MILLIONS)                            December 31, 2001
                                                 -----------------
     Net income:
         Reported net income                          $1,272
         Negative goodwill reversal                       (8)
         Goodwill amortization                             7
                                                      ------
         Adjusted net income                          $1,271
                                                      ======

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     6.   DEPOSIT FUNDS AND RESERVES

     At December 31, 2003 and 2002, the Company had $43.5 billion and $38.8 billion, respectively, of life and annuity deposit funds and reserves. Of that total, $24.7 billion and $21.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $18.8 billion and $17.0 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $7.0 billion and $5.7 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $6.1 billion and $5.5 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 5.0% and 4.7%, respectively. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.7 billion and $5.8 billion of liabilities are surrenderable without charge. Approximately 10.0% of these relate to individual life products for each of 2003 and 2002. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

     Included in contractholder funds and in the preceding paragraph are GICs totaling $14.4 billion. The scheduled maturities for these GICs, including interest, are $4.808 billion, $1.333 billion, $1.665 billion, $1.182 billion, $1.149 billion and $2.415 billion in 2004, 2005, 2006, 2007, 2008 and thereafter, respectively. These GICs have a weighted average interest rate of 4.07% at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     7.   FEDERAL INCOME TAXES

     EFFECTIVE TAX RATE
     ($ IN MILLIONS)

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,        2003           2002          2001
     ---------------------------------------------------------------------------
     Income before federal income taxes   $1,829         $1,503        $1,911
     Statutory tax rate                       35%            35%           35%
     ---------------------------------------------------------------------------
     Expected federal income taxes           640            526           669
     Tax effect of:
          Non-taxable investment income      (91)           (62)          (20)
          Tax reserve release                (79)           (43)          (18)
          Other, net                           1             --            (1)
     ---------------------------------------------------------------------------
     Federal income taxes                 $  471         $  421        $  630
     ===========================================================================
     Effective tax rate                       26%            28%           33%
     ---------------------------------------------------------------------------


     COMPOSITION OF FEDERAL INCOME TAXES
     Current:
          United States                     $330           $217          $424
          Foreign                             30             19            47
     ---------------------------------------------------------------------------
          Total                              360            236           471
     ---------------------------------------------------------------------------
     Deferred:
          United States                      108            182           166
          Foreign                              3              3            (7)
     ---------------------------------------------------------------------------
          Total                              111            185           159
     ---------------------------------------------------------------------------
     Federal income taxes                   $471           $421          $630
     ===========================================================================


     Additional tax benefits (expense) attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2003, 2002 and 2001 were $3 million, $(17) million and $21 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The net deferred tax liability at December 31, 2003 and 2002 was comprised of the tax effects of temporary differences related to the following assets and liabilities:

     ---------------------------------------------------------------------------
     ($ IN MILLIONS)                                   2003             2002
     ---------------------------------------------------------------------------

     Deferred Tax Assets:
        Benefit, reinsurance and other reserves     $   574          $    422
        Operating lease reserves                         52                57
        Employee benefits                               201               199
        Other                                           392               289
     ---------------------------------------------------------------------------
           Total                                      1,219               967
     ---------------------------------------------------------------------------

     Deferred Tax Liabilities:
        Deferred acquisition costs and value
          of insurance in force                      (1,225)          (1,097)
        Investments, net                             (1,795)          (1,180)
        Other                                          (229)            (138)
     ---------------------------------------------------------------------------
           Total                                     (3,249)          (2,415)
     ---------------------------------------------------------------------------
     Net Deferred Tax Liability                     $(2,030)         $(1,448)
     ---------------------------------------------------------------------------

     The Company and its subsidiaries file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the
     Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement.

     TIC had $52 million and $156 million payable to Citigroup at December 31, 2003 and 2002, respectively, related to the Agreement.

     At December 31, 2003 and 2002, the Company had no ordinary or capital loss carryforwards.

     The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     8.   SHAREHOLDER'S EQUITY

     SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

     The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $1,104 million, $256 million and $330 million for the years ended December 31, 2003, 2002 and 2001, respectively. The Company's statutory capital and surplus was $7.6 billion and $6.9 billion at December 31, 2003 and 2002, respectively.

     Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of
     Insurance Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL - VERSION EFFECTIVE JANUARY 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Permitted Statutory Accounting Practices in Note 1). The impact of this change on the Company's statutory capital and surplus was not significant. The impact of this change on statutory net income was $119 million in 2001, related to recording equity method investment earnings as unrealized gains versus net investment income.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $845 million is available by the end of the year 2004 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. In accordance with the Connecticut statute, TLAC, after reducing its unassigned funds (surplus) by 25% of the change in net unrealized capital gains, may not pay dividends during 2004 without prior approval of the State of Connecticut Insurance Department. Primerica may pay up to $242 million to TIC in 2004 without prior approval of the Commonwealth of Massachusetts Insurance Department. The Company paid dividends of $545 million, $586 million and $472 million in 2003, 2002 and 2001, respectively.

     In connection with the TPC IPO and distribution, the Company's additional paid-in capital increased $1,596 million during 2002 as follows:

     ($ IN MILLIONS)
     Citigroup Series YYY Preferred Stock            $ 2,225
     TLA Holdings LLC                                    142
     Cash and other assets                               189
     Pension, postretirement, and post-
        employment benefits payable                     (279)
     Deferred tax assets                                  98
     Deferred tax liabilities                           (779)
                                                     -------
                                                     $ 1,596
                                                     =======
     See Note 14.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



8.   SHAREHOLDER'S EQUITY

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:



                                                  NET UNREALIZED                                             ACCUMULATED
                                                  GAIN/LOSS        FOREIGN CURRENCY     DERIVATIVE           OTHER CHANGES IN
($ IN MILLIONS)                                   ON INVESTMENT    TRANSLATION          INSTRUMENTS AND      EQUITY FROM
                                                  SECURITIES       ADJUSTMENTS          HEDGING ACTIVITIES   NONOWNER SOURCES
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, JANUARY 1, 2001                             $   104              $--                 $  --              $  104
Cumulative effect of change in accounting
   for derivative instruments and hedging
   activities, net of tax of $(16)                        14               --                   (43)                (29)
Unrealized gains on investment securities,
   net of tax of $74                                     138               --                    --                 138
Less: Reclassification adjustment for gains
   included in net income, net of tax of $(38)           (70)              --                    --                 (70)
Foreign currency translation adjustment, net
   of tax of $(2)                                         --               (3)                   --                  (3)
Less: Derivative instrument hedging activity
   losses, net of tax of $(35)                            --               --                   (66)                (66)
--------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                             82               (3)                 (109)                (30)
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                               186               (3)                 (109)                 74
Unrealized gains on investment securities,
   net of tax of $167                                    311               --                    --                 311
Add: Reclassification adjustment for losses
   included in net income, net of tax of $78             144               --                    --                 144
Foreign currency translation adjustment, net
  of tax of $2                                            --                3                    --                   3
Less: Derivative instrument hedging activity
   losses,  net of tax of $(42)                           --               --                   (78)                (78)
--------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                            455                3                   (78)                380
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                               641               --                  (187)                454
--------------------------------------------------------------------------------------------------------------------------------
Unrealized gains on investment securities,
   net of tax of $407                                    793               --                    --                 793
Add: Reclassification adjustment for losses
   included in net income, net of tax of $13              25               --                    --                  25
Foreign currency translation adjustment, net
   of tax of $3                                           --                4                    --                   4
Add: Derivative instrument hedging activity
   gains, net of tax of $46                               --               --                    84                  84
--------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                            818                4                    84                 906
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2003                           $ 1,459              $ 4                 $(103)             $1,360
--------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


9.   BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. The Company's share of the expense related to this plan was insignificant in 2003, 2002 and 2001.

The Company also participates in a non-qualified, noncontributory defined benefit pension plan sponsored by Citigroup. During 2002, the Company assumed TPC's share of the non-qualified pension plan related to inactive employees of the former Travelers Insurance entities as part of the TPC spin-off. The Company's share of net expense for this plan was $5 million in 2003, $10 million in 2002, and insignificant in 2001.

In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by Citigroup. The Company assumed TPC's share of the postretirement benefits related to inactive employees of the former Travelers Insurance entities during 2002 as part of the TPC spin-off. The Company's share of net expense for the other postretirement benefit plans was $28 million in 2003, $18 million in 2002 and not significant for 2001.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2003, 2002 and 2001. See
Note 13.


10.  LEASES

Most leasing functions for the Company are administered by a Citigroup subsidiary. Net rent expense for the Company was $21 million, $24 million, and $26 million in 2003, 2002 and 2001, respectively.

--------------------------------------------------------------------------------
  YEAR ENDING DECEMBER 31,           MINIMUM OPERATING         MINIMUM CAPITAL
  ($ IN MILLIONS)                     RENTAL PAYMENTS          RENTAL PAYMENTS
--------------------------------------------------------------------------------
  2004                                     $ 47                      $ 5
  2005                                       52                        5
  2006                                       58                        5
  2007                                       58                        6
  2008                                       58                        6
  Thereafter                                 83                       18
--------------------------------------------------------------------------------
  Total Rental Payments                    $355                      $45
================================================================================

Future sublease rental income of approximately $60 million will partially offset these commitments. Also, the Company will be reimbursed for 50%, totaling $135 million through 2011, of the rental expense for a particular lease by an affiliate.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


11.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's Canadian operations as well as direct

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company enters into credit default swaps in conjunction with a fixed income investment to reproduce the investment characteristics of a different investment. The Company will also enter credit default swaps to reduce exposure to certain corporate debt security investment exposures that it holds. Under credit default swaps, the Company agrees with other parties to receive or pay, at specified intervals, fixed or floating rate interest amounts calculated by reference to an agreed notional principal amount in exchange for the credit default risk of a specified bond. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2003, the Company held collateral under these contracts amounting to approximately $96.9 million.

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2003 and 2002:

                                         Year Ended          Year Ended
      In millions of dollars             December 31, 2003   December 31, 2002
      --------------------------------------------------------------------------
      Hedge ineffectiveness recognized
          related to fair value hedges          $(23.2)            $(18.3)

      Hedge ineffectiveness recognized
          related to cash flow hedges             (3.4)              14.8


      Net loss recorded in accumulated
          other changes in equity from
          nonowner sources related to
          net investment hedges                  (33.6)              (8.4)

      Net loss from economic
          hedges recognized in earnings           (1.6)             (32.8)

During the year ended December 31, 2002 the Company recorded a gain of $.3 million from discontinued forecasted transactions. During the year ended December 31, 2003 there were no discontinued forecasted transactions. The amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2003 is $(90.4) million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The off-balance sheet risk of fixed and variable rate loan commitments was $253.5 million and $240.9 million at December 31, 2003 and 2002, respectively. The Company had unfunded commitments of $527.8 million and $630.0 million to these partnerships at December 31, 2003 and 2002, respectively.

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

At December 31, 2003 and 2002, investments in fixed maturities had a carrying value and a fair value of $42.3 billion and $36.4 billion, respectively. See Notes 1 and 3.

At December 31, 2003, mortgage loans had a carrying value of $1.9 billion and a fair value of $2.0 billion and at year-end 2002 had a carrying value of $2.0 billion and a fair value of $2.2 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 2,225 shares of Citigroup Cumulative Preferred Stock Series YYY, carried at cost of $2,225 million at December 31, 2003 and 2002, acquired as a contribution from TPC. This Series YYY Preferred Stock pays cumulative dividends at 6.767%, has a liquidation value of $1 million per share and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after February 27, 2022. Dividends totaling $151 million and $125 million were received in 2003 and 2002, respectively. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY, carried at cost of $987 million at December 31, 2003 and 2002. This Series YY Preferred Stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $53 million were received during each of 2003, 2002 and 2001. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2003, contractholder funds with defined maturities had a carrying value of $13.5 billion and a fair value of $13.7 billion, compared with a carrying value and a fair value of $12.5 billion and $13.3 billion at December 31, 2002. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $13.1 billion and a fair value of $12.8 billion at December 31, 2003, compared with a carrying value of $11.1 billion and a fair value of $10.7 billion at December 31, 2002. These contracts generally are valued at surrender value.

The carrying values of $698 million and $321 million of financial instruments classified as other assets approximated their fair values at December 31, 2003 and 2002, respectively. The carrying value of $2.5 billion and $1.5 billion of financial instruments classified as other liabilities at December 31, 2003 and 2002

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

also approximated their fair values at both December 31, 2003 and 2002. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

Both the assets and liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $350 million at December 31, 2003, compared with a carrying value and a fair value of $511 million at December 31, 2002.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing. The Company is cooperating fully with all of these reviews and is not able to predict their outcomes.

The Company is a defendant or co-defendant in various litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on the Company's consolidated results of operations, financial condition or liquidity.

OTHER

The Company is a member of the Federal Home Loan Bank of Boston (the Bank), and in this capacity has entered into a funding agreement (the agreement) with the Bank where a blanket lien has been granted to collateralize the Bank's deposits. The Company maintains control of these assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The agreement further states that upon any event of default, the Bank's recovery is limited to the amount of the member's outstanding funding agreement. The amount of the Company's liability for funding agreements with the Bank as of December 31, 2003 is $1 billion, included in contractholder funds. The Company holds $50 million of common stock of the Bank, included in equity securities.

The Company has provided a guarantee on behalf of Citicorp International Life Insurance Company, Ltd. (CILIC), an affiliate. The Company has guaranteed to pay claims up to $1 billion of life insurance coverage for CILIC. This guarantee takes effect if CILIC cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in force under this guarantee at December 31, 2003 is $61 million. The Company does not hold any collateral related to this guarantee.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


13.  RELATED PARTY TRANSACTIONS

Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company as of December 31, 2003. At December 31, 2001 the majority of these services were provided by either Citigroup and its subsidiaries or TPC. The Company paid Citigroup and its subsidiaries $55.3 million, $56.9 million and $43.6 million in 2003, 2002 and 2001, respectively, for these services. The Company paid TPC $4.9 million, $33.6 million and $30.0 million in 2003, 2002 and 2001, respectively, for these services. The amounts due to affiliates related to these services, included in other liabilities at December 31, 2003 and 2002, were insignificant. See Note 14.

The Company has received reimbursements from Citigroup and its affiliates related to the Company's increased benefit and lease expenses after the TPC spin-off. These reimbursements totaled $34.3 million in 2003 and $15.5 million in 2002.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2003 and 2002, the pool totaled approximately $3.8 billion and $4.2 billion, respectively. The Company's share of the pool amounted to $3.3 billion and $3.8 billion at December 31, 2003 and 2002, respectively, and is included in short-term securities in the consolidated balance sheets.

At December 31, 2003 and 2002, the Company had outstanding loaned securities to its affiliate Smith Barney (SB), a division of Citigroup Global Markets, Inc., of $238.5 million and $267.1 million, respectively.

Included in other invested assets is a $3.2 billion investment in Citigroup Preferred Stock at December 31, 2003 and 2002, carried at cost. Dividends received on these investments were $204 million in 2003, $178 million in 2002 and $53 million in 2001. See Note 11.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $166.3 million and $186.1 million at December 31, 2003 and 2002, respectively. Income of $18.6 million, $99.7 million and $65.5 million was earned on these investments in 2003, 2002 and 2001, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $48.3 million and $23.6 million at December 31, 2003 and 2002, respectively. Income (loss) of $33.9 million, $0 million and $(41.6) million were earned on this investment in 2003, 2002 and 2001, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's-length basis.

The Company markets deferred annuity products and life insurance through SB. Annuity deposits related to these products were $835 million, $1.0 billion, and $1.5 billion in 2003, 2002 and 2001, respectively. Life premiums were $114.9 million, $109.7 million and $96.5 million in 2003, 2002 and 2001, respectively. Commissions and fees paid to SB were $70.3 million, $77.0 million and $84.6 million in 2003, 2002 and 2001, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


The Company also markets individual annuity and life insurance through CitiStreet Retirement Services, a division of CitiStreet LLC, (CitiStreet), a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet were $1.4 billion in 2003 and $1.6 billion in each of 2002 and 2001. Commissions and fees paid to CitiStreet were $52.9 million, $54.0 million and $59.1 million in 2003, 2002 and 2001, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (together with its subsidiaries, Citibank). Deposits received from Citibank were $357 million, $321 million and $564 million in 2003, 2002 and 2001, respectively. Commissions and fees paid to Citibank were $29.8 million, $24.0 million and $37.2 million in 2003, 2002 and 2001, respectively.

Primerica Financial Services (PFS), an affiliate, is a distributor of products for TLA. PFS sold $714 million, $787 million and $901 million of individual annuities in 2003, 2002 and 2001, respectively. Commissions and fees paid to PFS were $58.1 million, $60.4 million and $67.8 million in 2003, 2002 and 2001, respectively.

Primerica Life has entered into a General Agency Agreement with PFS that provides that PFS will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay PFS marketing fees of no less than $10 million per year based upon U.S. gross direct premiums received by Primerica Life. In each of 2003, 2002, and 2001 the fees paid by Primerica Life were $12.5 million.

The Company sells structured settlement annuities to the property-casualty subsidiaries of TPC. See Note 14.

TIC has made a solvency guarantee for an affiliate, CILIC. See Note 12.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2003, 2002 and 2001.

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company's charge to income for this program was insignificant in 2003, 2002 and 2001.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant, is included in other assets in the consolidated balance sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2003, 2002 and 2001.

14.  TRAVELERS PROPERTY CASUALTY SPIN-OFF

On March 27, 2002, TPC, the Company's parent at December 31, 2001, completed its IPO. On August 20, 2002, Citigroup made a tax-free distribution to its stockholders of a majority portion of its remaining interest in TPC. Prior to the IPO the following transactions occurred:

     o The common stock of the Company was distributed by TPC to CIHC so the Company would remain an indirect wholly owned subsidiary of Citigroup.

     o The Company sold its home office buildings in Hartford, Connecticut and a building housing TPC's information systems in Norcross, Georgia to TPC for $68 million.

     o TLA Holdings LLC, a non-insurance subsidiary valued at $142 million, was contributed to the Company by TPC.

     o The Company assumed pension, postretirement and post employment benefits payable to all inactive employees of the former Travelers Insurance entities and received $189 million of cash and other assets from TPC to offset these benefit liabilities. In March 2003, TPC paid the Company $22.6 million as a settlement for these benefit-related liabilities.

     o The Company received 2,225 shares of Citigroup's 6.767% Cumulative Preferred Stock, Series YYY, with a par value of $1.00 per share and a liquidation value of $1 million per share as a contribution from TPC.

At December 31, 2001, TPC and its subsidiaries were affiliates of the Company and provided certain services to the Company. These services included data processing, facilities management, banking and financial functions, benefits administration and others. During 2002, the Company began phasing out these services. The Company still receives certain services from TPC on a contract basis. The Company paid TPC $4.9 million, $33.6 million and $30.0 million in 2003, 2002 and 2001, respectively, for these services.

The Company sells structured settlement annuities to the property-casualty insurance subsidiaries of TPC. Such premiums and deposits were $159 million and $194 million for 2002 and 2001, respectively.

The Company has a license from TPC to use the names "Travelers Life & Annuity," "The Travelers Insurance Company," "The Travelers Life and Annuity Company" and related names in connection with the Company's business.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES


The following table reconciles net income to net cash provided by operating activities:


--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                     2003       2002       2001
($ IN MILLIONS)
--------------------------------------------------------------------------------

Net Income                                       $ 1,358    $ 1,082    $ 1,281
    Adjustments to reconcile net income to net
    cash provided by operating activities:
       Realized (gains) losses                       (37)       322       (125)
       Deferred federal income taxes                  58        185        159
       Amortization of deferred policy
         acquisition costs                           501        393        379
       Additions to deferred policy acquisition
         costs                                      (960)      (879)      (851)
       Investment income                            (503)      (119)      (493)
       Premium balances                                8         (7)         7
       Insurance reserves and accrued expenses       832        493        686
       Other                                        (443)      (402)       237
--------------------------------------------------------------------------------
Net cash provided by operations                  $   814    $ 1,068    $ 1,280
--------------------------------------------------------------------------------

16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

In 2003, significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $129 million. In 2002, these activities include the contribution of $2,225 million of Citigroup YYY Preferred Stock and related deferred tax liability of $779 million; a $17 million COLI asset and $98 million deferred tax asset related to the transfer of $279 million of pension and postretirement benefits, transferred for $172 million cash; and the contribution of a non-insurance company, TLA Holdings, LLC, for $142 million. In 2001, these activities were insignificant.

                          INDEPENDENT AUDITORS' REPORT





The Board of Directors and Shareholder
The Travelers Insurance Company:


Under date of February 26, 2004, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2003, which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.


/s/KPMG LLP

Hartford, Connecticut
February 26, 2004

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2003
                                 ($ IN MILLIONS)



--------------------------------------------------------------------------------
TYPE OF INVESTMENT                                                AMOUNT SHOWN
                                                                   IN BALANCE
                                                COST       VALUE    SHEET(1)
--------------------------------------------------------------------------------

Fixed Maturities:
   Bonds:
       U.S. Government and government
         agencies and Authorities              $ 6,487    $ 6,642    $ 6,642
       States, municipalities and political
         subdivisions                              379        398        398
       Foreign governments                         690        740        740
       Public utilities                          2,702      2,901      2,901
       Convertible bonds and bonds with
         warrants attached                         187        208        208
       All other corporate bonds                29,519     31,260     31,260
--------------------------------------------------------------------------------
          Total Bonds                           39,964     42,149     42,149
   Redeemable preferred stocks                     155        174        174
--------------------------------------------------------------------------------
      Total Fixed Maturities                    40,119     42,323     42,323
--------------------------------------------------------------------------------

Equity Securities:
   Common Stocks:
      Banks, trust and insurance companies          14         16         16
      Industrial, miscellaneous and all other       95        118        118
--------------------------------------------------------------------------------
         Total Common Stocks                       109        134        134
   Nonredeemable preferred stocks                  214        228        228
--------------------------------------------------------------------------------
      Total Equity Securities                      323        362        362
--------------------------------------------------------------------------------

Mortgage Loans                                   1,886                 1,886
Real Estate Held For Sale                           96                    96
Policy Loans                                     1,135                 1,135
Short-Term Securities                            3,603                 3,603
Trading Securities                               1,707                 1,707
Other Investments   (2)  (3)  (4)                1,465                 1,465
--------------------------------------------------------------------------------
      Total Investments                        $50,334               $52,577
================================================================================

(1) Determined in accordance with methods described in Notes 1 and 3 of the Notes to Consolidated Financial Statements.

(2) Excludes $3.2 billion of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(3) Also excludes $415 million fair value of investment in affiliated partnership interests.

(4) Includes derivatives marked to market and recorded at fair value in the balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                 ($ IN MILLIONS)


------------------------------------------------------------------------------------------------------------------------------------

                                        FUTURE
                                        POLICY        OTHER
                                        BENEFITS,     POLICY                                      AMORTIZATION
                          DEFERRED      LOSSES,       CLAIMS                           BENEFITS,  OF DEFERRED
                          POLICY        CLAIMS        AND                 NET          CLAIMS     POLICY          OTHER
                          ACQUISITION   AND LOSS      BENEFITS  PREMIUM   INVESTMENT   AND        ACQUISITION    OPERATING  PREMIUMS
                          COSTS         EXPENSES(1)   PAYABLE   REVENUE   INCOME       LOSSES(2)  COSTS          EXPENSES    WRITTEN
------------------------------------------------------------------------------------------------------------------------------------
                    2003
                    ----

Travelers Life & Annuity   $2,361         $42,023       $532    $1,082      $2,743     $2,816         $266          $240     $1,093
Primerica                   2,034           3,500        161     1,245         315        534          235           219      1,251
------------------------------------------------------------------------------------------------------------------------------------
Total                      $4,395         $45,523       $693    $2,327      $3,058     $3,350         $501          $459     $2,344
====================================================================================================================================

                    2002
                    ----

Travelers Life & Annuity   $2,043         $37,774       $461      $730      $2,646     $2,404         $174          $190       $729
Primerica                   1,893           3,261        147     1,194         290        527          219           217      1,184
------------------------------------------------------------------------------------------------------------------------------------
Total                      $3,936         $41,035       $608    $1,924      $2,936     $2,931         $393          $407     $1,913
====================================================================================================================================

                    2001
                    ----

Travelers Life & Annuity   $1,672         $33,475       $368     $ 957      $2,530     $2,534        $171           $154      $ 955
Primerica                   1,789           3,044        144     1,145         301        507         208            217      1,157
------------------------------------------------------------------------------------------------------------------------------------
Total                      $3,461         $36,519       $512    $2,102      $2,831     $3,041        $379           $371     $2,112
====================================================================================================================================

(1)  Includes contractholder funds.

(2)  Includes interest credited to contractholders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)



--------------------------------------------------------------------------------
                                                      ASSUMED         PERCENTAGE
                                          CEDED TO     FROM            OF AMOUNT
                                  GROSS     OTHER      OTHER     NET    ASSUMED
                                  AMOUNT  COMPANIES  COMPANIES  AMOUNT  TO NET
--------------------------------------------------------------------------------


2003
----
Life Insurance In Force          $593,006  $356,298  $  3,519  $240,227   1.4%
Premiums:
   Life insurance                $  2,672       419  $      1  $  2,254    --
   Accident and health insurance      308       235        --        73    --
   Property casualty                   21        --        --        --    --
                                 --------  --------  --------  --------  ----
      Total Premiums             $  3,001  $    675  $      1  $  2,327    --
                                 ========  ========  ========  ========  ====

2002
----
Life Insurance In Force          $549,066  $321,940  $  3,568  $230,694   1.5%
Premiums:
   Life insurance                $  2,227       377  $     --  $  1,850    --
   Accident and health insurance      316       242        --        74    --
   Property casualty                  109       109        --        --    --
                                 --------  --------  --------  --------  ----
      Total Premiums             $  2,652  $    728  $     --  $  1,924    --
                                 ========  ========  ========  ========  ====


2001
----
Life Insurance In Force          $510,457  $285,696  $  3,636  $228,397   1.6%
Premiums:
   Life insurance                $  2,378  $    352  $     --  $  2,026    --
   Accident and health insurance      321       246         1        76    --
   Property casualty                  180       180        --        --    --
                                 --------  --------  --------  --------  ----
      Total Premiums             $  2,879  $    778  $      1  $  2,102    --
                                 ========  ========  ========  ========  ====

                         THE TRAVELERS INSURANCE COMPANY
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415









L-11843S                                                                May 2004

                                     PART C

                                OTHER INFORMATION

ITEM 27.  EXHIBITS

     EXHIBIT
      NUMBER      DESCRIPTION

        a. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit No. 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

        b.        Not Applicable.

       c.1. Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit c.1 to Post Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952 filed February 7, 2003.)

       c.2. Specimen Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

       d.1. Form of Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit No. 5 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

       d.2. Primary or Other Insured Term Rider (MarketLife). (Incorporated herein by reference to Exhibit d.2 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.3. Child Term Insurance Rider (MarketLife). (Incorporated herein by reference to Exhibit d.3 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.4. Lapse Protection Guarantee Rider (MarketLife). (Incorporated herein by reference to Exhibit d.4 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.5. Maturity Extension Rider (MarketLife). (Incorporated herein by reference to Exhibit d.5 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.6. Cost of Living Increase Rider (MarketLife/Invest). (Incorporated herein by reference to Exhibit d.6 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.7. Waiver of Deduction Amount Rider (MarketLife/Invest). (Incorporated herein by reference to Exhibit d.7 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.8. Childrens Level Term Life Insurance Provision (Rider) (InVest). (Incorporated herein by reference to Exhibit d.8 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.9. Cost of Living Increase Rider (InVest). (Incorporated herein by reference to Exhibit d.9 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

      d.10. Spouse and Children Term Life Insurance Provision (InVest). (Incorporated herein by reference to Exhibit d.10 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

        e.        Application for Variable Life Insurance Contracts.
                  (Incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 19 to the Registration Statement on Form S-6, File No. 2-88637, filed April 24, 1998.)

       f.1. Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed April 29, 1996.)

       f.2. By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

        g. Specimen Reinsurance Contracts. (Incorporated herein by reference to Exhibit g to Post-Effective

                  Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

        h. Specimen Participation Agreements. (Incorporated herein by reference to Exhibit h to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

        i.        Administrative Contracts. Not applicable.

        j.        None.

        k. Opinion of counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit k to Post-Effective Amendment No. 24 to the Registration Statement on Form N-6, File No. 2-88637, filed February 25, 2003.)

        m. Calculations. (Incorporated herein by reference to Exhibit m to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

        n.        Other Opinions. Consent of KPMG LLP, Independent Auditors.
                  Filed herewith.

        o.        Omitted Financial Statement. Not applicable.

        p.        Initial Capital Agreements. Not applicable.

        q. Redeemability Exemption. (Incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

       r.1. Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Glenn D. Lammey, Marla Berman Lewitus and Kathleen L. Preston. (Incorporated herein by reference to Exhibit r.1. to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)


ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL          POSITIONS AND OFFICES
BUSINESS ADDRESS            WITH INSURANCE COMPANY

George C. Kokulis           Director, Chairman, President and Chief Executive
                            Officer

Glenn D. Lammey             Director, Senior Executive Vice President, Chief
                            Financial Officer, Chief Accounting Officer

Kathleen L. Preston         Director and Executive Vice President

Edward W. Cassidy           Senior Vice President

Winifred Grimaldi           Senior Vice President

Marla Berman Lewitus        Director, Senior Vice President and General Counsel

Brendan Lynch               Senior Vice President

David A. Tyson              Senior Vice President

David A. Golino             Vice President and Controller

Mark Reilly                 Vice President and Actuary

Anthony Cocolla             Vice President

Tim W. Still                Vice President

Linn K. Richardson          Second Vice President and Actuary

Mahir Dugentas              Actuary

Gene Lunman                 Vice President and Actuary

Lawrence Segal              Actuary

Ernest J. Wright            Vice President and Secretary

Kathleen A. McGah           Assistant Secretary and Deputy General Counsel

Principal Business Address:
         The Travelers Insurance Company
         One Cityplace
         Hartford, CT  06103-3415


ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-82009, filed April 14, 2004.

ITEM 30.  INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.


RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.      PRINCIPAL UNDERWRITER

(a)    Travelers Distribution LLC
       One Cityplace
       Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable

Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b) NAME AND PRINCIPAL         POSITIONS AND OFFICES
    BUSINESS ADDRESS           WITH UNDERWRITER

    Kathleen L. Preston        Board of Manager

    Glenn D. Lammey            Board of Manager

    William F. Scully III      Board of Manager

    Donald R. Munson, Jr.      Board of Manager, President, Chief Executive
                               Officer and Chief Operating Officer

    Tim W. Still               Vice President

    Anthony Cocolla            Vice President

    John M. Laverty            Treasurer and Chief Financial Officer

    Stephen E. Abbey           Chief Compliance Officer

    Alison K. George           Director and Chief Advertising Compliance Officer

    Stephen T. Mullin          Chief Compliance Officer

    Ernest J. Wright           Secretary

    Kathleen A. McGah          Assistant Secretary

    William D. Wilcox          Assistant Secretary

* The business address for all the above is: One Tower Square, Hartford, CT 06183

     (c) Travelers Distribution LLC ("TDLLC"), as the principal underwriter and distributor, does not receive any fees on the Policies. The Company pays compensation directly to broker-dealers who have selling agreements with TDLLC.

         Tower Square Securities, Inc. provides certain limited services to TDLLC in the course of ordinary business as a principal underwriter to maintain its status as a broker-dealer in good standing with the NASD. Tower Square Securities, Inc. allocates such expenses to TDLLC.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

(1)    The Travelers Insurance Company
       One Cityplace
       Hartford, Connecticut 06103-3415

ITEM 33.  MANAGEMENT SERVICES

Not Applicable.

ITEM 33.  MANAGEMENT SERVICES

Not Applicable.

ITEM 34.  FEE REPRESENTATION

The Company hereby represents that the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to the registration under Rule 485(b) has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned duly authorized, in the City of Hartford, and State of Connecticut, on this 15th day of April, 2004.



                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                                  (Registrant)


                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)


                                  By: *GLENN D. LAMMEY
                                      ------------------------------------------
                                      Glenn D. Lammey, Chief Financial Officer,
                                      Chief Accounting Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 15th day of April, 2004.


*GEORGE C. KOKULIS                      Director, President and Chief Executive
----------------------------------      Officer (Principal Executive Officer)
(George C. Kokulis)

*GLENN D. LAMMEY                        Director, Chief Financial Officer, Chief
----------------------------------      Accounting Officer (Principal Financial
(Glenn D. Lammey)                       Officer)

*MARLA BERMAN LEWITUS                   Director
----------------------------------
(Marla Berman Lewitus)

*KATHLEEN L. PRESTON                    Director
----------------------------------
(Kathleen L. Preston)



*By:  /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT LETTER   DESCRIPTION                                                                     METHOD OF FILING
---------------- ------------------------------------------------------------------------------- ------------------------------
      n.         Consent of KPMG LLP, Independent Auditors                                       Electronically